File No. 33-24962

                                               Investment Company No. 811-5186

As filed with the Securities and Exchange Commission on February 28, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement under The Securities Act of 1933


                         Post-Effective Amendment No. 21


          Registration Statement under The Investment Company Act of 1940


                                Amendment No. 23


                             AMERICAN SKANDIA TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484

               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
              (Registrant's Telephone Number, Including Area Code)

                       MARY ELLEN O'LEARY, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST
                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

                     (Name and Address of Agent for Service)

                                   Copies to:

                              JOHN T. BUCKLEY, ESQ.
                                WERNER & KENNEDY
              1633 BROADWAY, 46TH FLOOR, NEW YORK, NEW YORK 10019


It is proposed that this filing will become effective (check appropriate space)


        _____         immediately upon filing pursuant to paragraph (b).
                      on              pursuant to paragraph (b) of rule 485.
        _____         60 days after filing pursuant to paragraph (a)(1).
        _[X]_         on 5/1/97 pursuant to paragraph (a)(1).
        _____         75 days after filing pursuant to paragraph (a)(2).
        _____         on _______ pursuant to paragraph (a)(2) of rule 485.
        _____         this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.

                 Registrant has elected to maintain an indefinite registration of shares under Rule 24f-2. The Rule 24f-2 Notice for Registrant's fiscal period ended December 31, 1996 was filed on February [insert], 1997.

                             AMERICAN SKANDIA TRUST

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET


Form N-1A
Item Number
                                                                                        Prospectus
Part A                              Prospectus Caption                                  Page Number

      1.                            Cover Page
      2.                            Portfolio Annual Expenses
      3.                            Financial Highlights
      4.                            Investment Objectives and
                                       Policies; Certain Risk Factors and
                                       Investment Methods; Organization and
                                       Description of Shares of the Trust
      5.   (a)(b)(c)(d)                Management of the Trust
           (e)                      Transfer and Shareholder Servicing
                                       Agent and Custodian
           (f)                      Portfolio Annual Expenses
           (g)                      Brokerage Allocation
      6.   (a)                      Organization and Description of
                                       Shares of the Trust
           (b)                      Other Information
           (c)(d)
           (e)                      Cover Page; Other Information
           (f) (g)                  Tax Matters
           (h)                      *

      7.   (a)                      *
           (b)                      Purchase and Redemption of Shares;
                                       Net Asset Values
           (c)(d) (e) (f)           *
      8.                            Purchase and Redemption of Shares
      9.                            *



                                                                                        Statement of
                                                                                        Additional
                                    Statement of Additional                             Information
Part B                              Information Caption                                 Page Number

      10.                           Cover Page
      11.                           Table of Contents
      12.                           General Information and History
      13.                           Investment Objectives and Policies;
                                       Investment Restrictions;
                                       Portfolio Turnover; Allocation
                                       of Investments
      14.                           Management
      15.                           Other Information
      16.       (a) (b)             Management of the Trust
                (c)                 *
                (d) (e)             Management of the Trust
                (f) (g)             *
                (h)                 See Prospectus
                (i)                 *
      17.       (a) (b) (c)         Brokerage Allocation
                (d) (e)             *

      18.                           See Prospectus
      19.       (a)                 Purchase and Redemption of Shares;
                                    See also Prospectus
                (b)                 Computation of Net Asset Values
                (c)                 *
      20.                           See Prospectus
      21.                           Underwriter
      22.                           Performance
      23.                           Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.





* Not Applicable

PROSPECTUS                                                           MAY 1, 1997
                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484
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American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing investment objectives of its Portfolios. The Portfolios as of the date of this Prospectus and their respective investment objectives are as follows:

Lord Abbett Growth and Income Portfolio seeks long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. JanCap Growth Portfolio seeks growth of capital in a manner consistent with preservation of capital. AST Janus Overseas Growth Portfolio seeks long-term growth of capital. AST Money Market Portfolio seeks high current income and maintenance of high levels of liquidity. Federated Utility Income Portfolio seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies. Federated High Yield Portfolio seeks high current income by investing primarily in a diversified portfolio of fixed income securities. T. Rowe Price Asset Allocation Portfolio seeks a high level of total return by investing primarily in a diversified group of fixed income and equity securities. T. Rowe Price International Equity Portfolio seeks total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. T. Rowe Price Natural Resources Portfolio seeks long-term growth of capital through investments primarily in common stocks of companies which own or develop natural resources and other basic commodities. T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) seeks to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. T. Rowe Price Small Company Value Portfolio seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. Founders Capital Appreciation Portfolio seeks capital appreciation. Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio) seeks capital appreciation. INVESCO Equity Income Portfolio seeks high current income while following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. PIMCO Total Return Bond Portfolio seeks to maximize total return, consistent with preservation of capital. PIMCO Limited Maturity Bond Portfolio seeks to maximize total return, consistent with preservation of capital and prudent investment management. Berger Capital Growth Portfolio seeks long-term capital appreciation. Robertson Stephens Value + Growth Portfolio seeks capital appreciation. Twentieth Century International Growth Portfolio seeks capital growth. Twentieth Century Strategic Balanced Portfolio seeks capital growth and current income. AST Putnam Value Growth & Income Portfolio seeks capital growth. Current income is a secondary objective. AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) seeks capital appreciation. AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) seeks a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

Investments in American Skandia Trust are neither insured nor guaranteed by the United States Government. Such investments are not bank deposits, and are not insured by, guaranteed by, obligations of, or otherwise supported by, any bank. Although the AST Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of the Trust and should be retained for future reference. A Statement of Additional Information, dated December 30, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. That Statement is available without charge upon request to the Trust at the address listed above or by calling (203) 926-1888.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued on page 2)




Shares of the Trust are available to, and are marketed as a pooled funding vehicle for, life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. As of the date of this Prospectus, the only Participating Insurance Companies are American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company. From time to time, however, the Trust may enter into participation agreements with other Participating Insurance Companies. Shares of the Trust also may be offered directly to qualified pension and retirement plans, including, but not limited to, plans under sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended ("Qualified Plans"). The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular variable annuity contract or variable life insurance policy or Qualified Plan. Please read the Prospectus of the variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies for information regarding contract fees and expenses and any restrictions on purchases.


                                TABLE OF CONTENTS

Caption                                                                                                       Page

     Financial Highlights
     Investment Objectives and Policies
     Lord Abbett Growth and Income  Portfolio
     JanCap Growth Portfolio
     AST Janus Overseas  Growth  Portfolio
     AST Money Market  Portfolio
     Federated  Utility Income  Portfolio
     Federated  High  Yield  Portfolio
     T. Rowe Price Asset Allocation Portfolio
     T. Rowe Price International Equity Portfolio
     T. Rowe Price  Natural Resources Portfolio
     T.  Rowe  Price  International  Bond Portfolio
     T. Rowe Price Small  Company  Value  Portfolio
     Founders  Capital Appreciation Portfolio
     Founders Passport  Portfolio
     INVESCO Equity Income Portfolio
     PIMCO Total Return Bond  Portfolio
     PIMCO Limited  Maturity Bond Portfolio
     Berger Capital Growth Portfolio
     Robertson Stephens Value + Growth Portfolio
     Twentieth  Century   International  Growth  Portfolio
     Twentieth Century  Strategic  Balanced  Portfolio
     AST Putnam Value  Growth & Income Portfolio
     AST Putnam International  Equity  Portfolio
     AST Putnam Balanced Portfolio
     Certain Risk  Factors  and  Investment  Methods
     Regulatory Matters
     Portfolio Turnover
     Brokerage Allocation
     Investment Restrictions
     Net Asset Values
     Purchase and Redemption of Shares
     Management of the Trust
     Tax Matters
     Organization and Description of Shares of the  Trust
     Portfolio Annual Expenses
     Performance
     Transfer and Shareholder Servicing Agent and Custodian
     Counsel and Auditors
     Other Information

PORTFOLIO ANNUAL EXPENSES (as a percentage of average net assets): Unless otherwise indicated, the expenses shown on the following page are for the year ending December 31, 1996. "N/A" indicates that no entity has agreed to reimburse the particular expense indicated. The expenses of the portfolios either are currently being partially reimbursed or may be partially reimbursed in the future. Management Fees, Other Expenses and Total Annual Expenses are provided on both a reimbursed and not reimbursed basis, if applicable.



Maximum Sales Load Imposed on Purchases (as a percentage of offering price) NONE* Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price) NONE* Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as applicable) NONE* Redemption Fees (as a percentage of amount redeemed, if applicable) NONE* Exchange Fee NONE*

* Because shares of the Portfolios may be purchased through variable insurance contacts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. The table on the following page does not reflect any such charges.

                          Annual Fund Operating Expenses (as a percentage of average net assets)
                                                                                               Total        Total
                                                                                               Annual       Annual
                                    Management   Management     Other           Other          Expenses     Expenses
                                    Fee          Fee            Expenses        Expenses       after any    without any
                                    after any    without any    after any       without any    applicable   applicable
Portfolio:                          voluntary    voluntary      any applicable  applicable     waiver or    waiver or
                                    waiver       waiver         reimbursement   reimbursement  reimbursementreimbursement
---------------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income         N/A         0.75%              N/A          0.22%             N/A        0.97%
JanCap Growth                         N/A         0.90%              N/A          0.20%             N/A        1.10%
AST Janus Overseas Growth(1)          N/A         1.00%              N/A          0.42%             N/A        1.42%
AST Money Market                    0.45%         0.50%            0.15%          0.21%           0.60%        0.71%
Federated Utility Income              N/A         0.67%              N/A          0.26%             N/A        0.93%
Federated High Yield                  N/A         0.75%              N/A          0.28%             N/A        1.03%
T. Rowe Price Asset Allocation        N/A         0.85%              N/A          0.35%             N/A        1.20%
T. Rowe Price Int'l Equity            N/A         1.00%              N/A          0.30%             N/A        1.30%
T. Rowe Price Natural Resources       N/A         0.90%              N/A          0.40%             N/A        1.30%
T. Rowe Price Int'l Bond(2)           N/A         0.80%              N/A          0.36%             N/A        1.16%
T. Rowe Price Small Co. Value(1)      N/A         0.90%              N/A          0.37%             N/A        1.27%
Founders Capital Appreciation         N/A         0.90%              N/A          0.26%             N/A        1.16%
Founders Passport                     N/A         1.00%              N/A          0.36%             N/A        1.36%
INVESCO Equity Income                 N/A         0.75%              N/A          0.23%             N/A        0.98%
PIMCO Total Return Bond               N/A         0.65%              N/A          0.24%             N/A        0.89%
PIMCO Limited Maturity Bond           N/A         0.65%              N/A          0.24%             N/A        0.89%
Berger Capital Growth                 N/A         0.75%              N/A          0.26%             N/A        1.01%
Robertson Stephens Value + Growth(3)  N/A         1.00%              N/A          0.33%             N/A        1.33%
Twentieth Century Int'l Growth(1)     N/A         1.00%              N/A          0.42%             N/A        1.42%
Twentieth Century Strategic Balanced(1)N/A        0.85%              N/A          0.33%             N/A        1.18%
AST Putnam Value Growth & Income(1)   N/A         0.75%              N/A          0.33%             N/A        1.08%
AST Putnam Int'l Equity(4)            N/A         0.89%              N/A          0.27%             N/A        1.16%
AST Putnam Balanced(5)                N/A         0.75%              N/A          0.24%             N/A        0.99%

(1) These Portfolios were first offered publicly in January 1997. Expenses shown are based on estimated amounts for the current fiscal year. (2) Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of May 1, 1996, the Investment Manager engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .80% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (3) This Portfolio commenced operation in May, 1996. Expenses shown are estimated. (4) Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager. (5) Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million. As of October 15, 1996, the Investment Manager engaged Putnam Investment Management, Inc. as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio(s).

EXPENSE EXAMPLES:  The examples reflect expenses of the Portfolio.

The examples shown assume that the total annual expenses for the Portfolios throughout the period specified will be the lower of the total annual expenses without any applicable reimbursement or expenses after any applicable reimbursement.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

You would pay the following  expenses  rounded to the nearest  dollar on a $1,000  investment  assuming 5% annual return at the end of each time period.

                                                                                After:

Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------


Lord Abbett Growth and Income                        10                31               54                120
JanCap Growth                                        11                35               61                135
AST Janus Overseas Growth                            15                46               N/A               N/A
AST Money Market                                     6                 19               33                75
Federated Utility Income                             10                30               52                116
Federated High Yield                                 11                33               57                126
T. Rowe Price Asset Allocation                       12                38               66                145
T. Rowe Price International Equity                   13                41               71                156
T. Rowe Price Natural Resources                      13                41               71                156
T. Rowe Price International Bond                     12                37               64                141
T. Rowe Price Small Company                          13                40               N/A               N/A
Founders Capital Appreciation                        12                37               64                141
Founders Passport                                    14                43               74                163
INVESCO Equity Income                                10                31               54                120
PIMCO Total Return Bond                              9                 28               49                110
PIMCO Limited Maturity Bond                          9                 28               49                110
Berger Capital Growth                                10                32               56                125
Robertson Stephens Value + Growth                    14                43               N/A               N/A
Twentieth Century International Growth               15                46               N/A               N/A
Twentieth Century Strategic Balanced                 12                38               N/A               N/A
AST Putnam Value Growth & Income                     11                34               N/A               N/A
AST Putnam International Equity                      12                37               64                141
AST Putnam Balanced                                  10                32               55                121

FINANCIAL HIGHLIGHTS (Selected Per Share Data for an Average Share Outstanding and Ratios Throughout Each Period): The tables below contain financial information which has been audited in conjunction with the annual audits of the financial statements of American Skandia Trust by Deloitte & Touche LLP, Independent Auditors. Audited Financial Statements for the year ended December 31, 1996 and the Independent Auditors' Report thereon are included in the Trust's Statement of Additional Information, which is available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (203) 926-1888. Further information about the performance of the Portfolios is contained in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which also may be obtained without charge upon request to the Trust at that address or phone number. The information presented in these financial highlights is historical and is not intended to indicate future performance of the Portfolios. No financial information is included for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio or the AST Putnam Value Growth & Income Portfolio, which were first offered publicly on January 2, 1997.


                        {to be filed by future amendment}

INVESTMENT OBJECTIVES AND POLICIES: The investment objective and policies for each of the Portfolios are described below, and should be considered separately. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and returns in each Portfolio may differ. Those investment policies specifically labeled as "fundamental" may not be changed without approval of the shareholders of the affected Portfolio. Each Portfolio's investment objective or investment policies, unless otherwise specified, is not a fundamental policy and may be changed without shareholder approval. There can be no assurance that any Portfolio's investment objective will be achieved. Risk factors in relation to various securities and instruments in which the Portfolios may invest are described in the sections of this Prospectus and the Trust's Statement of Additional Information entitled "Certain Risk Factors and Investment Methods." Additional information about the investment objectives and policies of each Portfolio may be found in the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) AST Janus Overseas Growth Portfolio: Janus Capital Corporation; (d) AST Money Market
Portfolio: J.P. Morgan Investment Management, Inc.; (e) Federated Utility Income
Portfolio:  Federated Investment Counseling; (f) Federated High Yield Portfolio:
Federated Investment  Counseling;  (g) T. Rowe Price Asset Allocation Portfolio:
T.  Rowe  Price  Associates,  Inc.;  (h)  T.  Rowe  Price  International  Equity
Portfolio: Rowe Price-Fleming International, Inc.; (i) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc.; (k) T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc.; (l)
Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) Founders Passport Portfolio: Founders Asset Management, Inc. (n) INVESCO Equity Income Portfolio: INVESCO Trust Company; (o) PIMCO Total Return Bond Portfolio:
Pacific  Investment   Management  Company;   (p)  PIMCO  Limited  Maturity  Bond
Portfolio:  Pacific  Investment  Management  Company;  (q) Berger Capital Growth
Portfolio:  Berger  Associates,  Inc.;  (r)  Robertson  Stephens  Value + Growth
Portfolio: Robertson, Stephens & Company Investment Management, L.P.; (s) Twentieth Century International Growth Portfolio: American Century Investment Management, Inc. (which, prior to January 1, 1997, was named Investors Research Corporation); (t) Twentieth Century Strategic Balanced Portfolio: American Century Investment Management, Inc.; (u) AST Putnam Value Growth & Income
Portfolio: Putnam Investment Management, Inc.; (v) AST Putnam International Equity Portfolio: Putnam Investment Management, Inc. and (w) AST Putnam Balanced
Portfolio: Putnam Investment Management, Inc.


         Subject to approval of the Board of Trustees of the Trust, the Trust may add one or more portfolios and may cease to offer one or more portfolios, any such cessation to be subject to obtaining required regulatory approvals.



Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Sub-advisor will try to keep the Portfolio's assets invested in those securities which are selling at reasonable prices in relation to value. To do so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they carry excessive risk. The Sub-advisor will try to anticipate major changes in the economy and select stocks for the Portfolio which it believes will benefit most from these changes.

         The Portfolio normally will invest in common stocks (including securities convertible into common stocks) of seasoned companies which are expected to show above-average growth and which the Sub-advisor believes to be in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks held over long periods of time have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

         The Sub-advisor will be constantly balancing the opportunity for profit against the risk of loss for the Portfolio. In the past, very few industries have continuously provided the best investment opportunities. The Sub-advisor will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell securities that the Sub-advisor judges to be overpriced and reinvest the proceeds in other securities which the Sub-advisor believes offer better values.


         At such times that the Sub-advisor deems appropriate and consistent with this Portfolio's investment objective, the Portfolio may: (a) write covered call options which are traded on a national securities exchange with respect to securities in the Portfolio; (b) invest up to 10% of the Portfolio's net assets (at the time of investment) in foreign securities; and (c) invest in straight bonds and other debt securities, including lower-rated high-yield bonds. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. For a discussion of the risks involved in options transactions and in investing in lower-rated high-yield debt securities or foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For an additional description of covered options, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in short-term debt and other high quality fixed-income securities.

     Lending Portfolio Securities. The Portfolio may engage in the lending of its securities. It is expected that no more that 5% of the Portfolio's gross assets may be committed to securities lending. For a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated (BB/Ba or lower) high-yield bonds. For a description of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933. For a discussion of these instruments and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in industries and companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), government securities, mortgage- and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. For a discussion of risks involved in lower-rated securities, mortgage- and asset-backed securities and zero coupon bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, Portfolio changes may result from liquidity needs, securities having reached a price objective, or by reason of developments not foreseen at the time of the original investment decision. Portfolio changes may be effected for other reasons. In such circumstances, investment income will increase and may constitute a large portion of the return on the Portfolio and the Portfolio will not participate in the market advances or declines to the extent that it would if it were fully invested.

         Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. To a limited extent, the Portfolio may also purchase individual securities in anticipation of relatively short-term price gains, and the rate of portfolio turnover will not be a determining factor in the sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio.

         The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currency and not publicly traded in the United States. For a discussion of depositary receipts and the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."



         Futures, Options and Other Derivative Instruments. Subject to certain limitations, the Portfolio may purchase and write options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return. The Portfolio will not use futures contracts and options for leveraging purposes. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. The use of futures, options, forward contracts and swaps involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. The Sub-advisor may, from time to time, at its own expense, call upon the experience of experts to assist it in implementing these strategies. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Risks of Futures and Options Transactions. There are risks involved in futures and options transactions. For a discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements, which involve the purchase of a security by the Portfolio and a simultaneous agreement (generally with a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. The Portfolio's repurchase agreements will at all times be fully collateralized. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."





         Lower-Rated High-Yield Bonds. The Portfolio may invest no more than 5% of its net assets (at the time of investment) in lower-rated high-yield bonds. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Borrowing. Subject to the Portfolio's restrictions on borrowing, the Portfolio may also borrow money from banks. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in common stocks of foreign issuers selected for their growth potential. The Portfolio may invest to a lesser degree in other types of securities, including preferred stocks, warrants, convertible securities and debt securities. Debt securities that the Portfolio may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk securities); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured securities; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. The Portfolio may also invest in short-term debt securities, including money market funds managed by the Sub-advisor, as a means of receiving a return on idle cash.

         When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the Sub-advisor has committed available assets to desirable investment opportunities. When the Portfolio's cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

         The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

         The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-advisor, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


         Foreign Securities. The Portfolio may invest without limit in foreign securities. The Portfolio may invest substantially all of its assets in common stocks of foreign issuers to the extent the Sub-advisor believes that the relevant market environment favors profitable investing in those securities. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large regardless of country of organization or place of principal business activity. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on the Portfolio's investments will be incidental to its objective. For a discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Futures, Options and Other Derivative Instruments. The Portfolio may use options, futures and other types of derivatives for hedging purposes or as a means of enhancing return. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase the Portfolio's income or otherwise seeking to enhance return.

         Although the Sub-advisor believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Sub-advisor's judgment proves incorrect.


         When the Portfolio invests in a derivative instrument, it may be required to segregate cash or other liquid assets with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


         The Portfolio may also use futures, options and other derivative instruments to protect the portfolio from movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.


         For an additional discussion of futures and options transactions and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         When-Issued, Delayed Delivery and Forward Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis, which generally involves the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Portfolio and other funds advised by the Sub-advisor may invest in repurchase agreements and other money market instruments through a joint trading account. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Portfolio sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by the Sub-advisor. An illiquid investment is a security or other position that is deemed as such because of the absence of a readily available market or due to legal or contractual restrictions. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Sub-advisor may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. The Sub-advisor will follow guidelines established by the Trustees of the Trust in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper. For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Borrowing and Lending. Subject to the Portfolio's restrictions on lending and borrowing, the Portfolio may borrow money and lend securities or other assets, as follows. The Portfolio may borrow money for temporary or emergency purposes in amounts up to 33 1/3% of its total assets. The Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets. The Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.


         Lower-Rated High-Yield Bonds. The Portfolio may invest up to 35% of its net assets in corporate debt securities that are rated below investment grade (securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Services, Inc. ("Moody's") (commonly referred to as "junk bonds")).

         The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the 35% limit of the Portfolio unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a discussion of these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Portfolio Turnover. The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Portfolio whenever the Sub-advisor believes such changes are desirable, and portfolio turnover rates are generally not a factor in making buy and sell decisions.

         To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


AST Money Market Portfolio:

     Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio attempts to accomplish its objectives by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in the types of high quality U.S. dollar-denominated securities described below which have effective maturities of not more than 397 days. The Portfolio will invest in one or more of the types of investments described below.

         United  States  Government  Obligations.  The  Portfolio  may invest in obligations of the U.S. Government and its agencies ("U.S. Government Obligations") and instrumentalities ("U.S. Government Instrumentalities") maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition. U.S. Government Obligations, for purposes of this Portfolio, include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress, such as, but not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Intermediate Credit Banks, Federal Land Banks, and Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bureau. U.S. Government Instrumentalities are government agencies organized by Congress under a Federal Charter and supervised and regulated by the U.S. Government, such as the Federal National Mortgage Association and the Student Loan Mortgage Association. Some of these U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Mortgage Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to the U.S.
Government-sponsored instrumentalities if it is not obligated to do so by law.

         Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under United States federal or state law, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros), and (iii) United States branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

         Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is United States dollar-denominated and is not subject to foreign withholding tax. For more information about foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees, the Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. For more information about these instruments and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Quality Information. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Trustees, present minimal credit risks. In addition, the Portfolio will not purchase any security (other than a United States Government security) unless: (i) if rated by only one nationally recognized rating organization (such as Moody's and Standard & Poor's), then such organization has rated it with the highest rating assigned to short-term debt securities; (ii) if rated by more than one nationally recognized rating organization, then at least two such rating organizations have rated it with the highest rating assigned to short-term debt securities; or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Trustees. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. For more information on ratings assigned to debt securities, see the Appendix to the Trust's Statement of Additional Information.

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Portfolio until settlement. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. For an additional discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

     Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio is permitted to enter into repurchase agreements. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods," and for more information on restrictions on lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in Borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated Utility Income Portfolio:

     Investment Objective: The investment objective of the Federated Utility Income Portfolio is to achieve high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies. This is a fundamental objective of the Portfolio.

Investment Policies:


         The Portfolio will pursue its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. The Portfolio will invest at least 65% of its total assets in securities of utility companies. The Portfolio invests primarily in the common stocks of utility companies. The Sub-advisor will select common stocks on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and the risk and volatility of the company's industry as well as other factors such as product position, market share or profitability. The Portfolio may also invest in preferred stocks, convertible securities, corporate bonds, notes and warrants of these companies and in cash, U.S. government securities and money market instruments in proportions determined by the Sub-advisor. The Portfolio may also invest in one or more of the types of investments described below.


         Special Risks. There are certain risks associated with the utility industry. These include difficulty in earning adequate returns on investment despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices. The Investment Manager and Sub-advisor believe that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Portfolio to attempt to reduce these risks include credit research. The Sub-advisor will perform its own credit analysis in addition to using recognized ratings agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

         Foreign Securities. The Portfolio may invest in securities of foreign issuers, whether traded on United States or foreign securities exchanges, in United States or foreign over-the-counter markets, or in the form of depositary receipts. The Portfolio will not invest more than 15% of total assets in securities of foreign issuers not listed on recognized exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international restrictions. As a matter of practice, the Portfolio will not invest in the securities of a foreign issuer if any such risk appears to the Sub-advisor to be substantial. For a discussion of depositary receipts and the risks involved in foreign investments, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Convertible Securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock or Debt Exchangeable for Common Stock when issued as a debt security. DECS convert to common stock at maturity. The amount received is dependent on the price of common at the time of maturity.), LYONS (Liquid Yield Option Notes. A corporate bond which is purchased at a price below par with no coupon, and is convertible into stock.), PERCS (Preferred Equity Redeemable Preferred Stock. An equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity.), PRIDES (Preferred Redeemable Increased Dividend Securities. Essentially the same as DECS: the difference is little more than who initially underwrites the issue).

         Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. The Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund.


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are considered to be illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Illiquid securities include non-negotiable time deposits, repurchase agreements providing for settlement more than seven days after notice and restricted securities which are determined by the Board of Trustees to be illiquid.


         The Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2)"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. Section 4(2) commercial paper could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions warrant a temporary defensive position, the Portfolio may also invest all or a part of its assets in cash, cash items and short-term instruments, such as commercial paper, notes, certificates of deposit, obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities and repurchase agreements. The Portfolio's investment in repurchase agreements will be limited to those with banks and other financial institutions, such as broker-dealers, which are determined by the Sub-advisor to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. Repurchase agreements are arrangements in which banks, broker-dealers, and other financial institutions sell U.S. government securities or other securities to the Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Portfolio's custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. The Portfolio may lend its securities to brokers, dealers, banks or other institutional borrowers of securities in an amount not to exceed 33% of the Portfolio's total assets. The Portfolio will only enter into loan arrangements with brokers, dealers, banks and other institutions which the Sub-advisor has determined to be creditworthy pursuant to guidelines promulgated by the Board of Trustees. The Portfolio will receive collateral at least equal to 100% of the value of the securities loaned. For an additional discussion of the restrictions on the Portfolio's lending, see the Trust's Statement of Additional Information under "Investment Objectives and Policies," and for a discussion of the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield for the Portfolio. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated on the Portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Portfolio does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. For more information, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Put and Call Options. The Portfolio may purchase put options on all or a portion of the Portfolio's securities for the purpose of hedging against decreases in the value of the Portfolio's securities. The Portfolio will only purchase puts on Portfolio securities which are traded on a recognized exchange. The Portfolio may also write call options on all or a portion of the Portfolio's securities to generate income. The Portfolio will write call options on either Portfolio securities or securities which the Portfolio has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Board of Trustees.


         For a discussion of put and call options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Transactions and Related Options. The Portfolio may purchase and sell financial futures contracts for the purpose of hedging all or a portion of its long-term debt securities against changes in interest rates. The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect Portfolio securities against decreases in value. The Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. When the Portfolio purchases futures contracts, an amount of cash or cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Portfolio's custodian (or broker if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged. Futures transactions and related options may not be used for leveraging purposes.

         For a discussion of futures transactions and related options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

Federated High Yield Portfolio:

Investment Objective: The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations. This is a fundamental objective of the Portfolio. Lower-rated debt obligations are generally considered to be high risk investments.

Investment Policies:


         The Portfolio will invest at least 65% of its assets in lower-rated (BBB or lower) fixed rate corporate debt obligations. Under normal circumstances, the Portfolio will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Portfolio may invest include, but are not limited to: preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower rated.

         Other permitted investments for the Portfolio currently include, but are not limited to, the following: corporate debt obligations having floating rates of interest which are rated BBB or lower by recognized rating agencies; commercial paper; obligations of the United States; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration; time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks; bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed
0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.


         The corporate debt obligations in which the Portfolio may invest are generally rated BBB or lower by Standard & Poor's Corporation ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Sub-advisor to be of comparable quality. A description of the rating categories is contained in the Appendix to the Trust's Statement of Additional Information. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest.


         Special Risks of Lower-Rated Debt Obligations or "Junk Bonds." The corporate debt obligations in which the Portfolio invests are usually not in the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's and Aaa, Aa or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Portfolio, and the Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category.


         The Sub-advisor believes that lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

         As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities. An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer.


         The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Certain institutions, including federally insured savings and loan associations, may not legally purchase and hold lower-rated bonds, which could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Portfolio.


         For an additional discussion of the risks involved in lower-rated securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire securities which are subject to legal or contractual delays, restrictions and costs on resale. As a matter of investment policy which can be changed without shareholder approval, the Portfolio will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Board of Trustees and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale under Rule 144A of the Securities Act of 1933, and commercial paper issued under Section 4(2) of the Securities Act of 1933, could be deemed "liquid" when saleable in a readily available market. For an additional discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Portfolio to miss a price or yield considered to be advantageous. For an additional discussion of these transactions and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may also invest all or a part of its assets temporarily in cash or cash items during time of unusual market conditions for defensive purposes or to maintain liquidity. Cash items may include, but are not limited to: certificates of deposit; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and repurchase agreements.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements and certain securities in which the Portfolio invests may be purchased pursuant to repurchase agreements. For an additional discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. For an additional discussion of limitations on lending and the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."




         Zero Coupon Bonds. The Portfolio may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Portfolio even though the Portfolio received no cash interest until the maturity or payment date of such securities.


         Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Portfolio owns a bond which is called, the Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Portfolio.

         For an additional discussion of zero coupon bonds, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities which are not publicly traded in the United States. For a discussion of the risks involved in foreign investing, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Reducing Risks of Lower-Rated Securities. The Sub-advisor believes that the risks of investing in lower-rated securities may be reduced. There can, however, be no assurances that such risks will actually be reduced by the following methods. The professional portfolio management techniques used by the Sub-advisor to attempt to reduce these risks include:

                  Credit Research. The Sub-advisor will perform its own credit analysis in addition to using nationally recognized rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

                  Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed income and equity securities. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio is designed to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. Under normal market conditions over the long-term, the Portfolio expects to allocate its assets so that approximately 40% of such assets will be in fixed income securities and approximately 60% in equity securities. This mix may vary over shorter time periods within the ranges set forth below:

                                      Range

                       Fixed Income Securities                30-50%
                       Equity Securities                      50-70%

         The primary consideration in varying from the 60-40 allocation will be the Sub-advisor's outlook for the different markets in which the Portfolio invests. Shifts between bonds and stocks will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. There is, of course, no guarantee that even the Sub-advisor's gradual approach to allocating the Portfolio's assets will be successful in achieving the Portfolio's objective. The Portfolio will also maintain cash reserves to facilitate the Portfolio's cash flow needs (redemptions, expenses and purchases of Portfolio securities) and it may invest in cash reserves without limitation for temporary defensive purposes.

         Assets allocated to the fixed income portion of the Portfolio primarily will be invested in U.S. and foreign investment grade bonds and high-yield bonds, and cash reserves.

         Assets allocated to the equity portion of the Portfolio primarily will be invested in the common stocks of a diversified group of U.S. and foreign large and small companies.


         The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives.


         Fixed Income Securities. The Portfolio's fixed income securities will be allocated among investment grade, high-yield and non-dollar debt securities generally within the ranges indicated below:

                                      Range

                                    Investment Grade 50-100%
                                    High Yield                0-30%
                                    Non-dollar                0-30%
                                    Cash Reserves             0-20%


                  Investment Grade. Long, intermediate and short-term investment grade debt securities (e.g., those rated AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or if not rated, of equivalent investment quality as determined by Sub-advisor). The weighted average maturity for this portion of the Portfolio is generally expected to be intermediate, although it may vary significantly.

                  High-Yield, Lower-Rated Securities. High-yielding, income-producing debt securities (commonly referred to as "junk bonds") and preferred stocks including convertible securities. Bonds may be purchased without regard to maturity. However, the average maturity of the bonds is expected to be approximately 10 years, although it may vary if market conditions warrant. Quality will generally range from lower-medium to low and the Portfolio may also purchase bonds in default if, in the opinion of the Sub-advisor, there is significant potential for capital appreciation. Lower-rated debt obligations are generally considered to be high risk investments. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in investing in high-yield, lower-rated debt securities.

                  Non-Dollar.  Non-dollar  denominated,  high-quality (e.g., AAA and AA by S&P, or if not rated, of equivalent investment quality as determined by the Sub-advisor) government and corporate debt securities of at least three countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks involved in foreign investing.


                  Cash Reserves. Liquid short-term investments of one year or less having the highest ratings by at least one established rating organization, or if not rated, of equivalent investment quality as determined by the Sub-advisor.

     Equity Securities. The Portfolio's equity securities will be allocated among large and small-cap U.S. and non-dollar equity securities within the ranges indicated below:

                                      Range


                                    Large Cap                 45-100%
                                    Non-dollar                0-35%
                                    Small Cap                 0-30%


     Large-Cap.   Generally,   stocks   of   well-established   companies   with
capitalization over $1 billion which can produce increasing dividend income.

         Non-Dollar. Common stocks of established non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. The Sub-advisor intends to diversify this portion of the Portfolio broadly among countries and to normally have at least three different countries represented. The countries of the Far East and Western Europe as well as South Africa, Australia, Canada, and other areas (including developing countries) may be included. Under unusual circumstances, however, investment may be substantially in one or two countries. See this Prospectus and the Trust's Statement of Additional Information for a discussion of the risks in international investing under "Certain Risk Factors and Investment Methods."


         Small-Cap Investing and Associated Risks. Common stocks of small companies or companies which offer the possibility of accelerated earnings growth because of rejuvenated management, new products or structural changes in the economy. Current income is not a factor in the selection of these stocks. Higher risks are often associated with small companies. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and in limited volume and move more abruptly than securities of larger companies. However, securities of smaller companies may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors.


         The Portfolio's investments include, but are not limited to, equity and fixed income securities of any type, as well as the investments described below.

     Asset-Backed Securities. The Portfolio may invest in asset-backed securities. There are risks involved in asset-backed securities. For a discussion of asset-backed securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Cash Reserves. While the Portfolio will remain invested in primarily common stocks and bonds, it may, for temporary defensive purposes, invest in reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities ) or for temporary, defensive purposes. The Portfolio's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

     Collateralized Mortgage Obligations (CMOs). There are risks involved in CMOs. The Portfolio may also invest in CMOs. For a discussion of CMOs and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and the other class receives principal only payments (PO's).

         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).



     Foreign Securities. The Portfolio may invest up to 35% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Foreign Currency Transactions. Foreign securities of the Portfolio are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, the Portfolio will engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts. For a discussion of foreign currency transactions, certain risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's portfolio securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors."

         Hybrid Instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. There are risks involved in mortgage-backed securities. For an additional discussion of mortgage-backed securities, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). Because an active trading market does not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."




     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Western Europe as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, the Portfolio may invest substantially all of its assets in one or two countries.

         In seeking its objective, the Portfolio will invest primarily in common stocks of established foreign companies which have the potential for growth of capital or income or both. However, the Portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objectives and program. Under normal market conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. Under exceptional economic or market conditions abroad, the Portfolio may temporarily invest all or a major portion of its assets in U.S. government obligations or debt obligations of U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

         The Portfolio may also invest its reserves in domestic as well as foreign money market instruments. Also, the Portfolio may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates.

         In addition to the investments described below, the Portfolio's investments may include, but are not limited to, American Depositary Receipts
(ADRs), bonds, notes, other debt securities of foreign issuers, and the securities of foreign investment funds or trusts (including passive foreign investment companies).

         Cash Reserves. While the Portfolio will remain primarily invested in common stocks, it may, for temporary defensive measures, invest in cash reserves without limitation. The Portfolio may establish and maintain reserves as Sub-advisor believes is advisable to facilitate the Portfolio's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. The Portfolio's reserves may be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization, or if unrated, of equivalent investment quality as determined by the Sub-advisor.

         Convertible Securities, Preferred Stocks, and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after bond owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).


         Foreign Currency Transactions. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.


         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

         For a discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Futures Contracts and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The aggregate market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Hybrid Investments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments and the risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). The Portfolio will not invest more than 10% of its total assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion of limitations on lending and risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."



     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

T. Rowe Price Natural Resources Portfolio:

Investment Objective: The investment objective of the T. Rowe Price Natural Resources Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio.
Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies:

         The Portfolio will invest primarily (at least 65% of its total assets) in common stocks of companies which own or develop natural resources and other basic commodities. However, it may also purchase other types of securities, such as selected, non-resource growth companies, foreign securities, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         Some of the most important factors evaluated by the Sub-advisor in selecting natural resource companies are the capability for expanded production, superior exploration programs and production facilities, and the potential to accumulate new resources. The Portfolio expects to invest in those natural resource companies which own or develop energy sources (such as oil, gas, coal and uranium), precious metals, forest products, real estate, nonferrous metals, diversified resources, and other basic commodities which, in the opinion of the Sub-advisor, can be produced and marketed profitably during periods of rising labor costs and prices. However, the percentage of the Portfolio's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.

         In the opinion of the Sub-advisor, inflation represents one of the major economic problems investors will face over the long term. From the early 1970's through the late 1980's, the inflation rate was considerably above the average historic levels. Although inflation has slowed in recent years, the Sub-advisor believes the strenuous efforts required on the part of government, business, labor, and consumers to control inflation are difficult to maintain for extended periods - particularly during recessions. Political pressure to counteract these economic slowdowns often leads to governmental policies which in turn renew inflationary forces. The investment policies of the Portfolio have been developed in light of these considerations.

         The Portfolio invests in a diversified group of companies whose earnings and/or value of tangible assets the Sub-advisor expects to grow faster than the rate of inflation over the long term. The Sub-advisor believes the most attractive opportunities which satisfy the Portfolio's objective are in companies which own or develop natural resources and in companies where management has the flexibility to adjust prices or the ability to control operating costs.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. For a discussion of these instruments, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities. These include non-dollar denominated securities traded outside of the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term of greater than one year.


         The Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Sub-advisor will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.


         For a discussion of foreign currency contracts, the risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest fall and falling when interest rise.


         Stripped Mortgage Securities. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO's) and the other class receives principal only payments (PO's). The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets.


         IO's and PO's are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMO's may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. There is no guarantee the Portfolio's investment in CMO's, IO's or PO's will be successful, and the Portfolio's total return could be adversely affected as a result.

         For an additional discussion of stripped mortgage securities and the risks involved therein, see this Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Investing. The Portfolio will not purchase a non-investment grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities. The total return and yield of lower quality (high-yield/high risk) bonds, commonly referred to as "junk bonds," can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Junk bonds are regarded as predominantly speculative and high risk with respect to the issuer's continuing ability to meet principal and interest payments. See this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods" for a discussion of the risks involved in investing in high-yield lower-rated debt securities.


         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies, and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid investments, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions and expenses, and in the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.


         Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objectives and policies. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Futures and Options. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to certain markets. The Portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of the portfolio, to provide an efficient means of regulating the Portfolio's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency exchange rates. The Portfolio will not use futures contracts for leveraging purposes. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. The total market value of the Portfolio's currencies or portfolio securities covering call or put options will not exceed 25% of the Portfolio's total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations in lending and the risks of lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."




T. Rowe Price International Bond Portfolio:


Investment Objective: The investment objective of the T. Rowe Price International Bond Portfolio is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States. This is a fundamental objective of the Portfolio.


         Special Risk Considerations. The Portfolio is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return consists of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). The value of the Portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         Because the Portfolio's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Portfolio performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.

         The Sub-advisor's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Sub-advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Portfolio invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments -- again providing both opportunity and risk.

         Because of the Portfolio's long-term investment objectives, investors should not rely on an investment in the Portfolio for their short-term financial needs and should not view the Portfolio as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Portfolio alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

         Investments in foreign securities involve special considerations. For a discussion of the risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

Investment Policies:

         To achieve its objectives, the Portfolio will invest at least 65% of its assets in high-quality, non dollar-denominated government and corporate bonds outside the United States. The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

         Although  the  Portfolio  expects to maintain an  intermediate  to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the Portfolio does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. The Sub-advisor attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

         The Portfolio may also invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Defaulted bonds are acquired only if the Sub-advisor foresees the potential for significant capital appreciation. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and the Portfolio may have difficulty disposing of these securities at the time it wishes to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. For a discussion of the risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         The Portfolio's investments may also include:

         Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank); bank or bank holding company debt securities; debt securities convertible into common stock.


         The Portfolio may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distribution of interest. For a discussion of zero coupon securities, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         The Portfolio may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. For a discussion of the risks involved with illiquid and restricted securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers in one or more countries and intends to have investments in securities of issuers from a minimum of three different countries. For temporary defensive or emergency purposes, however, the Portfolio may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized.


         Short-Term Investments. To protect against adverse movements of interest rates and for liquidity, the Portfolio may also purchase short-term obligations denominated in U.S. and foreign currencies (including the ECU) such as, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

         Nondiversified Investment Company. The Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) the Portfolio may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) the Portfolio may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians. In addition, the Portfolio intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires the Portfolio to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, the Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company that is more broadly diversified.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with well-established securities dealers or a bank that is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued or Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. For an additional discussion of when-issued securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Passive Foreign Investment Companies. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trusts' expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such trusts.


         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. As part of its investment program and to maintain greater flexibility, the Portfolio may invest in these instruments, which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, securities index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. For a discussion of hybrid securities and the risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Foreign Currency Transactions. The Portfolio may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of the Portfolio with a view to protecting the Portfolio from adverse currency movements, based on the Sub-advisor's outlook, and the Portfolio might be expected to enter into such contracts under the following circumstances:

     Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

                  Cross Hedge. If a particular currency is expected to decrease against another currency, the Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

                  Proxy Hedge. The Sub-advisor might choose to use a proxy hedge, where the Portfolio, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         For an additional discussion of foreign currency exchange contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Costs of Hedging. When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share.


         Futures and Options. The Portfolio may buy and sell futures and options contracts for any number of reasons including: to manage their exposure to changes in interest rates, securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies. The total market value of securities against which the Portfolio has written call or put options may not exceed 25% of its total assets. The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.



         For an additional discussion of such transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


T. Rowe Price Small Company Value Portfolio:

     Investment Objective: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued. This is a fundamental objective of the Portfolio.

Investment Policies:

         Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The Portfolio will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less that appear undervalued by various measures, such as price/earnings or price/book value ratios.

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Portfolio's investment objective and policies. The Portfolio may also engage in a variety of investment management practices, such as buying and selling futures and options.

         In managing the Portfolio, the Sub-advisor will apply a value investment approach. Value investors seek to buy a stock (or other security) when its price is low relative to its perceived worth. They hope to identify companies whose stocks are currently out of favor or are not followed closely by stock analysts. Often these stocks have above-average yields and offer the potential for capital appreciation as other investors recognize their intrinsic value and drive up their prices. Some of the principal measures used to identify such stocks are:

                  (i) Price/Earnings Ratio. Dividing a stock's price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

                  (ii) Price/Book Value Ratio. This ratio, calculated by dividing a stock's price by its book value per share, indicates how a stock is priced relative to the accounting (i.e., book) value of the company's assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

                  (iii) Dividend Yield. Value investors look for undervalued assets. A stock's dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock's own historic norm or that of its peers may suggest an investment opportunity.

                  (iv) Price/Cash Flow. Dividing a stock's price by the company's cash flow per share, rather than its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company's cash flow for reasons that may be temporary.

                  (v) Undervalued Assets. This analysis compares a company's stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

                  (vi) Restructuring Opportunities. The market can react favorably to the announcement or the successful implementation of a corporate restructuring, financial reengineering, or asset redeployment. Such events can result in an increase in a company's stock price. A value investor may try to anticipate these actions and invest before the market places an appropriate value on any actual or expected changes.

         Risks of a Value Approach to Small-Cap Investing. Small companies--those with a capitalization (market value) of $1 billion or less--may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Small-capitalization stocks are less actively followed by stock analysts than are larger-capitalization stocks, and less information is available to evaluate small-cap stock prices. As a result, compared with larger-capitalization stocks, there may be greater variations between the current stock price and the estimated underlying value, which could represent greater opportunity for appreciation.

         Investing in small companies involves greater risk as well as greater opportunity than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. In addition, a value approach to investing includes the risks that 1) the market will not recognize a security's intrinsic value for an unexpectedly long time, and 2) a stock that is judged to be undervalued is actually appropriately priced due to intractable or fundamental problems that are not yet apparent.

         Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

         Convertible Securities and Warrants. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).


         Foreign Securities. The Portfolio may invest up to 20% of its total assets (excluding reserves) in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Some of the countries in which the Portfolio may invest may be considered to be developing and may involve special risks. For a discussion of these risks as well as the risks involved in investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." For a discussion of foreign currency contracts, certain risks involved therein, and the risks of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risks Factors and Investment Methods."


         Fixed Income Securities. The Portfolio may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


         High-Yield/High-Risk Investing. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. For a discussion of the risks involved in investing in high-yield lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Hybrid Instruments. The Portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. For a discussion of hybrid investments, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may acquire illiquid securities (no more than 15% of net assets). For a discussion of illiquid securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Private Placements (Restricted Securities). These securities are sold directly to a small number of investors usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A, the sale of others may involve substantial delays and additional costs. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio will not invest more than 15% of its net assets in illiquid securities, but not more than 10% of its total assets in restricted securities (other than Rule 144A securities). For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Cash Position. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

         Borrowing. The Portfolio can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program. Such borrowings may be collateralized with Portfolio assets, subject to restrictions. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Futures and Options. The Portfolio may enter into futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock, and currency markets. The Portfolio will not use futures contracts for leveraging purposes. The Portfolio may also write call and put options and purchase put and call options on securities, financial indices, and currencies. The aggregate market value of the Portfolio's securities or currencies covering call or put options will not exceed 25% of the Portfolio's net assets.

         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies and Certain Risk Factors."


         Lending of Portfolio Securities. As a fundamental policy, for the purpose of realizing additional income, the Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. For an additional discussion on limitations in lending and the risks in lending, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."



Founders Capital Appreciation Portfolio:

     Investment Objective: The investment objective of the Founders Capital Appreciation Portfolio is capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio will normally invest at least 65% of its total assets in common stocks of U.S. companies with market capitalizations of $1.5 billion or less. Market capitalization is a measure of the size of a company and is based upon the total market value of a company's outstanding equity securities. Ordinarily, the common stocks of the U.S. companies selected for this Portfolio will not be listed on a national securities exchange but will be traded in the over-the-counter market.

         Companies selected for investment generally will be small corporations still in the developing stages of their life cycles that are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development; provide efficient services; and possess pricing flexibility.

         Risks of Small Cap Investing. Investments in such companies may involve greater risk than is associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and may be dependent upon one-person management. Securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic movements in prices than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio may fluctuate more widely than the popular market averages.


         Fixed Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. Bonds, debentures, and corporate obligations other than convertible securities and preferred stock purchased by the Portfolio will be rated at or above investment grade at the time of purchase (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P")). Bonds in the lowest investment grade category (Baa or BBB) may have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. For a discussion of the special risks involved in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below Baa or BBB subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.


         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest in dollar-denominated American Depositary Receipts which are traded on exchanges or over-the-counter in the United States without limit, and in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which in the judgment of the Sub-advisor have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States.

         Foreign investments may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Examples of such countries include, but are not limited to: Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. Since the Portfolio will pay dividends in dollars, it may incur currency conversion costs. The Portfolio will not invest more than 25% of its total assets in any one foreign country.


         Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities in general, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."





         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.


         In addition, the Portfolio may enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into forward contracts to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the its securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year, or enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933), which may or may not be deemed to be readily marketable. Factors which may be considered by Sub-advisor in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly.

         For an additional discussion of illiquid or restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Options and Policies."

         Borrowing. The Portfolio may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of its net assets. While any borrowings are outstanding, no purchases of securities will be made. For a discussion of limitations on borrowing by the Portfolio and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.


         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Temporary Investments. The Portfolio may invest up to 100% of its assets for temporary defensive purposes in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective; however, while it is in a defensive position, the opportunity to achieve capital growth will be limited; moreover, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, may also be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers meeting the criteria established by the Sub-advisor. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amount of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


Founders Passport Portfolio:

     Investment Objective: The investment objective of the Founders Passport Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         To achieve its objective, the Portfolio invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         At least 65% of the Portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation.

         Risks of Investments in Small and Medium-Sized Companies. The Portfolio normally will invest a significant proportion of its assets in the securities of small and medium-sized companies. As used with respect to this Portfolio, small and medium-sized companies are those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. The Portfolio tries to avoid investing in companies where operating results may be affected adversely by excessive competition, severe governmental regulation, or unsatisfactory productivity.

         Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Therefore, the net asset value of the Portfolio's shares may fluctuate more widely than the popular market averages.

         Fixed-Income Securities. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.


         The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks in instances in which the Sub-advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Portfolio rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. At no time will the Portfolio have more than 5% of its total assets invested in any fixed-income securities (not including convertible securities and preferred stock) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. For a description of ratings of securities, see the Appendix to the Trust's Statement of Additional Information. For a discussion of the special risks involved in investing in lower-rated debt securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject. Market risk relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or
BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below Baa or BBB subsequent to the Portfolio's purchase of the securities, unless such a disposition is necessary to reduce the Portfolio's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that fixed-income securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         The Sub-advisor seeks to reduce overall risk associated with the investments of the Portfolio through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Portfolio achieving its investment objective.

         Foreign Securities. The Portfolio may invest without limit in American Depositary Receipts and may invest in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of the Sub-advisor, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. For a discussion of American Depositary Receipts, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign investments of the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.


         Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities in general, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."





         Foreign Currency Exchange Contracts. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.


         In addition, the Portfolio is permitted to enter into forward contracts for hedging purposes. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio is permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

         The Portfolio generally will not enter into forward contracts with a term greater than one year. In addition, the Portfolio generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Portfolio's long-term investment strategies. In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of the Portfolio committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the Portfolio's limitation on investing in illiquid securities. For an additional discussion of foreign currency contracts and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those which, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Restricted securities are securities which cannot be resold or distributed to the public without an effective registration statement under the Securities Act of 1933.


         The Portfolio may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A. Rule 144A securities are restricted securities which may or may not be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. The Sub-advisor is required to monitor the readily marketable nature of each Rule 144A security no less frequently than quarterly. The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities. For an additional discussion of Rule 144A securities and illiquid or restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."


         Borrowing. The Portfolio may borrow money from banks in amounts up to 33 1/3% of the Portfolio's total assets. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. The Portfolio will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Portfolio's total assets. For an additional discussion of the Portfolio's limitations on borrowing and the risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

         Futures Contracts and Options. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

         An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities from time to time as the Sub-advisor shall deem appropriate. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         The Portfolio may purchase options on securities and stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. The Portfolio may also purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.


         For an additional discussion of futures contracts and options and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations and obligations of the International Bank for Reconstruction and Development (IBRD or "World Bank"), commercial paper, bank obligations, repurchase agreements relating to each of these securities, negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that the Portfolio will be able to achieve its investment objective. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

         U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of United States agencies, authorities and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), and the U.S. Small Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality.


         The Portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Board of Trustees of the Trust. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

         The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, the Portfolio will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

         Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with banks or well-established securities dealers. All repurchase agreements entered into by the Portfolio will be fully collateralized and marked to market daily. The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Portfolio Turnover. The Portfolio reserves the right to sell its securities, regardless of the length of time that they have been held, when it is determined by the Sub-advisor that those securities have attained or are unable to meet the investment objective of the Portfolio. The Portfolio may engage in short-term trading and therefore normally will have annual portfolio turnover rates which are considered to be high, and may be greater than those of other investment companies seeking capital appreciation. Portfolio turnover rates may also increase as a result of the need for the Portfolio to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's control. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the INVESCO Equity Income Portfolio is to seek high current income while following sound investment practices. This is a fundamental objective of the Portfolio. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities.

Investment Policies:

         The Portfolio seeks to achieve its objective by investing in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. The Portfolio normally will invest at least 65% of its assets in dividend-paying, marketable common stocks of domestic and foreign industrial issuers. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The Portfolio also will invest in convertible bonds, preferred stocks and debt securities. In periods of uncertain market and economic conditions, as determined by the Board of Trustees, the Portfolio may depart from the basic investment objective and assume a defensive position with up to 50% of its assets temporarily invested in high quality corporate bonds, or notes and government issues, or held in cash.

         The Portfolio's investments in common stocks may, of course, decline in value. To minimize the risk this presents, the Sub-advisor only invests in common stocks and equity securities of domestic and foreign industrial issuers which are marketable; and will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry.


         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation ("Standard & Poor's) or Moody's Investors Services, Inc. ("Moody's") and unrated debt securities, other than Government National Mortgage Association modified pass-through certificates.


         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in debt securities rated below AAA, AA, A or BBB by Standard & Poor's, or Aaa, Aa, A or Baa by Moody's, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. Lower rated bonds by Moody's
(categories Ba, B, Caa) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For more information on the ratings of debt securities, see the Appendix to the Trust's Statement of Additional Information.

         While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security.


         For a discussion of the special risks involved in lower-rated bonds, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. The rate of portfolio turnover may fluctuate as a result of constantly changing economic conditions and market circumstances. Securities initially satisfying the Portfolio's basic objectives and policies may be disposed of when they are no longer suitable. As a result, the Portfolio's annual portfolio turnover rate may be higher than that of other investment companies seeking current income with capital growth as a secondary consideration. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers which are deemed creditworthy. A repurchase agreement is a means of investing moneys for a short period. In a repurchase agreement, the Portfolio acquires a debt instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Trust's Board of Trustees. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's total net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolio has not adopted any limit on the amount of its total assets that may be invested in repurchase agreements maturing in seven days or less.

         Lending Portfolio Securities. The Portfolio also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Portfolio to earn income, which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Loans of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies, equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Sub-advisor monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total net assets (taken at market value). For an additional discussion on lending, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets. The Portfolio may invest in countries considered to be developing which may involve special risks. For a discussion of these risks and the risks of investing in foreign securities in general, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Trustees or the Investment Manager, acting pursuant to authority delegated by the Board of Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation. For a discussion of restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

     Borrowing. For a discussion of the risks involved with and the limitations on borrowing and risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods."

PIMCO Total Return Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Total Return Bond Portfolio is to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor will utilize economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets and other factors. The Portfolio will invest at least 65% of its assets in the following types of securities which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit; fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.


         The Portfolio  will invest in a diversified  portfolio of  fixed-income securities of varying maturities with a portfolio duration from three to six years. The duration of the Portfolio will vary within the three- to six-year time frame based upon the Sub-advisor's forecast for interest rates. The Sub-advisor bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's Investors
Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P). In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. The Sub-advisor will seek to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. For a discussion of the risks involved in lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." See the Appendix to the Trust's Statement of Additional Information for a description of Moody's and S&P's ratings applicable to fixed income securities.


         The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Sub-advisor believes to be relatively undervalued.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may engage in foreign currency transactions. Foreign currency exchange transactions may be entered into the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         The Portfolio may enter into swap agreements for the purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued and delayed delivery basis and enter into forward commitments to purchase securities; lend its securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes.


         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities or realized from the purchase and sale of securities, and use of futures and options or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return of a fund investing primarily in fixed income securities is not expected to be as great as that obtained by a fund investing in equity securities. At the same time, the market risk and volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in the market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not achieve as high a level of return as longer duration portfolios (assuming that long-term interest rates are higher than short-term interest rates, which is commonly the case). With respect to any fixed-income portfolio, the longer the duration of the portfolio, the greater the potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than U.S. dollars also may be affected by movements in foreign currency exchange rates.

         Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in this Prospectus and in the Trust's Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Sub-advisor determines that it is practicable to sell or close out the investment without undue market consequences to the Portfolio.


         The Portfolio's investments include, but are not limited to, the following:


         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investment in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-related and other asset-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. For a description of these securities and the special risks involved therein, see this Prospectus and the Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. For the purpose of achieving income, the Portfolio may enter into repurchase agreements, subject to guidelines promulgated by the Board of Trustees of the Trust. The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Reverse Repurchase Agreements. A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash or other liquid assets to cover its obligations under reverse repurchase agreements. The Portfolio may also borrow money for investment purposes. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. For a discussion of reverse repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolio may at any time call the loan and obtain the return of securities loaned, (3) the Portfolio will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of the risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."


         When-Issued or Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date, in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolio may purchase or sell securities on a delayed delivery basis.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries, such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government Securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.


         Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Options on Securities, Securities Indexes and Currencies. The Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Portfolio may use these techniques to hedge against changes in interest rates, foreign currency, exchange rates or securities prices or as part of its overall investment strategy.


         The Portfolio may purchase options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option only if it is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The Portfolio may also invest in foreign-denominated securities and may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of a swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.


         Risks of Swaps. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio's ability to predict correctly whether certain types of investment are likely to produce greater returns than other investments. Because they are two-party contracts and because they have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of a default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is relatively new and is largely unregulated. It is possible that developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Portfolio will use financial futures contracts and related options only for "bona fide" hedging purposes, as such term is defined in the applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposit plus premiums paid by it for the open futures options position, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets.


         For an additional discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




     Borrowing. For a discussion of the limitations on borrowing by the Portfolio and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar investment objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Statement of Additional Information under "Portfolio Turnover."


PIMCO Limited Maturity Bond Portfolio:

Investment Objective: The investment objective of the PIMCO Limited Maturity Bond Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management. This is a fundamental objective of the Portfolio.

Investment Policies:

         In selecting securities for the Portfolio, the Sub-advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.


         The Portfolio will invest at least 65% of its total assets in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants.


         The Portfolio may hold different percentages of its assets in these various types of securities, and may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. There are special risks involved in these instruments.

         The Portfolio will invest in a diversified portfolio of fixed income securities of varying maturities with a portfolio duration from one to three years. The Portfolio may invest up to 10% of its assets in corporate debt securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Sub-advisor to be of comparable quality). The Portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies. The Portfolio will make use of use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit its investments accordingly. In determining the Portfolio's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Sub-advisor's view of their comparability to rated securities. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Sub-advisor to be of comparable quality). The percentage of a the Portfolio's assets invested in securities in a particular rating category will vary. See the Appendix to the Statement of Additional Information for a description of Moody's and S&P ratings applicable to fixed income securities.

         The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates. The Portfolio may invest in securities denominated in foreign currencies, and also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into foreign currency forward contracts and buy or sell foreign currencies or foreign currency options for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.


         The Portfolio may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that provided that desired return. In addition, the Portfolio may purchase and sell securities on a when-issued or delayed-delivery basis, sell securities short, and enter into forward commitments to purchase securities; lend their securities to brokers, dealers and other financial institutions to earn income; and borrow money for investment purposes.


         The "total return" sought by the Portfolio will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares) or realized from the purchase and sale of securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.


         Unless otherwise indicated, all limitations applicable to Portfolio investments (as stated in this Prospectus and in the Trust's Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Sub-advisor determines that it is practicable to sell or close out the investment without undue market consequences to the Portfolio.


         The Portfolio's investments include, but are not limited to, the following:

         U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Investments in corporate debt securities that are below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Moody's also describes securities rated Baa as having speculative characteristics. For a description of the special risks involved with lower-rated high-yield bonds, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The value of some mortgage- or asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly.

         Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

         A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. In addition, the Portfolio may invest in other asset-backed securities that have been offered to investors.


         For an additional discussion of mortgage-related and other asset-backed securities and the risks involved therein, see this Prospectus and the Trust's Statement of Additional information under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, for the purpose of achieving income, the Portfolio may enter into repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). The Portfolio will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Reverse Repurchase Agreements and Other Borrowings. A reverse repurchase agreement is a form of leverage that involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account consisting of cash or other liquid assets to cover its obligations under reverse repurchase agreements. The Portfolio also may borrow money for investment purposes, subject to requirements imposed by the Investment Company Act of 1940 (the "1940 Act") that the Portfolio maintain a continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. Such a practice will result in leveraging of the Portfolio's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of the Portfolio's portfolio and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. For an additional discussion of reverse repurchase agreements, the risks involved therein and the Portfolio's limitations on borrowing, see this Prospectus and the Trust's Statement of Additional information under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. For the purpose of achieving income, the Portfolio may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned; (iii) the Portfolio will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Portfolio. For a discussion of risks involved in lending, see this Prospectus under "Certain Risk Factors and Investment Methods."


         When-Issued or Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a delayed-delivery basis.

         Short Sales. The Portfolio may from time to time effect short sales as part of its overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale "against the box") is a transaction in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that the Portfolio engages in short sales, it must (except in the case of short sales against the box) maintain asset coverage in the form of cash or other liquid assets in a segregated account. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Foreign Securities. The Portfolio may invest directly in U.S. dollar-or foreign currency-denominated fixed income securities of non-U.S. issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (including newly industrialized countries such as Taiwan, South Korea and Mexico). Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of the risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Foreign Currency Transactions. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. The Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. For a discussion of foreign currency transactions and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Options on Securities, Securities Indexes, and Currencies. The Portfolio may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Portfolio may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Portfolio may write a call or put option only if the option is "covered" by the Portfolio holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.


         The Portfolio may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. For a discussion of the risks involved in investing in foreign currency, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods." For a discussion of options and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


         The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of segregated assets consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Futures Contracts and Options on Futures Contracts. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade. The Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total net assets.


         For an additional discussion of futures contracts and related options, and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."





         Portfolio Turnover. The Portfolio may have portfolio turnover higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


Berger Capital Growth Portfolio:

Investment Objective: The investment objective of the Berger Capital Growth Portfolio is long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of established companies which the Sub-advisor believes offer favorable growth prospects. Current income is not an investment objective of the Portfolio, and any income produced will be a by-product of the effort to achieve the Portfolio's objective.

Investment Policies:

         In general, investment decisions for the Portfolio are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the Sub-advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in the Sub-advisor's opinion are more likely to have predictable, above average earnings growth, regardless of the company's size and geographic location. The Sub-advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.

         In selecting its portfolio securities, the Portfolio places primary emphasis on established companies which it believes to have favorable growth prospects. Common stocks usually constitute all or most of the Portfolio's investment holdings, but the Portfolio remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the Sub-advisor to achieve the objective of the Portfolio. The Portfolio may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its Sub-advisor believes these are likely to be the best suited at that time to achieve the Portfolio's objective. The Portfolio's policy of investing in securities believed to have a potential for capital growth means that a Portfolio share may be subject to greater fluctuations in value than if the Portfolio invested in other securities.


         Short-Term Investments. The Portfolio may increase its investment in government securities and other short-term interest-bearing securities without limit when the Sub-advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for the Portfolio to achieve its investment objective.


         Put and Call Options. The Portfolio may purchase put and call options on stock indices for the purpose of hedging, which includes establishing a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge the Portfolio to cushion against a decline in value, the Portfolio may buy puts on stock indices; to hedge against increases in prices of equities, pending investments in equities, the Portfolio may buy calls on stock indices. No more than 1% of the market value of the Portfolio's net assets at the time of purchase may be invested in put and call options. For a discussion of the risks associated with options, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest in both domestic and foreign securities. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers. For a discussion of risks involved in investing in foreign securities, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Convertible Securities. The Portfolio may purchase securities which are convertible into common stock when the Sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. For a more detailed discussion of the risks associated with these securities and their ratings, see the Appendix to the Trust's Statement of Additional Information.

         Zero Coupon Bonds. The Portfolio may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupons after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. The Portfolio will not invest in mortgage-backed or other asset-backed securities.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with a well-established securities dealer or a bank which is a member of the Federal Reserve System. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will invest primarily in growth companies believed by the Sub-advisor to have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

         In selecting investments for the Portfolio, the Sub-advisor's primary emphasis is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price. The Sub-advisor may select stocks which it believes are undervalued relative to the current stock price. Undervaluation of a stock can result from a variety of factors, such as a lack of investor recognition of (1) the value of a business franchise and continuing growth potential, (2) a new, improved or upgraded product, service or business operation, (3) a positive change in either the economic or business condition for a company, (4) expanding or changing markets that provide a company with either new earnings direction or acceleration, or (5) a catalyst, such as an impending or potential asset sale or change in management, that could draw increased investor attention to a company. The Sub-advisor also may use similar factors to identify stocks which it believes to be overvalued, and may engage in short sales of such securities.

         The Portfolio may also engage in the following investment practices, each of which involves certain special risks.

         Investments in Smaller Companies. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.


         Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-advisor would otherwise have sold the security. It is possible that the Sub-advisor or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio. The Portfolio will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 could be deemed "liquid" when saleable in a readily available market. For a discussion of illiquid and restricted securities and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Short Sales. When the Sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. All short sales must be fully collateralized, and the Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio limits short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities.

         Foreign Securities. The Portfolio may invest up to 35% of its net assets in securities principally traded in foreign markets. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.


         The Portfolio may also at times invest a substantial portion of its assets in securities of issuers in developing countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, the Portfolio may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of their counterparties in trading those investments. For a discussion of the risks involved in investing in developing countries and investing in foreign securities in general, including the risk of currency fluctuations, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Debt Securities. The Portfolio may invest in debt securities from time to time, if the Sub-advisor believes that such investments might help achieve the Portfolio's investment objective. The Sub-advisor expects that under normal circumstances the Portfolio will not likely invest a substantial portion of its assets in debt securities.

         The Portfolio will invest only in securities rated "investment grade" or considered by the Sub-advisor to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. ("Moody's) or BBB or higher by Standard & Poor's Corporation ("S&P"). Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. For a description of Moody's and S&P's rating categories, see the Appendix to the Trust's Statement of Additional Information.

         The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         Zero-Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may also invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

         Options and Futures. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

         The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above.

         The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

                  Index Futures and Options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.


                  LEAPs and BOUNDs. The Portfolio may purchase long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

         For a discussion of options and futures and the risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Sector Concentration. At times, the Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Sub-advisor were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

         Lending Portfolio Securities. The Portfolio may lend it securities to broker-dealers. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. For a discussion of repurchase agreements and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Defensive Strategies. At times, the Sub-advisor may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-advisor believes to be consistent with the Portfolio's best interests.


     Portfolio Turnover. The Portfolio may have higher portfolio turnover than other mutual funds with similar objectives. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


Twentieth Century International Growth Portfolio:

     Investment Objective: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio will seek to achieve its investment objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-advisor, potential for appreciation. The Portfolio will invest primarily in issuers in developed markets. The Portfolio will invest primarily in equity securities (defined to include equity equivalents) of such issuers. The Portfolio will attempt to stay fully invested in such securities, regardless of the movement of stock prices generally.

         Although the primary investment of the Portfolio will be equity securities, the Portfolio may also invest in other types of securities consistent with the accomplishment of the Portfolio's objectives. When the Sub-advisor believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Portfolio may invest up to 35% in such other securities.

         The other securities the Portfolio may invest in are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. For long-term debt obligations this includes securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or that are not rated but considered by the Sub-advisor to be of equivalent quality. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances than is the case with higher quality debt securities. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         The Portfolio may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts or depositary shares or similar instruments ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in over-the-counter markets in one country but represent shares of issuers domiciled in another country. The Portfolio may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets.

         The Portfolio may also invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. Examples of other equity securities and equity equivalents are preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of one type of derivative security in which the Portfolio might invest is a depositary receipt.

         In addition to other factors that will affect their value, the value of the Portfolio's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of the Portfolio, impact the net asset value of the Portfolio's shares.

         Under normal conditions, the Portfolio will invest at least 65% of its assets in equity and equity equivalent securities of issuers from at least three countries outside of the United States. While securities of U.S. issuers may be included in the Portfolio from time to time, it is the primary intent of the Sub-advisor to diversify investments across a broad range of foreign issuers. The Sub-advisor defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside the United States, and/or whose principal trading market is outside the United States.

         In order to achieve maximum investment flexibility, the Portfolio has not established geographic limits on asset distribution, on either a country-by-country or region-by-region basis. The Sub-advisor expects to invest both in issuers in developed markets (such as Germany, the United Kingdom and Japan) and in issuers in emerging market countries. The Sub-advisor considers "emerging market countries" to include all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly referred to as the World Bank) and the International Finance Corporation (IFC), as well as countries that are classified by the United Nations as developing. Currently, the countries not included in this category are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia, and New Zealand. In addition, as used with respect to this Portfolio, "securities of issuers in emerging market countries" means (i) securities of issuers the principal securities trading market for which is an emerging market country,
(ii) securities, regardless of where traded, of issuers that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries, or (iii) securities of issuers having their principal place of business or principal office in emerging market countries.

         The principal criteria for inclusion of a security in the Portfolio is its ability to meet the fundamental and technical standards of selection and, in the opinion of the Sub-advisor, to achieve better-than-average appreciation. If, in the opinion of the Sub-advisor, a particular security satisfies these principal criteria, the security may be included in the Portfolio, regardless of the location of the issuer or the percentage of the Portfolio's investments in the issuer's country or region. At the same time, however, the Sub-advisor recognizes that both the selection of the Portfolio's individual securities and the allocation of the Portfolio's assets across different countries and regions are important factors in managing an international portfolio. For this reason, the Sub-advisor will also consider a number of other factors in making investment selections including: the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations.

         Investing in securities of foreign issuers generally involves greater risks than investing in the securities of domestic companies. As with any investment in securities, the value of an investment in the Portfolio can decrease as well as increase, depending upon a variety of factors which may affect the values and income generated by the portfolio securities. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.


         Investments in the Portfolio should not be considered a complete investment program and may not be appropriate for an individual with limited investment resources or who is unable to tolerate fluctuations in the value of the investment. For a discussion of certain risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Emerging Markets. The Portfolio may invest in securities of issuers in emerging market countries. Investing in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that are generally less diverse and mature and political systems that can be expected to be less stable than those of developed countries.

         The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and greater volatility in the price of securities traded on those markets. For an additional discussion of the special risks involved in investing in developing countries or "emerging markets," see this Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Currency Exchange Contracts. Some of the securities held by the Portfolio will be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent upon the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio will be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be an important factor in the overall performance of the Portfolio.

         To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its trades.

         When the Sub-advisor believes that a particular currency may decline in value compared to the dollar, the Portfolio may enter into a foreign currency exchange contract to sell an amount of foreign currency equal to the value of some or all of the portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where the Portfolio would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.


         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or other liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationship between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts, certain risks involved therein and the risks of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Indirect Foreign Investments. Subject to certain restrictions contained in the Investment Company Act, the Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies authorized to invest in those countries. If the Portfolio invests in investment companies, the Portfolio will bear its proportionate shares of the costs incurred by such companies, including investment advisory fees, if any.

         Sovereign Debt Obligations. The Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging market countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.


         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated. The portfolio turnover may be higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover, see this Prospectus under "Portfolio Turnover" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" for the Twentieth Century International Growth Portfolio.


         Temporary Investments. Notwithstanding the Portfolio's investment objective of capital growth, under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent the Portfolio assumes a defensive position, it will not be pursuing its investment objective of capital growth.

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those commercial banks and broker-dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio will not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued Transactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         The Portfolio may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


         Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid and restricted securities, and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

Twentieth Century Strategic Balanced Portfolio:

     Investment Objective: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income. This is a fundamental objective of the Portfolio.

Investment Policies:

         It is the Sub-advisor's intention to maintain approximately 60% of the Portfolio's assets in common stocks that are considered by the Sub-advisor to have better-than-average prospects for appreciation and the remainder in bonds and other fixed income securities.

         Equity Investments. With the equity portion of the Portfolio, the Sub-advisor seeks capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection (relating primarily to earnings and revenue acceleration) and have, in the opinion of the Sub-advisor, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, the Sub-advisor intends to keep the equity portion of the Portfolio fully invested in these securities regardless of the movement of stock prices generally. The Portfolio may purchase securities only of companies that have a record of at least three years continuous operation.

         The Sub-advisor selects, for the equity portion of the Portfolio, securities of companies whose earnings and revenue trends meet Sub-advisor's standards of selection. The size of the companies in which the Portfolio invests tends to give it its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that the volatility of the Portfolio will be impacted by the size of companies in which it invests.


         Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities, approximately 80% of which will be invested in domestic fixed income securities and approximately 20% of which will be invested in foreign fixed income securities. This percentage will fluctuate from time to time and may be higher or lower depending on the mix the Sub-advisor believes will provide the most favorable outlook for achieving the Portfolio's objectives. A minimum of 25% of the Portfolio's assets will be invested in fixed income senior securities.


         The fixed income portion of the Portfolio will include U.S. Treasury securities, securities issued or guaranteed by the U.S. government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The Portfolio may also invest in mortgage-related and other asset-backed securities. As with the equity portion of the Portfolio, the bond portion of the Portfolio will be diversified among the various types of fixed income investment categories described above. The Sub-advisor's strategy is to actively manage the portfolio by investing the Portfolio's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The value of fixed income securities fluctuates based on changes in interest rates, currency values and the credit quality of the issuer. The Sub-advisor will actively manage the Portfolio, adjusting the weighted average portfolio maturity as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of the Portfolio may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the Portfolio's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.

         Debt securities that comprise part of the Portfolio's fixed income portfolio will primarily be limited to "investment grade" obligations. However, the Portfolio may invest up to 10% of its fixed income assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances. "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information.

         There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Portfolio. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Under  normal  market   conditions,   the  maturities  of  fixed-income
securities in which the Portfolio invests will range from 2 to 30 years.

         In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. In selecting securities in foreign currencies, the Sub-advisor considers, among other factors, the impact of foreign exchange rates relative to the U.S. dollar value of such securities. The Sub-advisor may seek to hedge all or a part of the Portfolio's foreign currency exposure through the use of forward foreign currency contracts or options thereon.

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies primarily from developed markets, when these securities meet its standards of selection. The Portfolio may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.


         The Portfolio may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by the Portfolio are also applicable to its foreign securities investments. For a discussion of certain risks involved in investing in foreign securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Forward Currency Exchange Contracts. Some of the foreign securities held by the Portfolio may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of the Portfolio.

         To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts. A forward currency exchange contract obligates the Portfolio to purchase or sell a specific currency at a future date at a specific price. An option is a contractual right to acquire a financial asset, such as a security, the securities of a market index, a foreign currency or a foreign currency exchange contract, at a specific price at the end of a specified term.

         The Portfolio may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the Portfolio's positions generally. By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Portfolio can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." The Portfolio may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

         When the Sub-advisor believes that a particular currency may decline in value compared to the U.S. dollar, the Portfolio may enter into forward currency exchange contracts to sell the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." The Portfolio may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency. The Portfolio will make use of the portfolio hedging to the extent deemed appropriate by the Sub-advisor. However, it is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.


         If the Portfolio enters into a forward contract, the Portfolio, when required, will instruct its custodian bank to segregate cash or other liquid assets in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Portfolio's commitment. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect the Portfolio against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar. For an additional discussion of foreign currency exchange contracts, certain risks involved therein and the risks of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."




         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may purchase mortgage-related and other asset-backed securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government in the case of securities guaranteed by the Government National Mortgage Association (GNMA), or guaranteed by agencies or instrumentalities of the U.S. government in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations.

         Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


         The Portfolio may also invest in  collateralized  mortgage  obligations
(CMOs). CMOs are mortgage-backed securities issued by government agencies; single-purpose, stand-alone financial subsidiaries; trusts established by financial institutions; or similar institutions. The Portfolio may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of certain risks involved in mortgage related and other asset-back securities, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the Portfolio's objectives. The rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated. The portfolio turnover of the Portfolio may be higher than other mutual funds with similar investment objectives. For an additional discussion of portfolio turnover, see this Prospectus under "Portfolio Turnover" and the Trust's Statement of Additional Information under "Investment Objectives and Policies" for the Twentieth Century Strategic Balanced Portfolio.


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

         The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trust's Board of Trustees. The Portfolio will invest no more than 15% of its assets in repurchase agreements maturing in more than seven days. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment since the Portfolio may not invest in oil and gas leases or futures. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.


         There are a range of risks associated with derivative investments, including: the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates; the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment; and the risk that the counterparty will fail to perform its obligations.

         For a discussion of certain risks involved in derivative securities, including futures and options contracts, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Portfolio Securities Lending. In order to realize additional income, the Portfolio may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. Such loans may not exceed one-third of the Portfolio's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the Portfolio (without offset for realized capital gains).

         When-Issued Transactions. The Portfolio may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the Sub-advisor, such purchases will further the investment objectives of the Portfolio. For a discussion of when-issued securities and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

         The Portfolio may make a short sale when it wants to sell the security it owns at a current attractive price but also wishes to defer recognition of gain or loss for federal income tax purposes, and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code and Regulations.

         Rule 144A Securities. The Portfolio may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Portfolio's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional buyers rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

         With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Trustees of the Trust is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Trustees has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Sub-advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.


         Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Sub-advisor will consider appropriate remedies to minimize the effect on the Portfolio's liquidity. The Portfolio may not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Portfolio shares). For an additional discussion of Rule 144A securities and illiquid and restricted securities, and the risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods."


     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth. Current income is a
secondary  investment  objective.   These  are  fundamental  objectives  of  the
Portfolio.

Investment Policies:

         The Portfolio invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if the Sub-advisor determines that their purchase would help further the Portfolio's investment objectives. The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objectives, changes in interest rates, and economic and other factors. When selecting securities for the Portfolio that have the potential for capital growth, the Sub-advisor will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The Portfolio may also hold a portion of its assets in cash or money market instruments.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.


         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may also purchase Eurodollar certificates of deposit, without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."





         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies, foreign currency futures contracts and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions, certain risks involved therein and the risk of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Lower-Rated Fixed-Income Securities. The Portfolio may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. Securities in the lower rating categories may, depending on their rating, have large uncertainties or major exposure to adverse conditions, and may be of poor standing and predominantly speculative. Certain lower-rated securities may be in default. Securities rated Baa or BBB, while considered investment grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest in zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Both zero coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Stock Index Futures and Options. The Portfolio may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures transaction, the Portfolio realizes a gain or loss. The Portfolio may buy and sell call and put options on index futures or on stock indices in addition to or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income.


         For an additional discussion of index futures and related options and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of Portfolio assets. The use of these strategies may be limited by applicable law.


         For an additional discussion of options transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."



         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."

AST Putnam International Equity Portfolio:

     Investment   Objective:   The  investment   objective  of  the  AST  Putnam
International Equity Portfolio is to seek capital appreciation. This is a fundamental objective of the Portfolio.

Investment Policies:

         The Portfolio seeks its objective by investing primarily in equity securities of companies located in countries other than the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants to purchase common or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Sub-advisor believes purchasing them would help achieve the Portfolio's objective. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. The Portfolio may hold a portion of its assets in cash or money market instruments.


         The Portfolio will consider an issuer of securities to be "located in a country other than the United States" if it is organized under the laws of a country other than the United States and has a principal office outside the United States, or if it derives 50% or more of its total revenues from business outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in emerging markets generally involves more risks then in investing in developed markets. For a discussion of the special risks involved in investing in emerging markets and foreign securities in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investments Methods."


         The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. It may invest in small and relatively less well-known companies which meet these characteristics.

         The Sub-advisor believes that the securities markets of many nations move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of foreign securities, the Sub-advisor attempts to reduce the risks associated with being invested in the economy of only one country. The countries which the Sub-advisor believes offer attractive opportunities for investment may change from time to time.

         The Portfolio may seek investment opportunities among securities of large, widely-traded companies as well as securities of smaller, less well known companies. Smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.


         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the international securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of portfolio assets. In implementing these defensive strategies, the Portfolio may invest without limit in cash and money market instruments, securities primarily traded in the U.S. markets, or in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when or for how long the Portfolio will use these alternative strategies.




         Options and Futures Transactions. The Portfolio may engage in a variety of transactions involving the use of options and futures contracts and in foreign currency exchange transactions for purposes of increasing its investment return or hedging against market changes. The Portfolio may seek to increase its current return by writing covered call options and covered put options on its portfolio securities or other securities in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's return if the option expires unexercised or is closed out at a net profit. The Portfolio may also buy and sell put and call options on such securities for hedging purposes. When the Portfolio writes a call option on a portfolio security, it gives up the opportunity to profit from any increase in the price of the security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income.

         The Portfolio may buy and sell index futures contracts for hedging purposes. An "index future" is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future transaction, the Portfolio realizes a gain or loss. The Portfolio may also purchase and sell call and put options on index futures or on indices in addition or as an alternative to purchasing or selling index futures or, to the extent permitted by applicable law, to earn additional income. The Portfolio may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.



         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio.



         Because the markets for certain options and futures contracts in which the Portfolio will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Portfolio's ability to engage in transactions using such investments may be limited. The Portfolio's ability to engage in hedging transactions may be limited by certain regulatory requirements and tax considerations. The
Portfolio's hedging transactions may affect the character or amount of the Portfolio's distributions. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, for transaction hedging purposes the Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Portfolio may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         The Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolio may purchase or sell foreign currency futures contacts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolio may also purchase or sell foreign currency on a spot basis.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


         The decision as to whether and to what extent the Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Portfolio will engage in foreign currency exchange transactions at any given time or from time to time. For an additional discussion of foreign currency exchange transactions, certain risks involved therein, and the risk of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."



AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.
This is a fundamental objective of the Portfolio.

Investment Policies:

         In seeking its objective the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The Portfolio's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The portion of the Portfolio's assets invested in equity securities and fixed income securities will vary from time to time in light of the Portfolio's investment objective, changes in interest rates and economic and other factors. However, under normal market conditions, it is expected that at least 25% of the Portfolio's total assets will be invested in fixed income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed income characteristics of those securities.

         Defensive Strategies. At times, the Sub-advisor may judge that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-advisor may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may concentrate its investments in debt securities, preferred stocks, cash or money market instruments or invest in any other securities the Sub-advisor considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.


         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currency. The Portfolio may also purchase
Eurodollar certificates of deposit without regard to the 20% limit. The Portfolio may invest in securities principally traded in, or issued by issuers located in, underdeveloped and developing nations, which are sometimes referred to as "emerging markets." For a discussion of the special risks involved in investing in developing countries and certain risks involved in investing in foreign securities, in general, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may buy or sell foreign currencies and foreign currency forward contracts for hedging purposes in connection with its foreign investments. For a discussion of foreign currency transactions, certain risks involved therein, and the risk of currency fluctuations generally, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Fixed-Income Securities. The Portfolio may invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income securities will generally decline. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the Portfolio's net asset value. The values of lower-rated securities generally fluctuate more than those of higher-rated securities.

         The Portfolio will not invest in securities rated at the time of purchase lower than B by Moody's Investors Service, Inc. ("Moody's") and
Standard & Poor's ("S&P"), or in unrated securities which the Sub-advisor determines are of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major risk exposures to adverse conditions. Securities rated lower than Baa by Moody's or BBB by S&P and unrated securities of comparable quality are sometimes referred to as "junk bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the Appendix to the Trust's Statement of Additional Information. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the
Sub-advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

         The Sub-advisor seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. For an additional discussion of lower-rated securities and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         At times, a substantial portion of portfolio assets may be invested in securities as to which the Portfolio, by itself or together with other funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default of these securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Zero Coupon Bonds. The Portfolio may invest in so-called zero coupon bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The Portfolio is required to accrue and distribute income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus the Portfolio may have to sell other investments to obtain cash needed to make income distributions. For an additional discussion of zero coupon bonds and certain risks involved therein, see the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."

         Financial Futures, Index Futures and Options. The Portfolio may buy and sell financial futures contracts on stock indexes, U.S. government securities, fixed income securities and currencies. A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a U.S. government security, foreign fixed income security or foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index, security or currency between the time a fund enters into and terminates a futures contract, that fund realizes a gain or loss. The Portfolio may purchase and sell futures contracts for hedging purposes and for non-hedging purposes, such as to adjust its exposure to the relevant stock or bond markets. For example, when the Sub-advisor wants to increase the Portfolio's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Sub-advisor wants to increase the Portfolio's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury securities.

         The Portfolio may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts or to earn additional income.


         Options on certain U.S. government securities are traded in significant volume on securities exchanges. However, other options which the Portfolio may purchase or sell are traded in the "over-the-counter" market rather than on an exchange. This means that the Portfolio will enter into such option contracts with particular securities dealers who make markets in these options. The Portfolio's ability to terminate options positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions might fail to meet their obligations to the Portfolio. For an additional discussion of options and futures transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Options. The Portfolio may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The Portfolio receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

         When the Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio may also buy and sell put and call options for hedging purposes. From time to time, the Portfolio may also buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of portfolio assets. The use of these strategies may be limited by applicable law.


         For an additional discussion of option transactions and certain risks involved therein, see this Prospectus and the Trust's Statement of Additional Information under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. The Portfolio may lend its securities to broker-dealers. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of securities lending and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Such transactions must be fully collateralized at all times. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of repurchase agreements and certain risks involved therein, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Objectives and Policies."

         Forward Commitments. The Portfolio may purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction. For a discussion of forward commitments and certain risks involved therein, see the Trust's Statement of Additional Information under "Investment Objectives and Policies."

     Borrowing. For a discussion of limitations on borrowing by the Portfolio and certain risks involved in borrowing, see this Prospectus under "Certain Risk Factors and Investment Methods" and the Trust's Statement of Additional Information under "Investment Restrictions."


         Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's turnover rate may be higher than that of other mutual funds. For a discussion of portfolio turnover and its effects, see this Prospectus and the Trust's Statement of Additional Information under "Portfolio Turnover."


CERTAIN RISK FACTORS AND INVESTMENT METHODS:


         Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Portfolios are described in the "Investment Objectives and Policies" section of this Prospectus and in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" sections of the Trust's Statement of Additional Information. The following is a description of certain additional risk factors related to various of these securities, instruments and techniques. The risks so described only apply to those Portfolios which may invest in such securities and instruments or use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios. The methods described only apply to those Portfolios which may use such methods.


Derivative Instruments:


         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. A Portfolio may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies.

         In general, derivative instruments are those securities or other instruments whose value is derived from or related to the value of some other instrument or asset, but not those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage or asset-backed securities. The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Sub-advisor to forecast interest rates and other economic factors correctly. If the Sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of a loss.

         A Portfolio might not employ any of the derivative strategies described below, and no assurance can be given that any strategy used will succeed. If a Sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. In addition, while some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments. Furthermore, a Portfolio may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or need to sell a portfolio security at a disadvantageous time, due to the need to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Finally, a Portfolio may be unable to close out or to liquidate its derivatives positions.




Options:

         Call Options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Portfolio purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Portfolio, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Portfolio assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Portfolio will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of Portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.


         If a Portfilio writes a call option on a security it already owns, it gives up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to a Portfolio's ability to close out options it has written.


         A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

         Put Options. A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index, and all settlements are made in cash.


         A Portfolio may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.


Futures Contracts and Related Options:


         A financial futures contract calls for delivery of a particular security at a specified price at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. A Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Portfolio's securities from a decrease in value. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.


         Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

         Futures contracts and options can be highly volatile and could result in reduction of a Portfolio's total return, and a Portfolio's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a Portfolio is unable to close out its position due to distortions in the market or lack of liquidity.


         The use of futures and options involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. The successful use of these strategies therefore may depend on the ability of the Sub-advisor to correctly forecast interest rate movements and general stock market price movements. Risks inherent in the use of futures and options include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Particularly with respect to options on stock indices and stock index futures, the risk of imperfect correlation increases as the composition of the Portfolio diverges from the composition of the relevant index.

         Pursuant to regulations of the Commodity Futures Trading Commission, the Trust has represented that:

         (i) it will  not  purchase  or  sell  futures  or  options  on  futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and


         (ii) a Portfolio will not enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.


Asset-Backed Securities:

         Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card, automobile or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

         The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Mortgage Pass-Through Securities:

         Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security will generally decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs):

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

         Stripped Agency Mortgage-Backed Securities:


         Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers. Unlike other debt instruments and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.


         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Foreign Securities:


         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Brokerage commissions on foreign securities exchanges, which may be fixed, are generally higher than in the United States. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments which could affect investments in those countries. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of investments. For example, securities which are listed on foreign exchanges or traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions which may affect the price of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements or loss of certificates for portfolio securities.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of Portfolio investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Portfolio. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies. Investors should understand and consider carefully the special risks involved in foreign investing. These risks are often heightened for investments in emerging or developing countries.


         Developing Countries. Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: the risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"):

         ADRs are dollar-denominated receipts generally issued by a domestic bank that represents the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.



Forward Foreign Currency Exchange Contracts:

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date the contract is agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency into which it will exchange. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Portfolios may enter into these contracts for the purposes of hedging against foreign exchange risk arising from such Portfolio's investment or anticipated investment in securities denominated in or exposed to foreign currencies. Although a Sub-advisor may, from time to time, seek to protect a Portfolio by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolio may incur a gain or a loss on a forward contract. A forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.

Lower-Rated High-Yield Bonds:


         Lower-rated high-yield bonds (commonly known as "junk bonds") are generally considered to be high risk investments, as they are subject to a higher risk of default than higher-rated bonds. In addition, the market for lower-rated high-yield bonds generally is more limited than the market for higher-rated bonds, and because their markets may be thinner and less active, the market prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower-rated high-yield bonds include: the exercise of any redemption or call provisions in a declining market may result in their replacement by lower yielding bonds; and legislation, from time to time, may adversely affect their market. Since the risk of default is higher among lower-rated high-yield bonds, a Sub-advisor's research and analysis are an important ingredient in the selection of lower-rated high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk may be reduced, although there is no assurance that losses will not occur.

Illiquid and Restricted Securities:


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities. Illiquid securities are deemed as such because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale may make it difficult for a Portfolio to dispose of such securities at the time considered most advantageous by its Sub-advisor, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. A Portfolio that may purchase restricted securities may qualify for and trade restricted securities in the "institutional trading market" pursuant to Rule 144A of the Securities Act of 1933. Trading in the institutional trading market may enable a Sub-advisor to dispose of restricted securities at a time the Sub-advisor considers advantageous and/or at a more favorable price than would be available if such securities were not traded in such market. However, the institutional trading market is relatively new and liquidity of a Portfolio's investments in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, a Portfolio might obtain a less favorable price than prevailing when it decided to sell.

Repurchase Agreements:

         The Board of Trustees of the Trust has promulgated guidelines with respect to repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of a Portfolio's custodian maintained in a central depository or book-entry system or by physical delivery of the securities to a Portfolio's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

         A Portfolio which enters into a repurchase agreement bears a risk of loss in the event that the other party to such an agreement defaults on its obligation and such Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in value of the underlying securities during the period such Portfolio seeks to assert these rights, as well as the risk of incurring expenses in asserting these rights and the risk of losing all or part of the income from such an agreement. If the seller institution defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Portfolio might be delayed pending court action.

Reverse Repurchase Agreements:

         In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a broker-dealer or financial institution in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future such Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. When effecting reverse repurchase agreements, assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated on such Portfolio's records at the trade date and are maintained until the transaction is settled. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the repurchase price of the securities which it is obligated to repurchase.

Borrowing:

         Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, such Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, such Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of such Portfolio's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Portfolio could decrease faster than if there had been no borrowings.

Convertible Securities and Warrants:

         Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying such warrants. The value of a warrant detached from its underlying security will expire without value if the rights under such warrant are not exercised prior to its expiration date.

Lending:

         With respect to the lending of securities, there is the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

REGULATORY MATTERS:



         Currently, the Trust either has or will make a commitment regarding each Portfolio to the State of California Department of Insurance to limit its borrowings to 10% of the Portfolio's net asset value when borrowing for any general purpose and to an additional 15% (for a total of 25%) when borrowing as a temporary measure to facilitate redemptions. For purposes of the foregoing commitment, net asset value is the market value of all investments or assets owned by a Portfolio, less its outstanding liabilities, at the time that any new or additional borrowing is undertaken.

         Additionally, the Trust either has made or will make a commitment regarding each Portfolio to the State of California Department of Insurance with respect to diversification of its foreign investments. Such commitment generally requires that a Portfolio: (i) (consistent with the Portfolio's investment policies) invest in a minimum of five different foreign countries; except that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets; and (ii) have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country; except that, a Portfolio may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. (Investments in U.S. issuers are not subject to any of the foregoing.)

         The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies or participants of Qualified Plans (see page 2) arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies and participants of Qualified Plans may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies or Qualified Plans. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PORTFOLIO TURNOVER:


         Each Portfolio may generally change its investments at any time in accordance with its Sub-advisor's appraisal of factors affecting any particular issuer or the market or economy in general. The frequency of the Portfolio's transactions -- the Portfolio's turnover rate -- will vary from year to year depending upon market conditions. High turnover (generally in excess of 100%) involves correspondingly greater brokerage commissions and other transaction costs. A 100% portfolio turnover rate would occur if all the securities in a portfolio of investments were replaced during a given period. The following Portfolios have anticipated annual rates of turnover exceeding 100%.


         JanCap Growth Portfolio (not to exceed 200% under normal market conditions).

         AST Janus Overseas Growth Portfolio (not to exceed 200% under normal market conditions).

         T. Rowe Price International Bond Portfolio (not to exceed 350%).

         Founders Capital Appreciation Portfolio (not to exceed 200% under normal market conditions).

         Founders Passport Portfolio (not to exceed 150% under normal market conditions).

         INVESCO Equity Income Portfolio (not to exceed 200% under normal market conditions).

         PIMCO Total Return Bond Portfolio (not to exceed 150% under normal market conditions).

         PIMCO Limited Maturity Bond Portfolio (not to exceed 150% under normal market conditions).

         Robertson Stephens Value + Growth Portfolio (not to exceed 250% under normal market conditions).

         Twentieth Century International Growth Portfolio (not to exceed 150% under normal market conditions).

         Twentieth Century Strategic Balanced Portfolio (not to exceed 150% under normal market conditions).

         AST Putnam Balanced Portfolio (not to exceed 200% under normal market conditions).

         For further details regarding the portfolio turnover rates, see "Portfolio Turnover" in the Trust's Statement of Additional Information.


BROKERAGE ALLOCATION:


         Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Trust's brokerage allocation policy may permit a Portfolio to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. In addition, each Portfolio's Sub-advisor may consider the use of broker-dealers that are, or might be deemed to be, their affiliates, and may consider sale of shares of the Portfolio, as well as the recommendations or directions of the Investment Manager that take into account, among other things, the sale of shares of the Portfolio, as factors in selection of broker-dealers to effect transactions, subject to the requirements of best net price available and most favorable execution. For a complete discussion of portfolio transactions and brokerage allocation, see "Brokerage Allocation" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS:


         For each Portfolio the Trust has adopted a number of investment restrictions which are fundamental policies and may not be changed without the approval of the holders of a majority of the affected Portfolio's outstanding voting securities as defined in the 1940 Act. The Statement of Additional
Information describes all the restrictions on each Portfolio's investment activities.


NET ASSET VALUES:


         The net asset value per share of each Portfolio, other than the AST Money Market Portfolio, is determined by dividing the market value of that Portfolio's securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of shares outstanding in that Portfolio. Each Portfolio will determine the net asset value of its shares as of 4:00 P.M. Eastern Time on each "business" day, which is each day that the New York Stock Exchange (the "NYSE") is open for business. The Trust's Board of Trustees has established procedures for valuing the Portfolios' securities. In general, these valuations are based on market value with special provisions for: securities not listed on an exchange or securities market; securities for which recent market quotations are not readily available; short-term obligations; and open short positions and options written on securities. In addition, the AST Money Market Portfolio values all securities by the amortized cost method. This method attempts to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. See "Computation of Net Asset Values" in the Statement of Additional Information.


PURCHASE AND REDEMPTION OF SHARES:


         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies or by Qualified Plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before 4:00 P.M. Eastern time, purchases and redemptions of the shares of the Trust are effected at the net asset value per share determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the next calculated net asset value. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies.
These fees should be described in the Participating Insurance Companies' prospectuses.


         As of the date of this Prospectus, American Skandia Life Assurance Corporation and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. In the future, shares of the Trust may be sold to and held by separate accounts that fund variable annuity and variable life insurance contracts issued by other affiliated and unaffiliated Participating Insurance Companies and also directly to Qualified Plans. While it is not anticipated, should any conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies and participants in Qualified Plans which would require that a substantial amount of net assets be withdrawn from the Trust, orderly Portfolio management could be disrupted to the potential detriment of such holders (see "Other Information" for more details).

MANAGEMENT OF THE TRUST:

         As of the date of this Prospectus, twenty-three Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting the form of Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

     The Trustees are David E.A. Carson, Julian A. Lerner, Thomas M. O'Brien, F. Don Schwartz, Jan R. Carendi and Gordon C. Boronow. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the section "Management."


Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the Securities and Exchange Commission. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation, whose indirect parent is Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of American Skandia Investment Holding Corporation. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia Investment Holding Corporation.


Sub-advisors:


         Lord Abbett Growth and Income Portfolio: Lord Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203, which acts as the Sub-advisor for the Lord Abbett Growth and Income Portfolio, has been an investment manager for over 65 years. As of December 31, 1996, Lord Abbett managed approximately $21 billion in a family of mutual funds and other advisory accounts.

     The portfolio manager responsible for management of the Portfolio is W. Thomas Hudson, Jr., Executive Vice President. Mr. Hudson has served in this capacity since the Portfolio's inception and has held certain positions in the equity research department of Lord Abbett since 1982.

         JanCap Growth Portfolio and AST Janus Overseas Growth Portfolio: Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, acts as the Sub-advisor for the JanCap Growth Portfolio and the AST Janus Overseas Growth Portfolio. Janus serves as the investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1996, Janus managed assets worth over $45 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.


     The portfolio manager responsible for management of the JanCap Growth Portfolio is Thomas F. Marsico. Mr. Marsico has managed Janus Growth and Income Fund since its inception in May 1991 and Janus Twenty Fund since April 1985.


         The portfolio manager responsible for management of the AST Janus Overseas Growth Portfolio is Helen Young Hayes, Executive Vice President and portfolio manager of the Janus Worldwide Fund and Janus Overseas Fund. Ms. Hayes joined Janus in 1987. She has managed or co-managed Janus Worldwide Fund, Janus Overseas Fund and the Portfolio since their respective inceptions. Ms. Hayes holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

     AST Money Market Portfolio: J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York, 10036, acts as the Sub-advisor for the AST Money Market Portfolio, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including other investment companies. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, which, as of December 31, 1996, managed approximately $206 billion in assets. As of the date of this Prospectus, J.P. Morgan was also engaged to manage a portion of the assets of a separate account of American Skandia Life Assurance Corporation, an affiliate of the Investment Manager and, as of the date of this Prospectus, one of two Participating Insurance Companies.

         Federated  Utility Income Portfolio and Federated High Yield Portfolio:
Federated Investment Counseling ("Federated Investment"), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, acts as the Sub-advisor for the Federated Utility Income Portfolio and Federated High Yield Portfolio. Federated Investment, organized as a Delaware business trust in 1989, is a registered investment advisor under the Investment Advisers Act of 1940. It is a wholly owned subsidiary of Federated Investors. Federated Investment and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by these and other subsidiaries of Federated Investors as of December 31, 1996, was approximately $110 billion.

     The portfolio manager responsible for management of the Federated Utility Income Portfolio is Linda A. Duessel. Linda A. Duessel joined Federated Investors in 1991 and has been a Vice President of an affiliate of the Sub-advisor since 1995. Ms. Duessel was an Assistant Vice President of an affiliate of the Sub-advisor from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

     The portfolio manager responsible for management of the Federated High Yield Portfolio is Mark E. Durbiano. Mr. Durbiano joined Federated Investors in 1982, has managed the Portfolio since it commenced operations in 1994 and has been a Senior Vice President of an affiliate of the Sub-advisor since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of the Sub-advisor. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

     T. Rowe Price Asset Allocation Portfolio, T. Rowe Price Natural Resources Portfolio and T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt Street, Baltimore, Maryland 21209, was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1996, the firm and its affiliates managed approximately $85 billion for approximately $4.5 million individual and institutional accounts.

     The T. Rowe Price Asset Allocation Portfolio is managed by an Investment Advisory Committee composed of the following members: Edmund M. Notzon, Chairman, Heather R. Landon, James M. McDonald, Jerome Clark, Peter Van Dyke, M. David Testa and Richard T. Whitney. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Notzon joined
T. Rowe Price in 1989 and has been managing investments since 1991. Prior to joining T. Rowe Price, Mr. Notzon was Director of the Analysis and Evaluation Division at the U.S. Environmental Protection Agency.

     The T. Rowe Price Natural Resources Portfolio is managed by an Investment Advisory Committee composed of the following members: David J. Wallack, Chairman, Charles M. Ober, David M. Lee, Hugh M. Evans III, Richard P. Howard and James A.C. Kennedy. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wallack, who joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and an Investment Analyst for the firm's Equity Research Division.

         The T. Rowe Price Small Company Value Portfolio is managed by an Investment Advisory Committee composed of the following members: Preston G. Athey, Chairman, Hugh M. Evans III and Gregory A. McCrickard. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Athey joined T. Rowe Price in 1978, has been managing investments since 1982 and has been Chairman of the Investment Advisory Committee since the Portfolio's inception in December, 1996.

     T. Rowe Price International Equity Portfolio and T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc. ("Price-Fleming") 100 East Pratt Street, Baltimore, Maryland 21209, was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $25 billion under management as of December 31, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. Each Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.


         The advisory group for the T. Rowe Price International Equity Portfolio consists of Martin G. Wade, Christopher Alderson, Peter Askew, Richard J. Bruce, Mark J.T. Edwards, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with Fleming Group (Fleming Group includes Robert Fleming Holdings Ltd. and/or Jardine Fleming International Holdings Ltd.) in research, client service and investment management, including assignments in the Far East and the United States. Christopher Alderson joined Price-Fleming in 1988, and has 9 years of experience with the Fleming Group in research and portfolio management, including an assignment in Hong Kong. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios. Richard J. Bruce joined Price-Fleming in 1991 and has 7 years of experience in investment management with the Fleming Group in Tokyo. Mark J.T. Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis, including 4 years in Fleming European research. John R. Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management, including assignments in the Far East and the United States. Robert C. Howe joined Price-Fleming in 1986 and has 16 years of experience in economic research in Japan. James B.M. Seddon joined Price-Fleming in 1987 and has 9 years of experience in investment management. Benedict R.F. Thomas joined Price-Fleming in 1988 and has 7 years of portfolio management experience, including assignments in London and Baltimore. David J.L. Warren joined Price-Fleming in 1984 and has 16 years experience in equity research, fixed income research and portfolio management, including an assignment in Japan.

         The advisory group for the T. Rowe Price International Bond Portfolio consists of Peter Askew, Christopher Rothery and Michael Conelius. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed-income portfolios. Christopher Rothery joined Price-Fleming in 1994 and has 8 years of experience managing multi-currency fixed-income portfolios. Prior to joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited. Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.


         Founders   Capital   Appreciation   Portfolio  and  Founders   Passport
Portfolio: Founders Asset Management, Inc. ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, has acted as an investment advisor since 1938 and serves as investment advisor to Founders Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, Government Securities, and Money Market Funds. Founders, which is also the investment advisor for a number of private accounts, managed assets aggregating approximately $5 billion as of December 31, 1996.

         Michael K. Haines, a Senior Vice President of Investments of Founders, has been responsible for management of the Founders Capital Appreciation Portfolio since the Portfolio commenced operations in January 1994. Mr. Haines has been associated with Founders since 1985, serving as assistant portfolio manager and as a lead portfolio manager.

         Michael W. Gerding, a Vice President of Investments of Founders, has been responsible for management of the Founders Passport Portfolio since Founders became the Portfolio's Sub-advisor in October 1996. Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990. Prior to joining Founders, Mr. Gerding served as a portfolio manager and research analyst with NCNB Texas for several years.

         INVESCO Equity Income Portfolio: INVESCO Trust Company, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, which was established in 1932. INVESCO Trust Company serves as sub-advisor to INVESCO Growth Fund, Inc., INVESCO
Dynamics Fund, Inc.; INVESCO Money Market Funds, Inc.; INVESCO Income Funds, Inc.; INVESCO Tax-Free Income Funds, Inc.; INVESCO Strategic Portfolios, Inc.; INVESCO Emerging Opportunity Funds, Inc.; INVESCO Industrial Income Fund, Inc.; INVESCO Multiple Asset Funds, Inc.; INVESCO Specialty Funds, Inc.; and INVESCO Variable Investment Funds, Inc. INVESCO Funds Group, Inc. and INVESCO Trust Company are part of a global financial services firm that managed approximately $90 billion of assets as of December 31, 1996. The parent company, INVESCO PLC, was organized in 1935 and is based in London, with money managers located in Europe, North America and the Far East.

         INVESCO PLC has recently merged with AIM Management Group, a large United States mutual fund manager. It is not currently anticipated that the merger will result in any change in the operations of INVESCO PLC or INVESCO Trust Company. Nonetheless, the merger resulted in an "assignment," as defined in the 1940 Act, of the sub-advisory agreement between INVESCO Trust Company and the Investment Manager with respect to the INVESCO Equity Income Portfolio, which, in turn, resulted in the automatic termination of the sub-advisory agreement. Consequently, the shareholders of the Portfolio will vote on the approval of a new sub-advisory agreement at a meeting of shareholders to be held on June [insert], 1997.


     The portfolio managers responsible for management of the INVESCO Equity Income Portfolio are Charles P. Mayer, Portfolio Co-Manager; and Donovan J. (Jerry) Paul, Portfolio Co-Manager. Mr. Mayer has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1993 and also has served as Portfolio Manager and Senior Vice President of INVESCO Trust Company since 1993. Mr. Paul has served as Co-Portfolio Manager of the INVESCO Industrial Income Fund since 1994 and has served as Senior Vice President (1994 to present) of INVESCO Trust Company.


         PIMCO Total  Return Bond  Portfolio  and PIMCO  Limited  Maturity  Bond
Portfolio: Pacific Investment Management Company ("PIMCO") serves as Sub-advisor to the PIMCO Total Return Bond Portfolio and PIMCO Limited Maturity Bond Portfolio. It is an investment counseling firm founded in 1971 and, as of December 31, 1996, has over $88 billion of assets under management. PIMCO is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, LLC, a California limited liability company controlled by the managing directors of PIMCO. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a registered investment advisor with the Securities and Exchange Commission and a commodity trader advisor with the CFTC.

     The portfolio manager responsible for management of the PIMCO Total Return Bond Portfolio and the PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO has been associated with the firm for 24 years, and has managed each Portfolio since its commencement of operations.

         Berger Capital Growth Portfolio: Berger Associates, Inc. ("Berger Associates"), 210 University Blvd., Suite 900, Denver, Colorado, 80206, has acted as an investment advisor since 1973. Berger Associates serves as the investment advisor to the Berger Capital Growth Portfolio and other mutual funds, as well as for retirement plans and institutional and private investors. As of December 31, 1996, Berger Associates managed assets worth approximately $3.6 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 84% of the outstanding voting stock of Berger Associates, most of which it acquired in 1994. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services.

         The co-managers of the Portfolio (since February 1997) are Patrick S. Adams and Sheila J. Ohlsson. Mr. Adams joined Berger Associates as a Senior Vice President in February 1997, where he is also the manager of the Berger 100 Fund, co-manager of the Berger Growth and Income Fund, and portfolio manager for retirement plans and institutional and private investors. From June 1996 to January 1997, Mr. Adams served as Senior Vice President with Zurich Kemper Investments, Inc., where he was portfolio manager of the Kemper Growth Fund. From March 1993 to May 1996, Mr. Adams served as portfolio manager with Founders Asset Management, Inc., where he managed the Founders Blue Chip Growth Fund and the Founders Balanced Fund. Prior to that, Mr. Adams served in various positions with First of America Investment Corp. for over three years, including as Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993. Ms. Ohlsson joined Berger Associates as an Analyst in September 1991 and has served as Senior Analyst since June 1994.

         Robertson Stephens Value + Growth Portfolio: Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), 555 California Street, San Francisco, CA 94104, serves as Sub-advisor to the Portfolio. Robertson Stephens, a California limited partnership, was formed in 1993 and is registered as an investment advisor with the Securities and Exchange Commission. The sole limited partner of Robertson Stephens is Robertson, Stephens & Company, L.L.C., a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Since 1978, Robertson, Stephens & Company, L.L.C. has managed underwritten public offerings for over $15.23 billion of securities of emerging growth companies. As of December 31, 1996, Robertson Stephens and its affiliates have in excess of $4 billion under management in public and private investment funds. Robertson, Stephens & Company, L.L.C., its parent, Robertson, Stephens & Company Group, L.L.C. and Sanford R. Robertson may be deemed to be control persons of Robertson Stephens.

     Mr. Ronald Elijah has been the portfolio manager responsible for management of the Portfolio since the Portfolio commenced operations in May 1996. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company, L.P. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. Mr. Elijah joined Robertson Stephens as a portfolio manager in 1992.

         Twentieth Century International Growth Portfolio and Twentieth Century Strategic Balanced Portfolio: American Century Investment Management, Inc. ("American Century") (formerly Investors Research Corporation) American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor to the Twentieth Century International Growth Portfolio and the Twentieth Century Strategic Balanced Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. In June 1995, American Century Companies, Inc. ("ACC"), the parent of American Century, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to The Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC will be providing investment management services to American Century funds, while certain American Century employees will be providing investment management services to Benham funds. As of December 31, 1996, American Century and its affiliates managed assets totaling approximately $54 billion.

         American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolio. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Portfolio as they deem appropriate in pursuit of the Portfolio's investment objectives. Individual portfolio managers may also adjust portfolio holdings of the Portfolio as necessary between meetings.

         The portfolio manager member of the portfolio team responsible for management of the Twentieth Century International Growth Portfolio is Henrik Strabo. Henrik Strabo joined American Century in 1993 as an investment analyst member of the American Century International Equity and International Small Company Fund team, has been a portfolio manager member of the team since 1994 and has managed the Twentieth Century International Growth Portfolio since its inception in December 1996. Prior to joining American Century, Mr. Strabo was Vice President, International Equity Sales with Barclays de Zoete Wedd (1991 to
1993) and obtained international equity sales experience at Cresvale International (1990 to 1991).

         The portfolio manager members of the portfolio team responsible for management of the Twentieth Century Strategic Balanced Portfolio are Casey
Colton, Norman E. Hoops, Brian Howell, Jeffrey L. Houston, David Schroeder and Jeffrey R. Tyler. Casey Colton jointed BMC in 1990 as a Municipal Analyst. Norman Hoops joined American Century in November 1989 as Vice President and Portfolio Manager and became Senior Vice President and Fixed Income Portfolio Manager in April 1993. Brian Howell joined BMC in 1987 as a research analyst and was promoted to his current position in January 1994. Jeffrey Houston has worked for American Century as a Portfolio Manager since November, 1990. David Schroeder joined BMC in 1990. Jeffrey Tyler, Senior Vice President and Portfolio Manager, joined BMC in January, 1988 as a Portfolio Manager. Mr. Tyler supervises the team of other portfolio managers who assist in the management of the various investment categories of the funds.

         AST Putnam Value Growth & Income Portfolio, AST Putnam International Equity Portfolio and AST Putnam Balanced Portfolio: Putnam Investment
Management, Inc. ("Putnam Management"), One Post Office Square, Boston, Massachusetts 02109, acts as Sub-advisor to the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio, and the AST Putnam Balanced Portfolio. Putnam Management is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam Management is one of America's oldest and largest money management firms, managing mutual funds since 1937. As of December 31, 1996, Putnam Management and its affiliates managed over $173 billion in assets.

         Anthony I. Kreisel, Managing Director of Putnam Management, has had primary responsibility for the day-to-day management of the AST Putnam Value Growth & Income Portfolio since the Portfolio's inception in December 1996. Mr. Kreisel has been employed as an investment professional by Putnam Management since 1986.

     Justin Scott, Managing Director of Putnam Management, and Omid Kamshad, Senior Vice President of Putnam Management, have had primary responsibility for the day-to-day management of the AST Putnam International Equity Portfolio since Putnam Management became the Portfolio's sub-advisor in October 1996. Mr. Scott has been employed as an investment professional by Putnam Management since 1988. Mr. Kamshad has been employed as an investment professional by Putnam Management since January, 1996. Prior to January, 1996, Mr. Kamshad was Director of Investments at Lombard Odier International. Prior to April, 1995, he was Director at Baring Asset Management Company.


         Putnam Management's Global Asset Allocation Committee has primary responsibility for the day-to-day management of the AST Putnam Balanced Portfolio. No person is primarily responsible for making recommendations to the Committee in respect of the Portfolio.

Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements") which provide that the Investment Manager will furnish each applicable Portfolio with investment advice and investment management and administrative services with respect to the applicable Portfolio subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted above to conduct the investment programs of each Portfolio, including the purchase, retention, disposition and lending of securities. Such Sub-advisors are required to provide research and statistical analysis and to keep books and records of securities transactions. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on the activities of the Sub-advisors to the Trustees. The Investment Manager must also provide or obtain for the Trust, and thereafter supervise, such executive, administrative, accounting, custody, transfer agent and shareholder servicing services as are deemed advisable by the Board of Trustees.

         Under the terms of the Management Agreements, each Portfolio pays all of its expenses, including, but not limited to, the costs incurred in connection with the maintenance of its registration under the Securities Act of 1933, as amended, and the 1940 Act, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, Portfolio pricing, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.


         The Investment Manager receives a fee, payable each month, for the performance of its services. The Investment Manager pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services. The Investment Management fee payable differs from Portfolio to Portfolio, reflecting the objective, policies and restrictions of each Portfolio and the nature of each Investment Management Agreement and Sub-advisory Agreement. Each Portfolio's fee is accrued daily for the purposes of determining the offering and redemption price of the Portfolio's shares. The fees payable to the Investment Manager are as follows:


     Lord Abbett Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Janus Overseas Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

         AST Money Market Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio. The Investment Manager has also voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this voluntary agreement at any time.

         Federated Utility Income Portfolio: An annual rate equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

     Federated High Yield Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     T. Rowe Price International Equity Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     T. Rowe Price Natural Resources Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     T. Rowe Price International Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. as Sub-advisor for the Portfolio (formerly, the AST Scudder International Bond Portfolio), for a total Investment Management fee of 1.00% of the average daily net assets of the Portfolio.

     T. Rowe Price Small Company Value Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.


     Founders Capital Appreciation Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         Founders Passport Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a total Investment Management fee of 1.00% of the average daily nets assets of the Portfolio.

     INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     Berger Capital Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.


     Robertson Stephens Value + Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     Twentieth Century International Growth Portfolio: An annual rate of 1.00% of the average daily net assets of the Portfolio.

     Twentieth Century Strategic Balanced Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST Putnam Value Growth & Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.


         AST Putnam International Equity Portfolio: 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a total Investment Management fee of 1.0% of the average daily nets assets of the Portfolio. The Investment Manager had also voluntarily agreed to waive a portion of its fee equal to .15% on assets in excess of $75 million. Such agreement was terminated as of the opening of business on October 15, 1996.

         AST Putnam Balanced Portfolio: .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio not in excess of $75 million; plus .65% of the Portfolio's average daily net assets in excess of $75 million.

         The Investment Manager has agreed, by the terms of the Management Agreements for certain Portfolios of the Trust, and voluntarily for the other Portfolios of the Trust, to reimburse the Portfolio for certain operating expenses so that total expenses of the Portfolio do not exceed a specified percentage of the Portfolio's average daily net assets. Such specified percentage differs between the Portfolios, reflecting the objective, policies and restrictions of each Portfolio and the expenses involved in conducting an investment program for each Portfolio. For an additional discussion of Portfolio expense limitations, see "Management of the Trust: Investment Management Agreements" in the Trust's Statement of Additional Information.


Sub-Advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services. The fee to Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Janus Capital Corporation for the JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing September 4, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.


         Janus Capital  Corporation for the AST Janus Overseas Growth Portfolio:
An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60 of 1% of the portion of the net assets over $100 million but not in excess of $500 million; and .50 of 1% of the portion of the net assets over $500 million.


         J.P.  Morgan  Investment  Management,  Inc.  for the AST  Money  Market
Portfolio: An annual rate of .25% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .20% of the portion over $100 million but not in excess of $200 million; plus .15% of the portion over $200 million but not in excess of $1 billion; and .10% of the portion in excess of $1 billion. Commencing December 30, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .10% of the portion of the Portfolio's average daily net assets not in excess of $100 million; and .05% of the portion of the Portfolio's average daily net assets over $100 million but not in excess of $200 million; and .06% of the portion of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and
 .04% of the portion of the Portfolio's average daily net assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.

         Federated  Investment  Counseling  for  the  Federated  Utility  Income
Portfolio: An annual rate of 0.50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus 0.35% of the portion in excess of $25 million but not in excess of $50 million; plus 0.25% of the portion in excess of $50 million.

         Federated Investment Counseling for the Federated High Yield Portfolio:
An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40 of 1% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30 of 1% of the portion equal to or in excess of $50 million but under $75 million; and .25 of 1% of the portion equal to or in excess of $75 million.

     T. Rowe  Price  Associates,  Inc.  for the T. Rowe Price  Asset  Allocation
Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35 of 1% of the portion in excess of $25 million but not in excess of $50 million; and .25 of 1% of the portion in excess of $50 million.

         Rowe   Price-Fleming   International,   Inc.  for  the  T.  Rowe  Price
International Equity Portfolio: An annual rate of .75 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus
 .60 of 1% of the portion of the net assets over $20 million but not in excess of $50 million; and .50 of 1% of the portion in excess of $50 million. Commencing May 1, 1996, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .25 of 1% of the portion of the Portfolio's average daily net assets not in excess of $20 million and .10 of 1% of the portion of the net assets over $20 million but not in excess of $50 million, so long as the average daily net assets of the Portfolio equal or exceed $200 million. The Sub-advisor may terminate this voluntary agreement at any time.

     T. Rowe Price  Associates,  Inc.  for the T. Rowe Price  Natural  Resources
Portfolio: An annual rate of .60 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50 of 1% of the average daily net assets of the Portfolio.

     Rowe Price-Fleming International, Inc. for the T. Rowe Price International Bond Portfolio: An annual rate of .40 of 1% of the average daily net assets of the Portfolio. Prior to May 1, 1996, the Investment Manager had engaged Scudder, Stevens & Clark, Inc. (the "Former Sub-advisor") as Sub-advisor for the
Portfolio (formerly, the AST Scudder International Bond Portfolio), for a Sub-advisory fee of .60 of 1% of the average daily net assets of the Portfolio.


     T. Rowe Price  Associates,  Inc. for the T. Rowe Price Small  Company Value
Portfolio: An annual rate of .60 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50 of 1% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50 of 1% of the average daily net assets of the Portfolio.

         Founders Asset Management,  Inc. for the Founders Capital  Appreciation
Portfolio: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the net assets in excess of $150 million. For the year ended December 31, 1995, the amount paid by the Investment Manager to the Sub-advisor was $350,949.


         Founders Asset Management, Inc. for the Founders Passport Portfolio: An annual rate of .60 of 1% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50 of 1% of the portion of the average net assets of the Portfolio in excess of $100 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), for a Sub-advisory fee of .60 of 1% of the average daily net assets of the Portfolio not in excess of $100 million; plus
 .50 of 1% of the average daily net assets of the Portfolio in excess of $100 million.

         INVESCO Trust Company for the INVESCO Equity Income Portfolio: An annual rate of .50 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40 of 1% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35 of 1% of the portion of the net assets over $100 million.

         Pacific  Investment  Management Company for the PIMCO Total Return Bond
Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million.

         Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio: An annual rate of .30 of 1% of the average daily net assets of the Portfolio not in excess of $150 million; and .25 of 1% on the portion of the net assets over $150 million.

         Berger Associates, Inc. for the Berger Capital Growth Portfolio: An annual rate of .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.


         Robertson, Stephens & Company Investment Management, L.P. for the Robertson Stephens Value + Growth Portfolio: An annual rate of .60 of 1% of the average daily net assets of the Portfolio not in excess of $200 million; and .50 of 1% of the portion of the net assets over $200 million.


     American Century Investment Management, Inc. for the Twentieth Century International Growth Portfolio: An annual rate of .70 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60 of 1% of the portion of the net assets over $100 million.

     American Century Investment Management, Inc. for the Twentieth Century Strategic Balanced Portfolio: An annual rate of .50 of 1% of the portion of the of the average daily net assets of the Portfolio not in excess of $50 million; plus .45 of 1% of the portion of the net assets over $50 million.


         Putnam Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio: An annual rate of .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40 of 1% of the portion of the net assets over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the net assets over $300 million.


         Putnam Investment Management, Inc. for the AST Putnam International Equity Portfolio: An annual rate of .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .55 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .45 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Seligman Henderson Co. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the Seligman Henderson International Equity Portfolio), for a Sub-advisory fee of 1.0% of the average daily nets assets of the Portfolio not in excess of $100 million; plus
 .75 of 1% of the portion of the average daily net assets of the Portfolio over $100 million. The Former Sub-advisor had voluntarily agreed to waive a portion of its fee equal to .25% on assets not in excess of $50 million; plus .35% on assets over $50 million but not in excess of $75 million; plus .50% on assets over $75 million but not in excess of $100 million; plus .25% on assets over $100 million. Such agreement was terminated as of the opening of business on October 15, 1996.

         Putnam  Investment  Management,   Inc.  for  the  AST  Putnam  Balanced
Portfolio: An annual rate of .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus .40 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million. Prior to October 15, 1996, the Investment Manager had engaged Phoenix Investment Counsel, Inc. (the "Former Sub-advisor") as Sub-advisor for the Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio), for a total Sub-advisory fee of .50 of 1% of the average daily net assets of the Portfolio not in excess of $25 million; plus
 .40 of 1% of the portion of the average daily net assets of the Portfolio over $25 million but not in excess of $75 million; plus .30 of 1% of the portion of the average daily net assets of the Portfolio in excess of $75 million.




Administrator: PFPC Inc., a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp. and has its principal offices at 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust (the "Administrator"). The Administrator provides administrative services to investment companies and other accounts.

The Administration Agreement: The Trust has entered into a Fund Accounting and Administration Agreement with the Administrator (the "Administration Agreement") dated May 1, 1992, under which the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Portfolios' investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.


         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator its out-of pocket expenses plus the greater of certain percentages of the average daily net assets of the Trust or certain specified minimums calculated for each Portfolio. The percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0375% of the next $200 million; and (d) 0.03% of average daily net assets over $600 million. The minimum amount is $75,000 for each of the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Money Market Portfolio, the Federated High Yield Portfolio, the Federated Utility
Income Portfolio, the AST Putnam Balanced Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price Natural Resources Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio, the PIMCO Limited Maturity Bond Portfolio, the Berger Capital Growth Portfolio and the Robertson Stephens Value & Growth Portfolio. The minimum is $100,000 for the T. Rowe Price International Bond Portfolio, the T. Rowe Price International Equity Portfolio, the Founders Passport Portfolio and the AST Putnam International Equity Portfolio. The minimum amounts for the year beginning May 1, 1997 for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio are $64,667, $57,500, $64,667, $57,500 and $57,500, respectively. For a description of the "out-of-pocket" expenses the Trust is to pay the Administrator, see "The Administration and Accounting Services Agreement" in the Trust's Statement of Additional Information.

     Sale of Shares: Shares are sold at net asset value to Participating Insurance Companies and Qualified Plans. The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. The Trust may enter into Sales Agreements with other Participating Insurance Companies or certain Qualified Plans in the future. Qualified Plans and owners of variable annuity contracts and variable insurance policies will receive annual and semi-annual reports including the financial statement of the Portfolios that they have authorized for investment.


TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating Insurance Companies, Qualified Plans and plan participants in certain types of Qualified Plans since the separate accounts of the Participating Insurance Companies, the Qualified Plans and plan participants in certain Qualified Plans will be the shareholders of the Trust. Holders of variable annuity contracts or variable life insurance policies must consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants must consult with any applicable plan documents for information on the federal income tax consequences to such holders. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Trust that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax advisor as to the tax consequences of investments in the Trust, including the application of state and local taxes which may differ from the federal income tax consequences described above.

ORGANIZATION AND DESCRIPTION OF SHARES OF THE TRUST: The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. The Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.



PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. Each Portfolio's total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Portfolio. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses.


         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. To calculate yield, the Portfolio takes the interest and dividend income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of Portfolio shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Portfolio's net asset value at the end of the 30-day period. For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (for instance, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.


         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.


         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Each of the AST Janus Overseas Growth Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Founders Passport Portfolio, Twentieth Century International Growth Portfolio and AST Putnam International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.


TRANSFER AND SHAREHOLDER SERVICING AGENT AND CUSTODIAN: The custodian for all cash and securities of the AST Janus Overseas Growth Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Founders Passport Portfolio, Twentieth Century International Growth Portfolio and AST Putnam International Equity Portfolio is Morgan Stanley Trust Company, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities of the other Portfolios is PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, Morgan Stanley Trust Company will serve as co-custodian with respect to foreign securities. The Trust's transfer and shareholder servicing agent is PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

COUNSEL AND AUDITORS: The firm of Werner & Kennedy, 1633 Broadway, 46th Floor, New York, New York 10019, is counsel for the Trust. Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been appointed independent auditor for the Trust.


OTHER INFORMATION: This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted herefrom, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.


         Shareholder inquiries should be made by telephone to (203) 926-1888 or, if in writing, to the Trust's office at One Corporate Drive, Shelton, Connecticut 06484. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating
Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. If applicable, each plan participant will receive from the Qualified Plan trustees, or directly from the Trust, unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent auditors. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             AMERICAN SKANDIA TRUST
                 One Corporate Drive, Shelton, Connecticut 06484

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American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios. Currently, these Portfolios are the Lord Abbett Growth and Income Portfolio, the JanCap Growth Portfolio, the AST Janus Overseas Growth Portfolio, the AST Money Market Portfolio, the Federated Utility Income Portfolio, the Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio), the T. Rowe Price Small Company Value Portfolio, the Founders Capital Appreciation Portfolio, the Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the INVESCO Equity Income Portfolio, the PIMCO Total Return Bond Portfolio, the PIMCO Limited Maturity Bond Portfolio, the Berger Capital Growth Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio).

     American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Lord Abbett Growth and Income Portfolio: Lord, Abbett & Co.; (b) JanCap Growth Portfolio: Janus Capital Corporation; (c) AST Janus Overseas Growth Portfolio: Janus Capital Corporation; (d) AST Money Market
Portfolio: J.P. Morgan Investment Management, Inc.; (e) Federated Utility Income
Portfolio:  Federated Investment Counseling; (f) Federated High Yield Portfolio:
Federated Investment  Counseling;  (g) T. Rowe Price Asset Allocation Portfolio:
T.  Rowe  Price  Associates,  Inc.;  (h)  T.  Rowe  Price  International  Equity
Portfolio: Rowe Price-Fleming International, Inc.; (i) T. Rowe Price Natural Resources Portfolio: T. Rowe Price Associates, Inc.; (j) T. Rowe Price International Bond Portfolio: Rowe Price-Fleming International, Inc.; (k) T. Rowe Price Small Company Value Portfolio: T. Rowe Price Associates, Inc.; (l)
Founders Capital Appreciation Portfolio: Founders Asset Management, Inc.; (m) Founders Passport Portfolio: Founders Asset Management, Inc.; (n) INVESCO Equity Income Portfolio: INVESCO Trust Company; (o) PIMCO Total Return Bond Portfolio:
Pacific  Investment   Management  Company;   (p)  PIMCO  Limited  Maturity  Bond
Portfolio:  Pacific  Investment  Management  Company;  (q) Berger Capital Growth
Portfolio:  Berger  Associates,  Inc.;  (r)  Robertson  Stephens  Value + Growth
Portfolio: Robertson, Stephens & Company Investment Management, L.P.; (s) Twentieth Century International Growth Portfolio: American Century Investment Management, Inc. (which, prior to January 1, 1997, was named Investors Research Corporation); (t) Twentieth Century Strategic Balanced Portfolio: American Century Investment Management, Inc.; (u) AST Putnam Value Growth & Income
Portfolio: Putnam Investment Management, Inc.; (v) AST Putnam International Equity Portfolio: Putnam Investment Management, Inc.; and (w) AST Putnam Balanced Portfolio: Putnam Investment Management, Inc.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.




This Statement relates to the Trust's Prospectus dated May 1, 1997


                                TABLE OF CONTENTS

Caption                                                                                                       Page

General Information and History....................................................................................
Investment Objectives and Policies.................................................................................
     Lord Abbett Growth and Income Portfolio.......................................................................
     JanCap Growth Portfolio.......................................................................................
     AST Janus Overseas Growth Portfolio...........................................................................
     AST Money Market Portfolio....................................................................................
     Federated Utility Income Portfolio............................................................................
     Federated High Yield Portfolio................................................................................
     T. Rowe Price Asset Allocation Portfolio......................................................................
     T. Rowe Price International Equity Portfolio..................................................................
     T. Rowe Price Natural Resources Portfolio.....................................................................
     T. Rowe Price International Bond Portfolio....................................................................
     T. Rowe Price Small Company Value Portfolio...................................................................
     Founders Capital Appreciation Portfolio.......................................................................
     Founders Passport Portfolio...................................................................................
     INVESCO Equity Income Portfolio...............................................................................
     PIMCO Total Return Bond Portfolio.............................................................................
     PIMCO Limited Maturity Bond Portfolio.........................................................................
     Berger Capital Growth Portfolio...............................................................................
     Robertson Stephens Value + Growth Portfolio...................................................................
     Twentieth Century International Growth Portfolio..............................................................
     Twentieth Century Strategic Balanced Portfolio................................................................
     AST Putnam Value Growth & Income Portfolio....................................................................
     AST Putnam International Equity Portfolio.....................................................................
     AST Putnam Balanced Portfolio.................................................................................
Investment Restrictions............................................................................................
Certain Risk Factors and Investment Methods........................................................................
Portfolio Turnover.................................................................................................
Management.........................................................................................................
Management of the Trust............................................................................................
Brokerage Allocation...............................................................................................
Allocation of Investments..........................................................................................
Regulatory Matters.................................................................................................
Computation of Net Asset Values....................................................................................
Purchase and Redemption of Shares..................................................................................
Tax Matters........................................................................................................
Underwriter........................................................................................................
Performance........................................................................................................
Other Information..................................................................................................
Financial Statements...............................................................................................
Appendix...........................................................................................................

GENERAL INFORMATION AND HISTORY:


     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio). The Lord Abbett Growth and Income Portfolio was first offered as of May 1, 1992. The JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The Federated Utility Income Portfolio and the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The Federated High Yield Portfolio, the T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the Founders Capital Appreciation Portfolio, the INVESCO Equity Income Portfolio and the PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The Berger Capital Growth Portfolio was first offered as of October 19, 1994. The Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the T. Rowe Price Natural Resources Portfolio and the PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The Robertson Stephens Value + Growth Portfolio was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio were first offered as of January 2, 1997.


INVESTMENT OBJECTIVES AND POLICIES:

     The following information supplements, and should be read in conjunction with, the section in the Trust's Prospectus entitled "Investment Objectives and Policies." The investment objective and supplemental information regarding the policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


     The objective for each Portfolio, if it is specifically noted as its "investment objective," and the restrictions described in the section of this Statement entitled "Investment Restrictions," are "fundamental" policies and may not be changed without approval of the shareholders of the affected Portfolio. Investment policies not noted as "investment objectives" or "investment restrictions" are not "fundamental" policies. As indicated in the "Investment Restrictions" section of this Statement, certain investment restrictions apply to all Portfolios, while others only apply to a specific Portfolio. The Trust has the right to modify without shareholder approval the investment policies of any Portfolio that are not specifically identified in the Trust's Prospectus or this Statement as "fundamental."




Lord Abbett Growth and Income Portfolio:

Investment Objective: The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

Investment Policies:

     Covered Call Options. The Portfolio may write covered call options which are traded on a national securities exchange with respect to its securities in an attempt to increase income and to provide greater flexibility in the disposition of securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the Portfolio forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security with the same exercise price and call period as the option previously written. If the Portfolio is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Sub-advisor does not intend to have the Portfolio write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus of the Trust. For an additional discussion of call options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Illiquid Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. Investments in illiquid securities are limited to a maximum of 10% of Portfolio net assets. Illiquid securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Sub-advisor under the supervision of the Trustees. Examples of factors which the Sub-advisor may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). For a discussion of illiquid or restricted securities and certain risks involved therein see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

JanCap Growth Portfolio:

Investment Objective: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:


     The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive or other relief under the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.

     Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging). The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

     The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

     There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."


     Repurchase Agreements and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The Portfolio may also enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the JanCap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.


     1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



         3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST Janus Overseas Growth Portfolio:

     Investment Objective: The investment objective of the AST Janus Overseas Growth Portfolio is to seek long-term growth of capital.

Investment Policies:


         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio (i.e., no leveraging). The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Illiquid Investments. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Sub-advisor will make liquidity determinations with respect to the Portfolio securities, including Rule 144A Securities, commercial paper and municipal lease obligations. Under the guidelines established by the Trustees, the Sub-advisor will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, the Sub-advisor will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by an NRSRO.


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

     Other  Income-Producing   Securities.   Other  types  of  income  producing
securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.


         Repurchase and Reverse Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Sub-advisor to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Sub-advisor. The Portfolio may also enter into reverse repurchase agreements. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For an additional description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Overseas Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:



         1. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.


     4. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.


         5. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


         6. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Investment Manager acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

     7. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Money Market Portfolio:

     Investment Objective: The investment objective of the AST Money Market Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.


         Asset-Backed Securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. The repurchase agreements into which the Portfolio may enter will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. For a discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending Portfolio Securities. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider all facts and circumstances surrounding the making of the loan, including the creditworthiness of the borrowing financial institution. The Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, employee or Trustee of the Trust, the Investment Manager, any Sub-advisor of the Trust, or the Administrator unless otherwise permitted by applicable law.


Federated Utility Income Portfolio:

Investment Objective: The investment objective of the Federated Utility Income Portfolio is high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

Investment Policies:

     U.S. Government Securities. The Portfolio may invest in U.S. government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. Examples of instrumentalities and agencies which may not always receive support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.


         Convertible Securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, like DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security. DECS offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common up to the first call price. They are effectively capped at that point unless the common rises above a second price point at which time they participate with unlimited upside potential.); LYONS (Liquid Yield Option Notes. A corporate bond which is purchased at a price below par with no coupon, and is convertible into stock.); PERCS (Preferred Equity Redeemable Preferred Stock. An equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity. PERCS offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.); PRIDES (Preferred Redeemable Increased Dividend Securities. Essentially the same as DECS; the difference is little more than who initially underwrites the issue). Convertible securities are often rated below investment grade or are not rated because they fall below straight debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or unrated. The Fund does not limit convertible securities by rating.

         As with all securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of nonconvertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

         Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.


         When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities purchased are segregated on the Portfolio's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled. For a discussion of when-issued securities and certain risks involved therein see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the Borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote the securities on loan, but would terminate the loan and regain the right to vote if that were considered important by the Investment Manager with respect to the investment.

         Reverse Repurchase Agreements. The use of reverse repurchase agreements may allow the Portfolio to avoid selling Portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into a reverse repurchase agreement does not ensure that the Portfolio will be able to avoid selling Portfolio instruments at a disadvantageous time. For a discussion of reverse repurchase agreements, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the Federated Utility Income Portfolio. The limitation is not a "fundamental" restriction and may be changed by the Trustees without shareholder approval.


         The Portfolio will not write call options on securities unless the securities are held in the Portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase options on securities unless the securities are held in the Portfolio.

Federated High Yield Portfolio:

     Investment Objective: The Federated High Yield Portfolio's investment objective is to seek high current income.

Investment Policies:


         Corporate Debt Securities. The Portfolio invests primarily in fixed rate corporate debt securities. The fixed rate corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     U.S. Government Obligations. The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."


         Restricted Securities. The Portfolio expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities are generally subject to legal or contractual delays on resale. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Repurchase Agreements. The Portfolio will require its custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Portfolio might be delayed pending court action. The Portfolio believes that under the regular procedures normally in effect for custody of the Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities. The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Sub-advisor to be creditworthy, pursuant to guidelines established by the Board of Trustees. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The Portfolio will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Sub-advisor has determined are creditworthy under guidelines established by the Trustees. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio.
During the time Portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


     Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

     Foreign Securities. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Federated High Yield Portfolio. The limitations are not a "fundamental" restriction and may be changed by the Trustees without shareholder approval.

     1. The Portfolio will not invest more than 15% of the value of its net assets in securities that are not readily marketable;


         2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.

T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the T. Rowe  Price  Asset
Allocation Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.


     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.


         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         To the extent required by the laws of certain states, the Portfolio may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio may commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

         In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which T. Rowe Price Associates, Inc. or Rowe Price-Fleming International, Inc. serve as sub-advisor. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner.

         See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."


         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.


         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         The Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


         Repurchase Agreements. Subject to the guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.




         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.


         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.


         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the T. Rowe Price Asset Allocation Portfolio. These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

     2. Invest in companies for the purpose of exercising management or control;


     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;


         5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;


     6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Prospectus and this Statement;


     7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;


         8. Invest in warrants if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;



         9.       Effect short sales of securities;

         10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.


         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


T. Rowe Price International Equity Portfolio:

Investment Objective: The investment objective of the T. Rowe Price International Equity Portfolio is to seek a total return on its assets from long-term growth of capital and income principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

Investment Policies: Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon its current assessment, Sub-advisor believes long-term growth of capital may be achieved by investing in marketable securities of non-U.S. companies which have the potential for growth of capital. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

          The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Portfolio is subject to risks unique to international investing. Further, there is no assurance that the favorable trends discussed below will continue, and the Portfolio cannot guarantee it will achieve its objective.


          It is the present intention of Sub-advisor to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Western Europe (for example, United Kingdom, Germany, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, and such other areas and countries as Sub-advisor may determine from time to time.


          In determining the appropriate distribution of investments among various countries and geographic regions, Sub-advisor ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

          In analyzing companies for investment, Sub-advisor ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

          It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

          Today, more investment opportunities may exist abroad than in the U.S. In 1970, more than one-half of the world's equity capitalization (the total market value of the world's equity securities traded on stock exchanges) was attributable to U.S. securities. Now practically the opposite is true. And over the last ten years, the EAFE Index, a widely accepted index of European, Australian and Far Eastern equity securities, has outperformed the Standard & Poor's 500 Index. Although the EAFE Index may not be representative of the Portfolio, Sub-advisor believes it may be a useful indicator of the opportunities in foreign equity investing.



          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.


          The Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.


          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe. The Portfolio will only invest in a company located in, or a government of, Eastern Europe or Russia, if the Sub-advisor believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, the Portfolio will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund; others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.


          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to perform would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.


          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.


          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.


          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by Price-Fleming International, Inc. or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.


          See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.


          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal  Tax  Treatment  of  Options,  Futures  Contracts  and Forward
Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."


          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.




          Illiquid and Restricted Securities. The Portfolio may not invest in illiquid securities including repurchase agreements which do not provide for payment within seven days, if as a result, they would comprise more than 15% of the value of the Portfolio's net assets.


          Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

          Notwithstanding the above, the Portfolio may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

          The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.


          Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc.
The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Equity Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

     2. Invest in companies for the purpose of exercising management or control;


     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

     5. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;


     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of Portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts and other permissible investments;

     7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as a security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;


         8.     Effect short sales of securities;


         9. Invest in warrants if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;



         10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.


         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.


          In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment portfolios to permit indirect foreign investment in such securities. For tax purposes these portfolios may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

T. Rowe Price Natural Resources Portfolio:


Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.


     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.


     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.


         Debt Obligations. Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus.

         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."


         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."


         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds for which the Sub-advisor or Rowe Price-Fleming International, Inc. serves as Sub-advisor. Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.


         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:

         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Natural Resources Portfolio. These limitations are not "fundamental" restrictions and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;


     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.


     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;



     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;



         9.       Effect short sales of securities;



         10. Invest in warrants if, as a result thereof, more than 5% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.


T. Rowe Price International Bond Portfolio:

Investment Objective: The T. Rowe Price International Bond Portfolio's objective is to provide high current income and capital appreciation by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          The Portfolio will invest in securities denominated in currencies specified elsewhere herein.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanged located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.


          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Portfolio will not write a covered call option if, as a result, the aggregate market value of all Portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. Should these state laws change or should the Portfolio obtain a waiver of their application, the Portfolio reserves the right to increase this percentage. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."


          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.


          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

          For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover will be employed.

          In addition, CFTC regulations may impose limitations on the Portfolio's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

          See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.


          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in financial futures or option transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

          Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

          Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

          Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

          In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."


          Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price Associates, Inc. ("T. Rowe Price") approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         Illiquid and Restricted Securities. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may invest in illiquid securities. The Portfolio may invest in illiquid securities, including restricted securities and repurchase agreements which do not provide for payment within seven days, but will not acquire such securities if, as a result, they would comprise more than 15% of the value of the Portfolio's net assets.


         Restricted   securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Trust's Board of Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.

         For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."


          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.

         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or T. Rowe Price Associates, Inc.
The Portfolio has no current intention of engaging in these practices at this time.


     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price International Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

         2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;


     3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;



         4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;


         5. Enter into futures contracts or purchase options thereon which does not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;




         6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;


         7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

         8.       Purchase or sell real estate limited partnership interests.

         9. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

         10. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

     11. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

     12. Invest in companies for the purpose of exercising management or control;

     13. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.


         14.      Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

T. Rowe Price Small Company Value Portfolio:

Investment Objective: The investment objective of the T. Rowe Price Small Company Value Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:


         Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below. See this Statement under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.


     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.


     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.




         Lower-Rated Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.


         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.


         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."




         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.


         For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


         For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.


         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."



         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."


         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC and applicable state law.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.


         The Portfolio's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Portfolio's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


         If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Portfolio would comply with such new restrictions.


         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.


         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following:


         First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.

         Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Portfolio's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Portfolio may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


         Illiquid and Restricted Securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.


         Notwithstanding the above, the Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Sub-advisor, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Sub-advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Sub-advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into a repurchase agreement through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.


     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."


         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Sub-advisor to be of good standing and will not be made unless, in the judgment of Sub-advisor, the consideration to be earned from such loans would justify the risk.


         Other Lending/Borrowing. Subject to approval by the Securities and Exchange Commission, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the T. Rowe Price Small Company Value Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

     2. Invest in companies for the purpose of exercising management or control;

         3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;


     4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

     5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;


     6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

         7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;


     8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and this Statement;


         9.       Effect short sales of securities;



         10. Invest in warrants if, as a result thereof, more than 5% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.


Founders Capital Appreciation Portfolio:

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and its portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge its portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of the risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Forward Contracts For Purchase or Sale of Foreign Currencies. The Portfolio generally will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar the Portfolio may each enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of those Portfolio securities denominated in such foreign currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.


         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).


         Low-Rated and Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its assets in convertible securities and preferred stocks which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investment in lower-rated or unrated securities is generally considered to be high risk investment. These debt securities are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.


         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objectives may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield, high risk debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.


         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Founders Capital Appreciation Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


     1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;


     2. Purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer;


     3. Purchase securities of other investment companies except in compliance with the 1940 Act;


         4. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

Founders Passport Portfolio:

     Investment Objective: The investment objective of the Founders Passport Portfolio is to seek capital appreciation.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the Portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-Advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Illiquid Securities. As discussed in the Prospectus, the Portfolio may invest up to 15% of the value of its net assets, measured at the time of investment, in investments which are not readily marketable. Restricted securities are securities that may not be resold to the public without registration under the Securities Act of 1933 (the "1933 Act"). Restricted securities (other than Rule 144A securities deemed to be liquid, discussed below) and securities which, due to their market or the nature of the security, have no readily available markets for their disposition are considered to be not readily marketable or "illiquid." These limitations on resale and marketability may have the effect of preventing the Portfolio from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing illiquid securities, the Portfolio does not intend to engage in underwriting activities, except to the extent the Portfolio may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. For an additional discussion of illiquid or restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.

         Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Portfolio may invest in Rule 144A securities which, as disclosed in the Prospectus, are restricted securities which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A which provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Portfolio could affect adversely the marketability of the security. In such an instance, the Portfolio might be unable to dispose of the security promptly or at reasonable prices.


         The Sub-advisor will determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's limitations on investing in securities that are not readily marketable. The Sub-advisor will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).


         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its assets in convertible securities and preferred stocks which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.


         Repurchase Agreements. Subject to guidelines promulgated by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements with respect to money market instruments eligible for investment by the Portfolio with member banks of the Federal Reserve system, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Portfolio's limitation with respect to illiquid securities.


         The Portfolio has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements which mature in less than seven days. The Portfolio may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.


         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the Founders Passport Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:



     1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;



     2. Purchase securities of other investment companies except in compliance with the 1940 Act;



     3. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; or

         4.       Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

INVESCO Equity Income Portfolio:

     Investment Objective: The INVESCO Equity Income Portfolio seeks high current income while following sound investment practices.


Investment Policies: The Portfolio will pursue its objective by investing its assets in securities which will provide a relatively high-yield and stable return and which, over a period of years, may also provide capital appreciation. Capital growth potential is a secondary factor in the selection of portfolio securities. The Portfolio invests in common stocks, as well as convertible bonds and preferred stocks.


         In pursuing its investment objective, the Portfolio will endeavor to select and purchase securities providing reasonably secure dividend or interest income. Up to 10% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.


         The debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.


         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such Portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities.

         For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         As discussed in the Trust's Prospectus, the Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio, with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement, and are held by the Portfolio's Custodian Bank until repurchased. For an additional discussion of repurchase agreements and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Another  practice  in which  the  Portfolio  may  engage is to lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the Rules of the Securities and Exchange Commission thereunder.


PIMCO Total Return Bond Portfolio:

Investment Policies:


         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical, " the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.


         The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralized its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.


         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.


         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.



         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.


         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.


         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include newly industrialized countries such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.


         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.




         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").


         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.


         The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.


         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


         For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified for the Portfolio in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolios intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolios may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.


         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."


         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Total Return Bond Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.


         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.


         2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

PIMCO Limited Maturity Bond Portfolio:

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary purposes in an amount not exceeding five percent of the value of its total assets. The Portfolio also may borrow for investment purposes. Such a practice will result in leveraging of the Portfolio's assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.


         The Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         Dollar roll transactions involve the risk that the market value of the securities sold may decline below the repurchase price of those securities. The securities that are repurchased will be collateralized with different pools of mortgages with different prepayment histories, and as a result, the borrower is subject to a greater degree of prepayment related uncertainty.


         The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.


         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.


         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.



         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."


         Foreign Securities. The Portfolio may invest in U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio will limit its foreign investments to securities of issuers based in developed countries (which include newly industrialized countries such as Mexico, Taiwan and South Korea). Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.


         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.


         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.


         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. Government securities or high grade debt obligations in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Portfolio will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.


         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.


         For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.


         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).


         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.


     Risks in Futures Contracts and Related Options. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."


         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.


         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio' repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.



         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the PIMCO Limited Maturity Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities", illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.


         2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

Berger Capital Growth Portfolio:

Investment Policies:

         Index Options. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index on which the option is based is less than (in the case of a put) or a greater than (in the case of a call) the exercise price of the options. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the purchase price (the "premium") paid to him, to make delivery of this amount. Options are traded on a number of different indices.

         Hedging. The Portfolio will purchase put and call options on stock indices for the purpose of hedging and not for speculation. Hedging may be employed to cushion the Portfolio against possible declines in the market value of its securities, or to establish a position in an equity equivalent as a temporary substitute for the purchase of individual stocks. To hedge a Portfolio against a decline in value, the Portfolio may buy a put on a stock index. To protect the Portfolio against an increase in the price of equities at a time when the Portfolio has a substantial cash equivalent position, the Portfolio may buy a call on a stock index pending investment in equities.

         When the Sub-advisor believes the trend of stock prices may be downward, particularly over a short period of time, the Portfolio may hedge through the purchase of a put on a stock index to cushion the anticipated decline in value of the Portfolio's holdings. This is an alternative to the sale and possible subsequent repurchase of stocks, which might involve significant transaction costs. Conversely, the purchase of a call option on a stock index may allow the Portfolio to quickly obtain exposure to common stock equivalents in a rising market, thus permitting the Portfolio to purchase stocks gradually over the option period in a manner designed to minimize adverse price movements, and with more thorough evaluation of investment alternatives. The purpose of purchasing put and call options on stock indices is therefore not to generate gains, but to hedge. Successful hedging activities are not designed to produce a net gain to a Portfolio. Any gain in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio and any gain in the price of a call option is likely to be offset by the higher prices the Portfolio must pay in rising markets as it increases its holdings of common stocks.


         Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"), including securities that may be purchased from or sold to certain institutional investors under Rule 144A under the Securities Act of 1933. The Sub-advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restrictions on investing no more than 15% of its net assets in illiquid securities. In making this determination, the Sub-advisor will consider the trading markets for each such security taking into account the unregistered nature of a Rule 144A security. Specifically, the Sub-advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable. For a discussion of illiquid and restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         The Board of Trustees of the Trust has promulgated guidelines with respect to illiquid securities.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements through which an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on Sub-advisor's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be considered illiquid. The Portfolio will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.




         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Berger Capital Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:


     1. The Portfolio may purchase put and call options on stock indexes for the purpose of hedging, but no more than 1% of the Portfolio's total net assets at the time of purchase of such an option may be invested in put and call options;

     2. The Portfolio may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or mineral leases;


         3. The Portfolio does not currently intend to purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio taken at market value at the time of purchase would be invested in such securities.

Robertson Stephens Value + Growth Portfolio:

     Investment Objective: The investment objective of the Robertson Stephens Value + Growth Portfolio is to seek capital appreciation.

Investment Policies:

     Options. The Portfolio may purchase and sell put and call options on its securities to enhance performance and to protect against changes in market prices.

                  Covered Call Options. The Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         The Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

                  Covered Put Options. The Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         The Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

                  Purchasing Put and Call Options. The Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         The Portfolio may also purchase put and call options to attempt to enhance its current return.

                  Options on Foreign Securities. The Portfolio may purchase and sell options on foreign securities if the Sub-advisor believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

                  Risks Associated with Options. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options transactions.

         Special Expiration Price Options. The Portfolio may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Portfolio in effect may create a custom index relating to a particular industry or sector that the Sub-advisor believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce the Portfolio's profits if the special expiration price options are exercised. The Portfolio will not purchase special expiration price options with respect to more than 25% of the value of its net assets.

         LEAPs and BOUNDs. The Portfolio may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs") and Buy-Right Options Unitary Derivatives ("BOUNDs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. BOUNDs provide a holder the opportunity to retain dividends on the underlying security while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount. The Portfolio will not purchase these options with respect to more than 25% of the value of its net assets.

         LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

         BOUNDs are long-term options which are expected to have the same economic characteristics as covered call options, with the added benefits that BOUNDs can be traded in a single transaction and are not subject to early exercise. Covered call writing is a strategy by which an investor sells a call option while simultaneously owning the number of shares of the stock underlying the call. BOUND holders are able to participate in a stock's price appreciation up to but not exceeding a specified strike price while receiving payments equivalent to any cash dividends declared on the underlying stock. At expiration, a BOUND holder will receive a specified number of shares of the underlying stock for each BOUND held if, on the last day of trading, the underlying stock closes at or below the strike price. However, if at expiration the underlying stock closes above the strike price, the BOUND holder will receive a payment equal to a multiple of the BOUND's strike price for each BOUND held. The terms of a BOUND are not adjusted because of cash distributions to the shareholders of the underlying security. BOUNDs are subject to the position limits for equity options imposed by the exchanges on which they are traded.

         The settlement mechanism for BOUNDs operates in conjunction with that of the corresponding LEAPs. For example, if at expiration the underlying stock closes at or below the strike price, the LEAP will expire worthless, and the holder of a corresponding BOUND will receive a specified number of shares of stock from the writer of the BOUND. If, on the other hand, the LEAP is "in the money" at expiration, the holder of the LEAP is entitled to receive a specified number of shares of the underlying stock from the LEAP writer upon payment of the strike price, and the holder of a BOUND on such stock is entitled to the cash equivalent of a multiple of the strike price from the writer of the BOUND. An investor holding both a LEAP and a corresponding BOUND, where the underlying stock closes above the strike price at expiration, would be entitled to receive a multiple of the strike price from the writer of the BOUND and, upon exercise of the LEAP, would be obligated to pay the same amount to receive shares of the underlying stock. LEAPs are American-style options (exercisable at any time prior to expiration), whereas BOUNDs are European-style options (exercisable only on the expiration date).

         Futures Contracts.

                  Index Futures Contracts and Options. The Portfolio may buy and sell futures contracts and related options for hedging purposes or to attempt to increase investment return. The Portfolio currently expects that it will only purchase and sell stock index futures contracts and related options. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         The Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge its investments successfully using futures contracts and related options, the Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, the Portfolio may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

         The Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

                  Margin Payments. When the Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Portfolio upon termination of the contract, assuming the Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Portfolio sells a futures contract and the price of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.


         See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in transactions in futures contracts and related options.


         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers which the Sub-advisor deems to be creditworthy, pursuant to guidelines established by the Trust's Board of Trustees, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For a discussion of repurchase agreements and the risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."



         Portfolio Securities Lending. The Portfolio may lend its securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned;
(3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trust's Board of Trustees may establish) of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before the Portfolio enters into a loan, the Sub-advisor considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

         Short Sales. The Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

         The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

         Foreign Investments. The Portfolio may invest in foreign securities, securities denominated in or indexed to foreign currencies, and certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks. For a discussion of the risks involved in foreign currency fluctuations and investing in foreign securities, in general, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The considerations associated with foreign investments generally are intensified for investments in developing countries. For a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Currency Transactions. The Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Portfolio the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Portfolio expects to purchase. In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of the Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to the Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         The Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         Zero-Coupon Debt Securities and Pay-in-Kind Securities. The Portfolio may invest in zero-coupon securities. Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase pay-in-kind securities. Pay-in-kind securities pay all or a portion of their interest or dividends in the form of additional securities.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Robertson Stephens Value + Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:



         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

         2. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;


     3. Invest in securities of other registered investment companies, except in compliance with the 1940 Act;


         4.       Invest in real estate limited partnerships;


         5.       Acquire more than 10% of the voting securities of any issuer;

         6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

     7. Make investments for the purpose of exercising control or management;

         8. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.


         In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


Twentieth Century International Growth Portfolio:

     Investment Objective: The investment objective of the Twentieth Century International Growth Portfolio is to seek capital growth.

Investment Policies:

         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century International Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1.       Invest more than 15% of its assets in illiquid investments;


     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;


         3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;



         4.       Invest in oil, gas or other mineral leases;


         5.       Invest for control or for management.

Twentieth Century Strategic Balanced Portfolio:

     Investment Objective: The investment objective of the Twentieth Century Strategic Balanced Portfolio is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so;
(2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency.

         As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under the second circumstance, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. As described in the Prospectus, the Portfolio may enter into futures contracts. Unlike when the Portfolio purchases securities, no purchase price for the underlying securities is paid by the Portfolio at the time it purchases a futures contract. When a futures contract is entered into, both the buyer and seller of the contract are required to deposit with a futures commission merchant ("FCM") cash or high-grade debt securities in an amount equal to a percentage of the contract's value, as set by the exchange on which the contract is traded. This amount is known as "initial margin" and is held by the Portfolio's custodian for the benefit of the FCM in the event of any default by the Portfolio in the payment of any future obligations.

         The value of a futures contract is adjusted daily to reflect the fluctuation of the value of the underlying securities. This is a process known as marking the contract to market. If the value of a party's position declines, that party is required to make additional "variation margin" payments to the FCM to settle the change in value. The party that has a gain is generally entitled to receive all or a portion of this amount.


         The Portfolio maintains from time to time a percentage of its assets in cash or high-grade liquid securities to provide for redemptions or to hold for future investment in securities consistent with the Portfolio's investment objectives. The Portfolio may enter into index futures contracts as an efficient means to expose the Portfolio's cash position to the domestic equity market. The Sub-advisor believes that the purchase of futures contracts is an efficient means to effectively be fully invested in equity securities.


         The principal risks generally associated with the use of futures include: (i) the possible absence of a liquid secondary market for any particular instrument may make it difficult or impossible to close out a position when desired (liquidity risk); (ii) the risk that the counter party to the contract may fail to perform its obligations or the risk of bankruptcy of the FCM holding margin deposits (counter-party risk); (iii) the risk that the securities to which the futures contract relates may go down in value (market risk); and (iv) adverse price movements in the underlying securities can result in losses substantially greater than the value of the Portfolio's investment in that instrument because only a fraction of a contract's value is required to be deposited as initial margin (leverage risk); provided, however, that the Portfolio may not purchase leveraged futures, so there is no leverage risk involved in the Portfolio's use of futures.

         A liquid secondary market is necessary to close out a contract. The Portfolio may seek to manage liquidity risk by investing in exchange-traded futures. Exchange-traded futures pose less risk that there will not be a liquid secondary market than privately negotiated instruments. Through their clearing corporations, the futures exchanges guarantee the performance of the contracts.

         Futures contracts are generally settled within a day from the date they are closed out, as compared to three days for most types of equity securities. As a result, futures contracts can provide more liquidity than an investment in the actual underlying securities. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Liquidity may also be influenced by an exchange-imposed daily price fluctuation limit, which halts trading if a contract's price moves up or down more than the established limit on any given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until liquidity in the market is re-established. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired until liquidity in the market is re-established.

         The Portfolio manages counter-party risk by investing in exchange-traded index futures. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to the return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-advisor will attempt to minimize the risk by monitoring the creditworthiness of the FCMs with which the Portfolio does business.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         The Portfolio may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Interest Rate Futures Contracts and Related Options. The Portfolio may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.

         The Portfolio will not purchase or sell futures contracts and options thereon for speculative purposes but rather only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that the Sub-advisor anticipates it may wish to include in the Portfolio. The Portfolio may sell a future or write a call or purchase a put on a future if the Sub-advisor anticipates that a general market or market sector decline may adversely affect the market value of any or all of the Portfolio's holdings. The Portfolio may buy a future or purchase a call or sell a put on a future if the Sub-advisor anticipates a significant market advance in the type of securities it intends to purchase for the Portfolio at a time when the Portfolio is not invested in debt securities to the extent permitted by its investment policies. The Portfolio may purchase a future or a call option thereon as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As securities are purchased, corresponding futures positions would be terminated by offsetting sales.

         The "sale" of a debt future means the acquisition by the Portfolio of an obligation to deliver the related debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a debt future means the acquisition by the Portfolio of an obligation to acquire the related debt securities at a specified time on a specified date. The "sale" of a bond index future means the acquisition by the Portfolio of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the future and the price at which the future is originally struck. No physical delivery of the bonds making up the index is expected to be made. The "purchase" of a bond index future means the acquisition by the Portfolio of an obligation to take delivery of such an amount of cash.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as mark to the market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Portfolio and the Portfolio realizes a loss or a gain.

         When the Portfolio writes an option on a futures contract it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Portfolio has written a call, it becomes obligated to assume a "long" position in a futures contract, which means that it is required to take delivery of the underlying securities. If it has written a put, it is obligated to assume a "short" position in a futures contract, which means that it is required to deliver the underlying securities. When the Portfolio purchases an option on a futures contract it acquires a right in return for the premium it pays to assume a position in a futures contract.

         If the Portfolio writes an option on a futures contract it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

         For options sold, the Portfolio will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.


         The Portfolio will deposit in a segregated account with its custodian bank cash or other liquid assets in an amount equal to the fluctuating market value of long futures contracts it has purchased less any margin deposited on its long position. It may hold cash or acquire such other assets for the purpose of making these deposits.


         Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. Initial margin payments will be deposited in the Portfolio's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of a futures contract or an option thereon, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract or option. A final determination of variation margin is made at that time; additional cash is required to be paid by or released to it and it realizes a loss or gain.

         Although futures contracts by their terms call for the actual delivery or acquisition of the underlying securities or cash, in most cases the contractual obligation is so fulfilled without having to make or take delivery. The Sub-advisor does not intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearinghouse associated with the exchange on which the instruments are traded. Although the Sub-advisor intends to buy and sell futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular future at any particular time. In such event, it may not be possible to close a futures contract position.
Similar market liquidity risks occur with respect to options.

         The use of futures contracts and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures contracts and options thereon to attempt to protect against the market risk that the Portfolio might not be fully invested at a time when the value of the securities in which it invests is increasing is referred to as having a "long futures position." The Portfolio must operate within certain restrictions as to long and short positions in futures contracts and options thereon under a rule (CFTC
Rule) adopted by the Commodity Futures Trading Commission (CFTC) under the Commodity Exchange Act (CEA) to be eligible for the exclusion provided by the CFTC Rule from registration by the Portfolio with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions the Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures contracts and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Portfolio's assets after taking into account unrealized profits and losses on options the Portfolio has entered into; in the case of an option that is "in-the-money" (as defined under the CEA), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a futures contract is in-the-money if the value of the future exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the futures contract that is the subject of the put is exceeded by the strike price of the put.) Under the restrictions, the Portfolio also must, as to short positions, use futures contracts and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to its long positions that are used as part of the Portfolio's strategy and are incidental to the Portfolio's activities in the underlying cash market, the "underlying commodity value" (see below) of the Portfolio's futures contract and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated, high-quality, short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant.

         There are described above the segregated accounts that the Portfolio must maintain with its custodian bank as to its options and futures contracts activities due to Securities and Exchange Commission (SEC) requirements. The Portfolio will, as to its long positions, be required to abide by the more restrictive of these SEC and CFTC requirements. The underlying commodity value of a futures contract is computed by multiplying the size (dollar amount) of the futures contract by the daily settlement price of the futures contract. For an option on a futures contract, that value is the underlying commodity value of the future underlying the option.

         Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which the Portfolio invests without the large cash investments required for dealing in such markets, they may subject the Portfolio to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (i) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures or options positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market price movements; and (v) the bankruptcy or failure of a futures commission merchant holding margin deposits made by the Portfolio and the Portfolio's inability to obtain repayment of all or part of such deposits. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The Sub-advisor will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Sub-advisor may still not result in a successful transaction. The Sub-advisor may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

         The risk of imperfect correlation between movements in the price of a bond index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio diverges from the securities included in the applicable index. The price of the bond index future may move more than or less than the price of the securities being hedged. If the price of the bond index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the bond index futures, the Portfolio may buy or sell bond index futures in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the bond index. It is also possible that, where the Portfolio has sold futures contracts to hedge its securities against a decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a brief period or to a very small degree, over time the value of a portfolio of debt securities will tend to move in the same direction as the market indexes upon which the futures contracts are based.

         Where bond index futures are purchased to hedge against a possible increase in the price of bonds before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         The risks of investment in options on bond indexes may be greater than options on securities. Because exercises of bond index options are settled in cash, when the Portfolio writes a call on a bond index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of its writing position by holding a portfolio of bonds similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as the underlying index and, as a result, bears a risk that the value of the securities held will vary from the value of the index. Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio, as the call writer, will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security because there, the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value of the exercise date; and by the time it learns that it has been assigned, the index may have declined with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio must pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the Twentieth Century Strategic Balanced Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1.       Invest more than 15% of its assets in illiquid investments;


     2. Invest in the securities of other investment companies except in compliance with the 1940 Act;


         3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio's funds may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;


         4.       Invest for control or for management.


AST Putnam Value Growth & Income Portfolio:

     Investment Objective: The primary investment objective of the AST Putnam Value Growth & Income Portfolio is to seek capital growth. Current income is a secondary investment objective.

Investment Policies:

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

         Zero Coupon Bonds and Payment-in-Kind Bonds. The Portfolio may invest without limit in zero coupon and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."



         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.


         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.


         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currency. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Value Growth & Income Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;

     2. Invest in the securities of other investment companies except in compliance with the 1940 Act.



         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam International Equity Portfolio:

     Investment   Objective:   The  investment   objective  of  the  AST  Putnam
International Equity Portfolio is to seek capital appreciation.

Investment Policies:

         The Portfolio is designed for investors seeking capital appreciation through a diversified portfolio of equity securities of companies located in a country other than the United States.

         Short-Term Trading. In seeking the Portfolio's objectives, the Sub-advisor will buy or sell portfolio securities whenever the Sub-advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Sub-advisor does not consider how long the Portfolio has owned the security. From time to time the Sub-advisor will buy securities intending to seek short-term trading profits. A change in the securities held by the Portfolio is known as "portfolio turnover" and generally involves some expense to the Portfolio. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of the Portfolio's investment policies, under certain market conditions the Portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities excluding securities whose maturities at acquisition were one year or less. The Portfolio turnover rate is not a limiting factor when the Sub-advisor considers a change in the Portfolio.

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."



         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in the portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.


         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.


         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the
Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Index Warrants. The Portfolio may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Portfolio were not to exercise an index warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant.

         The Portfolio will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Portfolio will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolio's ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.

         Foreign Securities. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in issuers located in at least three different countries other than the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam International Equity Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:


         1. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;



     2. Invest in the securities of other investment companies except in compliance with the 1940 Act.



         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

AST Putnam Balanced Portfolio:

Investment Objective: The investment objective of the AST Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

Investment Policies:

         Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio at times may be unable to establish the fair value of such securities. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-advisor will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective. At times, a substantial portion of the Portfolio's assets may be invested in securities as to which the Portfolio, by itself or together with other mutual funds and accounts managed by the Sub-advisor and its affiliates, holds all or a major portion. Although the Sub-advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Portfolio could find it more difficult to sell these securities when the Sub-advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Portfolio's net asset value. In order to enforce its rights in the event of a default under such securities, the Portfolio may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Portfolio's operating expenses and adversely affect the Portfolio's net asset value.

         To the extent the Portfolio invests in securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on the Sub-advisor's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories

         Zero Coupon Bonds. The Portfolio may invest without limit in zero coupon bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. For an additional discussion of zero coupon bonds and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Restricted Securities. The Portfolio may invest in restricted securities. For a discussion of restricted securities and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage Related Securities. The Portfolio may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

         Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

         Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

         The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. For an additional discussion of mortgage related securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may make secured loans of its securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Portfolio an amount equal to any dividends or interest received on securities lent. The Portfolio retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Portfolio to exercise voting rights on any matters materially affecting the investment. The Portfolio may also call such loans in order to sell the securities.

         Forward Commitments. The Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Portfolio enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement if the Sub-advisor deems it appropriate to do so. The Portfolio may realize short-term profits or losses upon the sale of forward commitments.

         The Portfolio may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.


         Repurchase Agreements. Subject to guidelines adopted by the Board of Trustees of the Trust, the Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Portfolio's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Sub-advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. For an additional discussion of repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."



         Writing Covered Options. The Portfolio may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Sub-advisor such transactions are consistent with the Portfolio's investment objective and policies. Call options written by the Portfolio give the purchaser the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Portfolio at a stated price.

         The Portfolio may write only covered options, which means that, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Portfolio will hold cash or other liquid assets equal to the price to be paid if the option is exercised. In addition, the Portfolio will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Portfolio may write combinations of covered puts and calls on the same underlying security.

         If the Portfolio writes a call option but does not own the underlying security, and when it writes a put option, the Portfolio may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Portfolio may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations. For an additional discussion of options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase put options to protect its holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Portfolio, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Portfolio will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         Purchasing Call Options. The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

         Risk Factors in Options Transactions. The successful use of the Portfolio's options strategies depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Portfolio, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

         Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

         Over-the-counter ("OTC") options purchased by the Portfolio and assets held to cover OTC options written by the Portfolio may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Portfolio's ability to invest in illiquid securities. For an additional discussion of certain risks involved in options transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts and Related Options. Subject to applicable law, the Portfolio may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

         The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Portfolio. The Portfolio may close its positions by taking opposite positions which will operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs. For an additional discussion of futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Portfolio may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its securities, the Portfolio may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Portfolio may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected. For an additional discussion of options on futures contracts, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Risks of Transactions in Futures Contracts and Related Options. Successful use of futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. For an additional discussion of certain risks involved in futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

         Successful use of U.S. Treasury security futures contracts by the Portfolio is subject to the Sub-advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held by the Portfolio, and the prices of the Portfolio's securities increase instead as a result of a decline in interest rates, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so. There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.

         Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Portfolio may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Portfolio may also purchase and sell options on index futures contracts.

         For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Portfolio enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Portfolio will gain $2,000 (500 units x gain of $4). If the Portfolio enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Portfolio will lose $1,000 (500 units x loss of $2).

         There are several risks in connection with the use by the Portfolio of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Sub-advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

         Successful use of index futures by the Portfolio is also subject to the Sub-advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the Portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Sub-advisor may still not result in a profitable position over a short time period.

         Options on Stock Index Futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing call and put options on index futures, the Portfolio may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures. For an additional discussion of options on indices and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currency. Eurodollar certificates of deposit are excluded for purposes of this limitation. For a discussion of certain risks involved in foreign investing, in general, and the special risks involved in investing in developing countries or "emerging markets," see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Portfolio may write covered call and put options on foreign currencies for the purpose of increasing its current return.

         Generally, the Portfolio may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Portfolio enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

         The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes the Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Portfolio the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Portfolio the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Portfolio the right to purchase the currency at the exercise price until the expiration of the option.

         When it engages in position hedging, the Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Portfolio expects to purchase). In connection with position hedging, the Portfolio may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Portfolio may also purchase or sell foreign currency on a spot basis.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk Factors in Options Transactions" above.

         The Portfolio may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Portfolio receives a premium from writing a call or put option, which increases the Portfolio's current return if the option expires unexercised or is closed out at a net profit. The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Sub-advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by the Portfolio involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

         The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. For an additional discussion of foreign currency transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Currency Forward and Futures Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Portfolio either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

         The Portfolio will only purchase or write foreign currency options when the Sub-advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         Settlement Procedures. Settlement procedures relating to the Portfolio's investments in foreign securities and to the Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Putnam Balanced Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

     1. Invest in the securities of other investment companies except in compliance with the 1940 Act;



         2. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above;


         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:


         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies. Investment policies that are not "fundamental" may be found in the general description of the Investment Policies of each Portfolio, as described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies" and in the section of this Statement entitled "Investment Objectives and Policies."



         The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.


Investment Restrictions Applicable to All of the Portfolios Except the AST Janus Overseas Growth Portfolio, T. Rowe Price Asset Allocation Portfolio, the T. Rowe Price International Equity Portfolio, the T. Rowe Price Natural Resources Portfolio, the T. Rowe Price International Bond Portfolio, the T. Rowe Price Small Company Value Portfolio, the Founders Passport Portfolio, the Robertson Stephens Value + Growth Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio, the AST Putnam Value Growth & Income Portfolio, the AST Putnam International Equity Portfolio and the AST Putnam Balanced Portfolio.

1. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

     2. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

     3. A Portfolio will not invest in companies for the purpose of exercising control or management.

4. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

5. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

6.       A Portfolio will not issue senior securities.

     Investment Restrictions Applicable Only to the Lord Abbett Growth and Income Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio will not lend money or securities to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).

3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the JanCap Growth Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan, if as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

     Investment  Restrictions  Applicable  Only to the AST Janus Overseas Growth
Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.


2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.


     3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities.

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio will not lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

     8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

     1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

     Investment  Restrictions  Applicable  Only to the Federated  Utility Income
Portfolio:

     1. The Portfolio will invest at least 25% of its total assets in securities of utility companies.

     2. The Portfolio will not purchase or sell commodities. However, the Portfolio may purchase options on Portfolio securities and on financial futures contracts for hedging purposes only.

3. The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

4. The Portfolio will not purchase any securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

5. The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the current value of the Portfolio's net assets is held as collateral for such sales at any one time.

6. The Portfolio will not issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

7. The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of Portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

8. The Portfolio may lend Portfolio securities, as long as the value of the loaned securities does not exceed one-third of the value of the Portfolio's total assets. This shall not prevent the holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's Investment Objective and Policies.

     9. The Portfolio will not invest more than 10% of its total assets in restricted securities.

10. The Portfolio will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase securities of issuers which engage in whole or in part in such activities.

11. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

12. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by the securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes, all common stock and preferred stock of an issuer, taken together, will be deemed to be a single class, regardless of priorities, series, designations, or other differences.

13. The Portfolio will not invest more than 5% of its net assets in warrants, not more than 2% of which may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Investment Restrictions Applicable Only to the Federated High Yield Portfolio:

     1. The Portfolio will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

     5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

9. The Portfolio will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities laws.

     10. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

11. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

12. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

13. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

     Investment Restrictions Only Applicable to the T. Rowe Price Asset Allocation Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

     5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

     6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);


7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or


9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.


         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Only Applicable to the T. Rowe Price International Equity Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);


8.       Issue senior securities except in compliance with the 1940 Act; or


9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.


         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Applicable Only to the T. Rowe Price Natural Resources Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolio provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

         6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

         7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or


         9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment Restrictions Applicable Only to the T. Rowe Price International Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

     1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4. Make loans to other persons,  except (a) loans of portfolio  securities,  and
(b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;


5.       Issue senior securities except in compliance with the 1940 Act; or


6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

     Investment Restrictions Applicable Only to the T. Rowe Price Small Company Value Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

     2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

     3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

         6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

         7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);


8.       Issue senior securities except in compliance with the 1940 Act; or


         9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     Investment   Restrictions   Applicable   Only  to  the   Founders   Capital
Appreciation Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

     1. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

2.       Sell securities short.

3. Make loans to other persons; the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities is not considered the making of a loan by the Portfolio. The Portfolio may also enter into repurchase agreements by purchasing U.S. Government securities with a simultaneous agreement with the seller to repurchase them at the original purchase price plus accrued interest.

4.       Underwrite the securities of other issuers.

5. Invest in commodities, commodity futures contracts, real estate, real estate mortgage loans or other illiquid interests in real estate, except that the Portfolio may invest in securities of issuers which invest in commodities, commodity futures, real estate, real estate mortgage loans or other illiquid interests in real estate.

6. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.       Issue any senior securities.

8. Borrow money, except for extraordinary or emergency purposes, and then only from banks in amounts up to 10% of the Portfolio's net assets computed at the lesser of cost or value.



         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)



Investment Restrictions Applicable Only to the Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

     2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

     6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

     7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.


         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)


Investment Restrictions Applicable Only to the INVESCO Equity Income Portfolio:


         As a matter of fundamental policy, the Portfolio may not:


1.       Issue preference shares or create any funded debt;

2.       Sell short;

     3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

     4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

     6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7. Make loans to any person, except through the purchase of debt securities in accordance with the Portfolio's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value); or

     8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

     Investment  Restrictions  Applicable  Only to the PIMCO  Total  Return Bond
Portfolio:


1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

     Investment  Restrictions Applicable Only to the PIMCO Limited Maturity Bond
Portfolio:


         As a matter of fundamental policy, the Portfolio may not:


1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

     4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the Berger Capital Growth Portfolio:


         As a matter of fundamental policy, the Portfolio may not:


1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Portfolio's investments in all such companies taken at cost to exceed 5% of the value of the Portfolio's total assets.

     3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

     4. Purchase securities on margin from a broker or dealer or make short sales of securities.

5. Make loans, except that the Portfolio may enter into repurchase agreements in accordance with the Trust's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

6. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Portfolio's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes).


7. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the 1940 Act), invest in real estate although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts.


     8. Participate on a joint or joint and several basis in any securities trading account.

     Investment Restrictions Applicable Only to the Robertson Stephens Value + Growth Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

     1. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

2. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. Borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5. As to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry;

6. Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Sub-advisor, as the case may be, owns more than (OMEGA) of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than (OMEGA) of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

7. Make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     Investment   Restrictions   Applicable   Only  to  the  Twentieth   Century
International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:


     1. Lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been issued, but it is Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market;


2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

     4. Issue any  senior  security  except in  compliance  with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

     In determining industry groups for purposes of the above restriction regarding investments in a single industry, the Securities and Exchange Commission ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the Securities and Exchange Commission. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)

     Investment Restrictions Applicable Only to the Twentieth Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:


     1. Lend its securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been promulgated, but it is the Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Sub-advisor must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market.


2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

     3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

     4. Issue any senior security except in compliance with the 1940 Act;

     5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

     6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. Purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell interest rate futures contracts on debt securities (debt futures and bond index futures) and related options; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment  Restrictions Applicable Only to the AST Putnam Value Growth & Income
Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money in excess of 33 1/3% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options;

     5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry; or

     9. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     Investment Restrictions Applicable Only to the AST Putnam International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and related options;

     5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

     8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any one industry; or

9.       Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Restrictions Applicable Only to the AST Putnam Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities;

     2. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer;

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry;

     5. Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon;

     6. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

7. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities; or

9.       Issue senior securities.

         All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          If a Portfolio purchases put options at a time when the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio, can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolio expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.


         Regulatory Matters. The Staff of Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's obligation under the futures contract or option. Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with this requirement.


     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Foreign Currency Futures Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Foreign Currency Exchange-Related Securities:

         Certain   Portfolios  may  invest  in  foreign  currency  warrants  and performance indexed paper.

         Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero-Coupon Securities:

         Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S.
Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         Principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens). The value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. Although these restrictions may in the future make it undesirable to invest in these countries, Sub-advisor does not believe that any current repatriation restrictions would affect its decision to invest in these countries.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.


          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.


          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.


PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions and other transaction costs. Portfolio information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover." Over the past two fiscal years the following Portfolios experienced significant variation in their portfolio turnover rates. The turnover rate for the T. Rowe Price International Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) for the year ended December 31, 1995 was 325% and the year ended December 31, 1996 was [insert]. Rowe Price-Fleming International, Inc. became the Portfolio's Sub-advisor on May 1, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 350%. The turnover rate for the Founders Passport Portfolio from May 2, 1995 (commencement of operations) to December 31, 1995 was 3.52% and for the year ended December 31, 1996 was [insert]%. Founders Asset Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 150%. The turnover rate for the AST Putnam International Equity Portfolio (formerly, the Seligman Henderson International Equity Portfolio) for the years ended December 31, 1995 and 1996 were 58.62% and
[insert]% respectively. Putnam Investment Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 100%. The turnover rate for the AST Putnam Balanced Portfolio (formerly, the AST Phoenix Balanced Asset Portfolio) for the years ended December 31, 1995 and 1996 were 160.94% and
[insert]% respectively. Putnam Investment Management, Inc. became the Portfolio's Sub-advisor on October 15, 1996, and manages the Portfolio with an anticipated annual rate of turnover not to exceed 200%. The rate of turnover for the Robertson Stephens Value + Growth Portfolio was [insert]% for the period from commencement of operations (May 2, 1996) to December 31, 1996, and is not anticipated to exceed an annual rate of 250% under normal market conditions. The annual rates of turnover for the AST Janus Overseas Growth Portfolio, the T. Rowe Price Small Company Value Portfolio, the Twentieth Century International Growth Portfolio, the Twentieth Century Strategic Balanced Portfolio and the AST Putnam Value Growth & Income Portfolio, all of which were first publicly offered in January 1997, are not anticipated to exceed 200%, 100%, 150%, 150% and 100%, respectively, under normal market conditions. The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

MANAGEMENT: The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Investment Manager, Administrator, Custodian and Transfer and Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.


         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age                                                     Principal Occupation

Gordon C. Boronow*+                                                      President and Chief Operating Officer:
    Vice President and Trustee (44)                                      American Skandia Life Assurance Corporation
                                                                         June 1989 to present


Jan R. Carendi*+                                                         Senior Executive Vice President and
    President, Principal Executive Officer                               Member of Corporate Management Group:
    and Trustee (52)                                                     Skandia Insurance Company Ltd.
                                                                         September 1986 to present

David E. A. Carson                                                       President, Chairman and Chief Executive Officer:
    Trustee (62)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         1983 to present

Richard G. Davy, Jr.*+                                                   Controller:
    Controller (48)                                                      American Skandia Investment
                                                                         Services, Incorporated
                                                                         September 1994 to present;

                                                                         Self-employed Consultant
                                                                         December 1991 to September 1994

Eric. C. Freed*                                                          Securities Counsel
Secretary (34)                                                           American Skandia Investment Holding    Corporation
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (72)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. Mazzaferro*+                                                   Executive Vice President and
    Treasurer (44)                                                       Chief Financial Officer:
                                                                         American Skandia Life Assurance Corporation
                                                                         April 1988 to present

Thomas M. O'Brien                                                        Vice Chairman
    Trustee (46)                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to present

                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (61)                                                         1101 Penn Grant Road
                                                                         Lancaster, PA 17602
                                                                         April 1985 to present

* Interested person as defined in the 1940 Act.


+ Individuals are officers and/or directors of one or more of the following companies: American Skandia Investment Services, Incorporated (the Investment Manager), American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and the immediate parent of each these companies, American Skandia Investment Holding Corporation.


         The interested Trustees and officers of the Trust do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Trust for the services it provides. Each of the other Trustees receives an annual fee paid by the Trust plus expenses for each meeting of the Board and of shareholders which he attends. Compensation received during the year ended December 31, 1996 by the Trustees who are not interested persons was as follows:



                                                 Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                            ----------------------------------------        Fund Complex Paid to Trustee
                                   Registrant
------------------------------------------                                           -----------------------------------------
------------------------------------------
David E. A. Carson                                         $39,500                                   $39,500
------------------------------------------
Julian A. Lerner*                                             7,500                                     7,500
------------------------------------------
Thomas M. O'Brien                                            39,500                                    39,500
------------------------------------------
F. Don Schwartz                                              39,500                                    39,500


*became Trustee in November, 1996


         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


MANAGEMENT OF THE TRUST:

         Investment Management Agreements: The Trust has entered into Investment Management Agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted below to conduct the investment programs of each Portfolio. Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.


         The investment management fee paid for each of the past three fiscal years by each Portfolio that was publicly offered prior to January 1997 was as follows:


                           Investment Management Fees
                                          --------------------------- --------------------------- ----------------------------
                                                     1994                        1995                        1996
                                          --------------------------- --------------------------- ----------------------------

Lord Abbett Growth and Income                                      0                   1,059,567                    2,881,119
JanCap Growth                                                      0                   2,977,217                    5,726,567
AST Money Market                                                   0                   1,503,661                    2,092,880
Federated Utility Income                                           0                     601,598                      764,844
Federated High Yield                                               0                     346,448                      991,953
T. Rowe Price Asset Allocation                                     0                     314,161                      727,787
T. Rowe Price International Equity                           601,032                   1,412,350                    3,011,378
T. Rowe Price Natural Resources                                    0                      20,950                      351,569
T. Rowe Price International Bond                              59,968                     276,299                      595,953
Founders Capital Appreciation                                100,689                     486,749                    1,240,016
Founders Passport                                                  0                      76,285                      778,018
INVESCO Equity Income                                        232,348                     821,220                    1,883,792
PIMCO Total Return Bond                                            0                     652,311                    1,895,849
PIMCO Limited Maturity Bond                                        0                     100,949                    1,249,854
Berger Capital Growth                                              0                     160,794                      683,999
AST Putnam International Equity                                    0                   2,198,484                    2,771,876
AST Putnam Balanced                                                0                   1,107,736                    1,828,306
Robertson Stephens Value + Growth                                  0                           0                      117,917

The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:




                                Sub-Advisory Fees
                                          --------------------------- --------------------------- ----------------------------
                                                     1994                        1995                        1996
                                          --------------------------- --------------------------- ----------------------------
Lord Abbett Growth and Income                                      0                     705,288                    1,736,325
JanCap Growth                                                      0                   1,869,411                    3,451,651
AST Money Market                                                   0                     501,220                      697,446
Federated Utility Income                                           0                     306,916                      374,935
Federated High Yield                                               0                     210,529                      448,151
T. Rowe Price Asset Allocation                                     0                     166,105                      301,555
T. Rowe Price International Equity                           368,381                     786,175                    1,532,137
T. Rowe Price Natural Resources                                    0                      13,967                      208,022
T. Rowe Price International Bond(1)                           35,381                     165,779                      315,293
Founders Capital Appreciation                                 72,720                     350,949                      859,376
Founders Passport(2)                                               0                      45,904                      463,898
INVESCO Equity Income                                        148,729                     482,833                      979,103
PIMCO Total Return Bond                                            0                     299,969                      804,173
PIMCO Limited Maturity Bond                                        0                      47,155                      551,613
Berger Capital Growth                                              0                     116,002                      427,236
AST Putnam International Equity(3)                                 0                   1,389,549                    1,752,761
AST Putnam Balanced(4)                                             0                     576,648                      942,912
Robertson Stephens Value + Growth                                  0                           0                       70,750

(1) T. Rowe Price International Bond -- Entire fee for 1994 and 1995 was paid to Scudder, Stevens & Clark, Inc.; in 1996, $103,905 was paid to Scudder Stevens & Clark, Inc. and $211,388 was paid to Rowe Price-Fleming International, Inc. (2) Founders Passport -- Entire fee for 1994 and 1995 was paid to Seligman Henderson Co.; in 1996, $325,763 was paid to Seligman Henderson Co. and $138,135 was paid to Founders Asset Management, Inc. (3) AST Putnam International Equity -- Entire fee for 1994 and 1995 was paid to Seligman Henderson Co.; in 1996, $1,338,724 was paid to Seligman Henderson Co. and $414,037 was paid to Putnam Investment Management, Inc. (4) AST Putnam Balanced -- Entire fee for 1994 and 1995 was paid to Phoenix Investment Counsel, Inc.; in 1996, $691,855 was paid to Phoenix Investment Counsel, Inc. and $251,057 was paid to Putnam Investment Management, Inc.


         The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets:

         Lord Abbett Growth and Income Portfolio:  1.25%

     JanCap Growth Portfolio: 1.35%. Commencing September 4, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

     AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         Federated Utility Income Portfolio:  1.25%

         Federated High Yield Portfolio:  1.15%

         T. Rowe Price Asset Allocation Portfolio:  1.25%

     T. Rowe Price International Equity Portfolio: 1.75%. Commencing May 1, 1996, the Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.71% for the T. Rowe Price International Equity Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         T. Rowe Price Natural Resources Portfolio:  1.35%

         T. Rowe Price International Bond Portfolio:  1.75%

         Founders Capital Appreciation Portfolio:  1.30%

         Founders Passport Portfolio:  1.75%

         INVESCO Equity Income Portfolio:  1.20%

         PIMCO Total Return Bond Portfolio:  1.05%

         PIMCO Limited Maturity Bond Portfolio:  1.05%

         Berger Capital Growth Portfolio:  1.25%

         Robertson Stephens Value + Growth Portfolio:  1.45%


         AST Putnam International Equity Portfolio:  1.75%


         AST Putnam Balanced Portfolio: 1.25%

         The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST Janus Overseas Growth Portfolio:  1.75%

         T. Rowe Price Small Company Value Portfolio:  1.30%

         Twentieth Century International Growth Portfolio:  1.75%

         Twentieth Century Strategic Balanced Portfolio:  1.25%

         AST Putnam Value Growth & Income Portfolio:  1.25%


         The Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager's discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.


         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.


         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation which is an indirect wholly-owned subsidiary of PNC Financial Corp., currently serves as the Trust's Administrator and as the Trust's Transfer and Shareholder Servicing Agent. Under a Trust Accounting and Administration Agreement (the "Administration Agreement") dated May 1, 1992, PFPC Inc. (the "Administrator") provides certain fund accounting and administrative services to the Trust, as described in the Prospectus.

         Pursuant to the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         Compensation   for  the  services  and   facilities   provided  by  the
Administrator  under  the  Administration  Agreement  includes  payment  of  the
Administrator's out-of pocket expenses. "Out-of-pocket" expenses of the Administrator include, but are not limited to: postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust).

         For the period from January 1, 1996 to December 31, 1996, the Trust paid the Administrator $3,330,687 for administrative services rendered. For the period from January 1, 1995 to December 31, 1995, the Trust paid the Administrator $2,080,598. For the period from January 1, 1994 to December 31, 1994, the Trust paid the Administrator $1,114,940.


         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.


BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor's other accounts. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolio, as well as the recommendations or directions of the Investment Manager that take into account, among other things, the sale of shares of the Portfolio, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution.


         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.


         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio or its managed accounts generally. For the years ended December 31, 1994, 1995 and 1996, aggregate brokerage commissions of $2,244,147, $3,220,077 and $7,096,640, respectively, were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         During the years ended December 31, 1994, 1995 and 1996, brokerage commissions were paid to affiliates of certain of the Sub-advisors. Specifically, brokerage commissions were paid to _______________, an affiliate of Rowe Price-Fleming International, Inc., by the Portfolios for which it serves as Sub-adviser in the aggregate amount of __________ for the year ended December 31, 1994, $_________ for the year ended December 31, 1995, and $_________ for the year ended December 31, 1996. For the year ended December 31, 1996, ___% of the total brokerage commissions paid by these Portfolios were paid to __________, with respect to transactions representing %___ of the total dollar amount of transactions involving the payment of commissions. Similarly, brokerage commissions were paid to _______________, an affiliate of Robertson, Stevens & Company Investment Management L.P., by the Robertson Stephens Value + Growth Portfolio in the aggregate amount of $____________ for the year ended December 31, 1994, $___________ for the year ended December 31, 1995, and $___________ for the year ended December 31, 1996. For the year ended December 31, 1996, __% of the total brokerage commissions paid by these Portfolios were paid to ____________, with respect to transactions representing %__ of the total amount of the Portfolio's transactions involving the payment of commissions.


ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.



COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis unless the Trustees determine that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.


         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         For purposes of determining the net asset value per share of each Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or realizing gains or losses.


     PURCHASE AND REDEMPTION OF SHARES: A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

TAX MATTERS: A description of some of the tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion in the Prospectus is not intended as a substitute for careful tax planning.


UNDERWRITER: The Trust is presently used for funding variable annuities, and may also be used for funding variable life insurance. Pursuant to an exemptive order of the Securities and Exchange Commission, the Trust may also sell its shares directly to qualified plans. If the Trust does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation and the Investment Manager, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

PERFORMANCE: The Prospectus contains a brief description of how performance is calculated. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed appropriate by the Investment Manager. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The total return of each Portfolio, computed as of December 31, 1996, is shown in the table below. Such performance information is historical and is not intended to indicate future performance of the Portfolio.


Total Return
                                              Date Available      One Year        Three Years     Five Years    Since
                                              for Sale                                                          Inception
--------------------------------------------- ------------------- --------------- --------------- ------------- ------------

AST Putnam Int'l Equity Portfolio(1)          05/17/89              9.65%           7.37%          9.08%        10.80%
Founders Passport Portfolio(2)                05/02/95            12.91%          N/A             N/A             9.65%
Lord Abbett Growth and Income Portfolio       05/01/92            18.56%          16.03%          N/A           14.72%
JanCap Growth Portfolio                       11/06/92            28.36%          19.14%          N/A           18.04%
Federated Utility Income Portfolio            05/04/93            11.53%            9.39%         N/A             9.88%
Federated High Yield Portfolio                01/04/94            13.58%          N/A             N/A             9.61%
AST Putnam Balanced Portfolio(3)              05/04/93            11.23%          10.93%          N/A           10.51%
T. Rowe Price Asset Allocation Portfolio      01/04/94            13.14%          N/A             N/A           11.55%
T. Rowe Price International Equity Portfolio  01/04/94            14.17%          N/A             N/A             6.87%
T. Rowe Price Natural Resources Portfolio     05/02/95            30.74%          N/A             N/A           25.03%
T.    Rowe    Price    International    Bond  05/03/94              5.98%         N/A             N/A             5.03%
Portfolio(4)
Founders Capital Appreciation Portfolio       01/04/94            20.05%          N/A             N/A           19.97%
INVESCO Equity Income Portfolio               01/04/94            17.09%          N/A             N/A           14.11%
PIMCO Total Return Bond Portfolio             01/04/94              3.42%         N/A             N/A             6.21%
PIMCO Limited Maturity Bond Portfolio         05/02/95              3.90%         N/A             N/A             5.16%
Berger Capital Growth Portfolio               10/20/94            16.34%          N/A             N/A           18.12%
Robertson Stevens Value + Growth Portfolio    05/02/96            N/A             N/A             N/A             9.90%(5)

     (1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.


     (2) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (3) Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (4) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

     (5) Not annualized.

         Quotations of a Portfolio's yield (other than the AST Money Market Portfolio) are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.


         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended December 31, 1996:


                          Current Yield Effective Yield
                                   4.99% 5.11%

         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested. A cumulative total return reflects the hypothetical annual compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Portfolio's performance, investors should recognize that they are not the same as actual year-by-year results.

OTHER INFORMATION:


         Principal Holders: As of [insert], 1997, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of variable annuity contracts issued by ASLAC. To the knowledge of the Trust, no person beneficially owned more than 5% of any Portfolio as of that date. As of December 1, 1996, the amount of shares of the Trust owned by the ten persons who were the officers and directors of the Trust at that time, and are expected to be the officers and directors as of the date of this Statement, and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares.


         The Participating Insurance Companies and Qualified Plans are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies and Qualified Plans for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies or Qualified Plans, as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Participants in Qualified Plans will receive from trustees of the Qualified Plans, or directly from the Trust as applicable, unaudited semi-annual financial statements and audited year-end financial statements. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.


FINANCIAL STATEMENTS: Included in this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1996. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.

        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We send such documents upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

                                    APPENDIX

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")


         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")


         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

         c -- The letter c indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

         L -- The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same and right capacity, will be honored for principal and accrued predefault interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         p -- The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * -- Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r -- The r is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

Description of Certain Commercial Paper Ratings

Moody's


         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.


Standard & Poor's



         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.


         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".


         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION

ITEM 24.          Financial Statements and Exhibits

         (a)      Financial statements contained in Part A:

                  (1)      Financial  Highlights for the period April 19, 1989 (commencement of operations) to December 31,
                  1996.


                  Financial Statements contained in Part B:

                  (1)      Audited Financial Statements for the Trust for the year ended December 31, 1996.


                           (a)     Independent Auditors' Report;
                           (b)     Portfolios  of  Investments  as of December  31, 1996;
                           (c)     Statements of Assets and  Liabilities as of December 31, 1996;
                           (d)     Statements of Operations for the year ended  December 31, 1996;
                           (e)     Statements of Changes in Net Assets  for the years  ended  December 31, 1995 and December 31,
                                   1996; and
                           (f)      Financial Highlights for the period April 19, 1989 (commencement of operations) to
                                    December 31, 1996.
                        (g)      Notes to Financial Statements.





        (b)      Exhibits

         *        1.       (a)      Form of Declaration of Trust of Registrant.

         i                 (b)      Amendment to Agreement and Declaration of Trust of Registrant.

         ii                (c)      Amendment to Declaration of Trust of Registrant.

         *        2.       Form of By-laws of Registrant.

                  3.       None.

         **       4.       Specimen certificate for shares of beneficial interest of Registrant.

         ii       5.       (a)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Lord Abbett Growth and Income Portfolio.

         iii               (b)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the JanCap Growth Portfolio.

         iii               (c)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Money Market.

         iv                (d)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Federated Utility Income Portfolio.

         v                 (e)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Federated High Yield Portfolio.

         v                 (f)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         v                 (g)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the T. Rowe Price International Equity Portfolio.

         v                 (h)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Founders Capital Appreciation Portfolio.

         v                 (i)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the INVESCO Equity Income Portfolio.

         v                 (j)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the PIMCO Total Return Portfolio.

         vii               (k)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the Berger Capital Growth Portfolio.

         viii              (l)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for T. Rowe Price Natural Resources Portfolio.

         viii              (m)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for PIMCO Limited Maturity Bond Portfolio.

         ix                (n)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the T. Rowe Price International Bond Portfolio.

         ix                (o)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Robertson Stephens Value + Growth Portfolio.


         x                 (p)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Overseas Growth Portfolio.


         x                 (q)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the T. Rowe Price Small Company Value Portfolio.

         x                 (r)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Founders Passport Portfolio.

         x                 (s)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Twentieth Century International Growth Portfolio.

         x                 (t)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the Twentieth Century Strategic Balanced Portfolio.

         x                 (u)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam Value Growth & Income Portfolio.

         x                 (v)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam International Equity Portfolio.

         x                 (w)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Putnam Balanced Portfolio.


         ii                (x)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Lord, Abbett & Co. for the Lord Abbett Growth and Income Portfolio.

         iii               (y)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Janus Capital Corporation for the JanCap Growth Portfolio.

         iii               (z)      Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    J.P. Morgan Investment Management, Inc. for the AST Money Market Portfolio.

         iv                (aa)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Federated Investment Counseling for the Federated Utility Income Portfolio.

         v                 (bb)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Federated Investment Counseling for the Federated High Yield Portfolio.

         v                 (cc)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Asset Allocation Portfolio.

         v                 (dd)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Rowe  Price-Fleming  International,  Inc.  for the T. Rowe Price  International  Equity
                                    Portfolio.

         v                 (ee)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Founders Asset Management, Inc. for the Founders Capital Appreciation Portfolio.

         v                 (ff)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    INVESCO Trust Company for the INVESCO Equity Income Portfolio.

         v                 (gg)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Pacific Investment Management Company for the PIMCO Total Return Portfolio.

         vii               (hh)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Berger Associates, Inc.

         viii              (ii)     Sub-Advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Natural Resources Portfolio.

         viii              (jj)     Sub-Advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Pacific Investment Management Company for the PIMCO Limited Maturity Bond Portfolio.

         ix                (kk)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Rowe  Price-Fleming  International,  Inc.  for the T.  Rowe  Price  International  Bond
                                    Portfolio.

         ix                (ll)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Robertson,  Stephens & Company Investment  Management,  L.P. for the Robertson Stephens
                                    Value + Growth Portfolio.

         x                 (mm)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Overseas Growth Portfolio.

         x                 (nn)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    T. Rowe Price Associates, Inc. for the T. Rowe Price Small Company Value Portfolio.

         x                 (oo)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Founders Asset Management, Inc. for the Founders Passport Portfolio.

         x                 (pp)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors  Research   Corporation  for  the  Twentieth  Century   International  Growth
                                    Portfolio.

         x                 (qq)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Investors Research Corporation for the Twentieth Century Strategic Balanced Portfolio.

         x                 (rr)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam Value Growth & Income Portfolio.

         x                 (ss)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam International Equity Portfolio.

         x                 (tt)     Sub-Advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Putnam Investment Management, Inc. for the AST Putnam Balanced  Portfolio.

         iii               Amended   Administration   Agreement  between  Registrant  and  Provident  Financial  Processing
                           Corporation


         ii       6.       (a)      Sales Agreement between Registrant and American Skandia Life Assurance
Corporation.


         x                 (b)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.


                  7.       None.

         iii      8.       (a)      Custodian  Agreement  between  Registrant  and Morgan  Stanley  Trust  Company  for the
                                    Henderson International Growth Portfolio.

         iii               (b)      Amended Custodian Agreement between Registrant and Provident National Bank.

         iii               (c)      Amended  Transfer  Agency  Agreement   between   Registrant  and  Provident   Financial
                                    Processing Corporation.


                  9.       (a)      Service Agreement between American Skandia Investment Services, Incorporated and
                                    Kemper Investors Life Insurance Company.


                  10.      Consent of Counsel for the Registrant.

                  11.      Independent Auditors' Consent. {to be filed by future amendment}

                  12.      None.

         **       13.      Certificate re:  initial $100,000 capital.

                  14.      None.

                  15.      None.

         ***      16.      Calculation of Total Return.

                  17.      Financial Data Schedules.  {to be filed by future amendment}

                  18.      None.
--------------------------


*        Filed as an Exhibit to  Pre-Effective  Amendment No. 1 to  Registration  Statement,  which  Amendment was filed on
         October 7, 1988, and is incorporated herein by reference.

**       Filed as an Exhibit to  Pre-Effective  Amendment No. 2 to  Registration  Statement,  which  Amendment was filed on
         April 20, 1989, and is incorporated herein by reference.

***      Filed as an Exhibit to  Post-Effective  Amendment No. 1 to  Registration  Statement,  which Amendment was filed on
         March 2, 1990, and is incorporated herein by reference.

i        Filed as an Exhibit to  Post-Effective  Amendment No. 2 to  Registration  Statement,  which Amendment was filed on
         April 30, 1991, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 4 to  Registration  Statement,  which Amendment was filed on
         August 25, 1992, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 5 to  Registration  Statement,  which Amendment was filed on
         October 30, 1992, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 7 to  Registration  Statement,  which was filed on April 20,
         1993 and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 10 to Registration  Statement,  which Amendment was filed on
         December 9, 1993, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 12 to Registration  Statement,  which Amendment was filed on
         April 29, 1994, and is incorporated herein by reference.

vii      Filed as an Exhibit to  Post-Effective  Amendment No. 13 to Registration  Statement,  which Amendment was filed on
         October 12, 1994, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 16 to Registration  Statement,  which Amendment was filed on
         April 21, 1995, and is incorporated herein by reference.

ix       Filed as an Exhibit to  Post-Effective  Amendment No. 18 to Registration  Statement,  which Amendment was filed on
         April 30, 1996, and is incorporated herein by reference.


x        Filed as an Exhibit to  Post-Effective  Amendment No. 20 to Registration  Statement,  which Amendment was filed on
         December 24, 1996, and is incorporated herein by reference.


ITEM 25. Persons Controlled By or Under Common Control with Registrant

         See "Investment Manager and Investment Management Agreements" in the Prospectus and in the Statement of Additional Information.



ITEM 26.          Number of Holders of Securities



                                                                      Number of Record Holders
                  Title of Class                                      as of December 1, 1996
                  --------------                                      ----------------------

                  Lord Abbett Growth and Income Portfolio                              4


                  AST Money Market Portfolio                                           3

                  JanCap Growth Portfolio                                              3

                  Federated Utility Income Portfolio                                   4

                  Federated High Yield Portfolio                                       4

                  T. Rowe Price Asset Allocation Portfolio                             4

                  T. Rowe Price International Equity Portfolio                         4

                  T. Rowe Price Natural Resources Portfolio                            4

                  T. Rowe Price International Bond Portfolio                           4
                  (formerly, the AST Scudder
                  International Bond Portfolio)

                  Founders Capital Appreciation Portfolio                              4

                  Founders Passport Portfolio                                          4
                  (formerly, the Seligman Henderson
                  International Small Cap Portfolio)

                  INVESCO Equity Income Portfolio                                      4

                  PIMCO Total Return Bond Portfolio                                    4

                  PIMCO Limited Maturity Bond Portfolio                                4

                  Berger Capital Growth Portfolio                                      4

                  Robertson Stephens Value + Growth Portfolio                          4

                  AST Putnam International Equity Portfolio                            3
                  (formerly, the Seligman Henderson
                  International Equity Portfolio)

                  AST Putnam Balanced Portfolio                                        4
                  (formerly, the AST Phoenix Balanced Asset Portfolio)

ITEM 27. Indemnification

         Article VIII of the Registrant's Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or any other proceeding, whether civil or criminal, before any court or administrative legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of any undertaking by or on behalf of such Covered Person repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (1) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (providing that a majority of the disinterested Trustees then in the office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.          Business and Other Connections of Investment Adviser

         See "Management of the Trust" in the Prospectus and "Management" in the Statement of Additional Information.

ITEM 29. Principal Underwriter

         Registrant's shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies. Pursuant to an exemptive order of the Securities and Exchange Commission, Registrant may also sell its shares directly to qualified plans. If Registrant does so, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Securities and Exchange Commission and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.:

Jan R. Carendi                                        Chief Executive Officer & Director
Gordon C. Boronow                                     Director
Wade A. Dokken                                        President, Chief Operating Officer, Chief Marketing Officer & Director
Thomas M. Mazzaferro                                  Executive Vice President & Chief Financial Officer
Kimberly A. Bradshaw                                  Vice President & National Accounts Manager
Daniel Darst                                          Senior Vice President & National Marketing Director
Paul DeSimone                                         Vice President, Corporate Controller & Director
Walter G. Kenyon                                      Vice President & National Accounts Manager
Lawrence Kudlow                                       Senior Vice President & Chief Economist
N. David Kuperstock                                   Vice President & Director
Daniel LaBonte                                        Vice President & Associate Marketing Director
Brian O'Connor                                        Vice President & National Sales Manager, Internal Wholesaling
Don Thomas Peck                                       Senior Vice President, National Sales Manager & Director
Heidi Ann Richardson                                  Vice President & Portfolio Marketing Director
Hayward Sawyer                                        Senior Vice President, National Sales Manager & Director
Christian Thwaites                                    Vice President, Qualified Plans
Bayard F. Tracy                                       Senior Vice President, National Sales Manager & Director
Tamara L. Wood                                        Vice President & National Sales Director, Special Products
M. Priscilla Pannell                                  Corporate Secretary
Kristen E. Newall                                     Assistant Corporate Secretary


     Of the above, the following individuals are also officers and/or directors of Registrant: Jan R. Carendi (President, Principal Executive Officer &
Trustee); Gordon C. Boronow (Vice President & Trustee); Thomas M. Mazzaferro (Treasurer); and M. Priscilla Pannell (Assistant Corporate Secretary).

ITEM 30. Location of Accounts and Records

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company act of 1940 are maintained at the offices of the Trust, One Corporate Drive, Shelton, Connecticut 06484, except for those maintained by the Trust's Custodian.

ITEM 31. Management Services

         None.

ITEM 32. Undertakings

         None.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 28th day of February, 1997.


                             AMERICAN SKANDIA TRUST


                           By: /s/ Mary Ellen O'Leary
                               Mary Ellen O'Leary
                                    Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date


/s/ Jan R. Carendi*                         President (Principal
Jan R. Carendi                              Executive Officer)
                                            and Trustee                                 2/28/97

/s/ Gordon Boronow*                         Vice President
Gordon C. Boronow                           and Trustee                                 2/28/97

/s/ Mary Ellen O'Leary                      Secretary                                   2/28/97
Mary Ellen O'Leary

/s/ Thomas M. Mazzaferro                    Treasurer                                   2/28/97
Thomas M. Mazzaferro

/s/ Richard G. Davy, Jr.                    Controller                                  2/28/97
Richard G. Davy, Jr.

/s/ David E. A. Carson*                     Trustee                                     2/28/97
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     2/28/97
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     2/28/97
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     2/28/97
F. Don Schwartz

                                      *By:  /s/ Mary Ellen O'Leary
                                            Mary Ellen O'Leary

                          *Pursuant to Powers of Attorney previously filed

                                                      Registration No. 33-24962












                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    EXHIBITS
                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 21
                                  TO FORM N-1A



                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 AND
                         INVESTMENT COMPANY ACT OF 1940


                             AMERICAN SKANDIA TRUST

                                                         Exhibits

                                                     Table of Contents

                  Exhibit Number                                       Description


                  9(a)                               Service    Agreement    between    American   Skandia
                                                     Investment   Services,    Incorporated   and   Kemper
                                                     Investors Life Insurance Company.

                  10                                 Consent of Counsel for the Registrant

                  11                                 Independent Auditors' Consent

                  17                                 Financial Data Schedules
